                              [LOGO APPEARS HERE]

                          AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals




                                 ANNUAL REPORT

                                August 31, 1998

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

We are pleased to report that the year ended August 31, 1998, was, overall, a good one for the American Performance Funds. While stocks did give back some of their gains as the period drew to a close, averages were still higher than they were twelve months ago. Moreover as volatility increased, investors sought quality and safety--and the fixed-income markets rallied in response.

Our fixed-income funds, in particular, benefited significantly. In fact, the American Performance Short-Term Income Fund was ranked the #1 fund among 102 short-term investment-grade debt funds by Lipper Analytical Services for the twelve months ended August 31, 1998. For the same period, Lipper also ranked the American Performance Bond Fund #8 among 217 intermediate investment grade-debt funds, and ranked the American Performance Intermediate Bond Fund #9 among 90 short-intermediate investment-grade debt funds./1/,/2/

We are also pleased to report that, despite the tumultuous environment of the year, individual investors kept the faith. While the rate of inflows to mutual funds did slow, outflows did not increase dramatically--even as stocks pulled back in late August. As a result, over the course of the year, net assets under management in the American Performance Funds grew from $1.0 billion at the start of the period to $1.4 billion on August 31, 1998.

A WORD ABOUT THE STOCK MARKET. . .

Despite the year-over-year gain, however, the last several weeks have been disconcerting ones for all but the most determined long-term investors. As the period ended on August 31, 1998, the average stock on the New York Stock Exchange and the Nasdaq was down about 35% below its 1998 peak*. Reasons for the downdraft abound, but primary among them is the fact that markets like predictability above all else--and, in recent weeks, unsettling events in markets abroad and clouds over the Democratic administration at home have added an element of uncertainty to the environment. Moreover, because it is clear that none of these situations will be resolved quickly, the market may continue to be more volatile for some time to come.

Yet, lest we forget in all the excitement of the moment, very little has changed in our economy or in the securities held by our funds. And given such fundamental strength, we have every reason to believe that--as has been the case every time in the past--stocks will weather this storm and move even higher in the future. The key for all investors, very simply, is to sit tight.

IN CLOSING. . .

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. If you would like a prospectus, have any questions or require assistance, you can reach us at 1-800- 762-7085.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

--------------------------------------------------------------------------------

/1/The American Performance Short-Term Income Fund ranked 1 out of 102 short-term investment funds; the American Performance Bond Fund ranked 8 out of 217 intermediate investment-grade debt funds; and the American Performance Intermediate Bond Fund ranked 9 out of 90 short-intermediate investment-grade debt funds as reported by Lipper Analytical Services for the one-year period ended 8/31/98. The American Performance Bond Fund ranked 42 out of 98 intermediate investment-grade debt funds, and the American Performance Intermediate Bond Fund ranked 24 out of 44 short-intermediate investment-grade debt funds for the five-year period ended 8/31/98. The American Performance Short-Term Income Fund was not ranked for 5-year performance. The funds were not ranked for ten-year performance. Lipper Rankings are based on total return and do not include the effect of a sales charge.
/2/The Short-Term Investment Grade Debt Funds Average is comprised of funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. The Intermediate Investment Grade Debt Funds Average is comprised of funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The Short-Term Intermediate Investment Grade Debt Funds Average is comprised of funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus.

*Source: WWW.CNN.COM (CNN Interactive on the world wide web)

--------------------------------------------------------------------------------

LETTER FROM THE INVESTMENT ADVISOR
--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

Very simply, the year ended August 31, 1998, was an exciting one and, at times, a very trying one for investors. During the first half of the period, the economy continued to surprise everyone with its strength. Inflation remained low, and interest rates drifted lower. As a result, the bull market roared on, and bonds rose, as well. But, as the year wore on, momentum began to lag. Then, what began in August as a localized currency crisis in Malaysia spread first across Asia and then across borders worldwide.

Market sentiment, already biased in favor of larger capitalization equity issues, grew even stronger as investors sought safety and liquidity. So, while the stock market continued to rise, gains were concentrated in the largest and best-known names--and small- and mid-capitalization stocks wilted from neglect. As the period drew to a close, however, the Asian contagion deepened and spread--and the realization set in that multinationals would eventually feel the impact of turmoil abroad. At the same time, a leadership crisis in three of the world's major markets, Japan, Russia and the United States, contributed to uncertainty.

A ROLLER-COASTER RIDE

The stock market grew increasingly volatile as a result and, in the final days of the period, dropped dramatically, only to gain back some of the ground lost in the days that followed and then to slide back the next. But, while this has been somewhat disconcerting, it was hardly unexpected--if for no other reason than that stock valuations, particularly among the largest capitalization companies, were extremely high. Moreover, in the latter half of the period, there were indications that the U.S. economy was beginning to slow. Retailers reported weaker sales. Oil and gold prices were under pressure. More importantly, fueled by a constant stream of good news for the past several years, investor sentiment was somewhat overly optimistic. In fact, in the eyes of some experts--Mr. Greenspan chief among them--investors were much too complacent. In such an environment, any bad news had the potential to trigger a sell-off--and in the final days of the period, bad news was plentiful.

BUT WHAT HAS REALLY CHANGED?

Certainly, there is more uncertainty in the marketplace than even three or four months ago: Asia's troubles have deepened; the Russian economy is in serious trouble; and our own domestic political drama continues to unfold. The longer these situations continue, the more they sap the strength of our economy and the fortitude of investors. But, none of these situations has--to date-- significantly altered the fundamental strength of our economy. Interest rates remain low and may move even lower. Inflation is benign. While the rate of corporate profit growth is slowing, and there have been disappointments, profits are, in general, still strong and expected to remain that way.

Consequently, given its strong foundation, we do not believe that the economy is going to roll over into a recession in the foreseeable future, or that the recent deterioration of stock prices signals the beginning of a bear market. Moreover, with interest rates low and perhaps going lower, and inflationary pressures almost nonexistent, the environment for the fixed-income markets should be very positive in the months ahead.

TOO PERFECT FOR TOO LONG

At the same time, however, it is clear that the environment in the stock market has changed--which may be difficult for investors to adjust to after several years of virtually perfect weather. As a result, we see choppy seas ahead. Nonetheless, opportunity still exists, particularly in the smaller and mid-cap sectors. Overlooked in favor of larger cap stocks for some time, these stocks were attractively valued before the correction and have now fallen even lower. Now is the time, we believe, to diversify and hold on--for while there will be ups and downs, we expect recent bottoms to hold. Historically, those who have held on through good weather and bad have benefited in the long run.

Sincerely,

/s/ James L. Huntzinger

James L. Huntzinger
Bank of Oklahoma, N.A.

THE AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
While there were moments when rates spiked slightly higher on market rumors, the year ended August 31, 1998, was a relatively calm one in the money markets. Still, continued prosperity, dormant inflation and events in Asia did have an impact--short-term rates dropped over the course of the year. And, given the uncertainty created by events overseas, U.S. Treasury securities, even in the shortest end of the curve, were popular.

Looking ahead, it is clear that the crises abroad will affect U.S. economic momentum and corporate profits--although it is impossible to predict the timing, or the degree or depth, at this moment. Our own domestic leadership crisis, too, may affect the markets if it drags on indefinitely. Given the underlying strength of our economy, however, we are optimistic about the prospects for the Funds, and for the money markets in the months ahead.

THE AMERICAN PERFORMANCE CASH MANAGEMENT FUND

The Fund achieved its performance during this period of steady Fed monetary policy by investing principally in securities that have a final maturity of one year and whose coupon rates reset quarterly. This enabled us to achieve higher yields than with an alternative strategy such as buying and rolling securities with three-month final maturities. We believe interest rates may, in fact, continue to move downward in the months ahead; therefore, no major changes are anticipated in our approach to the marketplace or in the allocation of the our portfolio in the foreseeable future.

THE U.S. TREASURY FUND

Invested primarily in the very highest quality short-term securities, the Fund performed very well over the course of the year. Providing solid yields, these securities offered safety and liquidity--critical factors to investors in the uncertain environment of the past six months. Of course, it is impossible to predict how events in markets worldwide will play out, or how they will affect the U.S. domestic markets, but it is clear uncertainty may dominate the environment for some time to come. Consequently, no major changes are anticipated in the allocation of the portfolio in the near future.
--------------------------------------------------------------------------------

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The American Performance Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., its affiliates or the distributor, nor are they insured by the Federal Deposit Insurance Corporation or any other agency.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------
Very simply, the year ended August 31, 1998, was a very good one for fixed-income investors. Throughout the period, turmoil in Asia, benign inflation and an economy that began to show some signs of slowing put downward pressure on interest rates. Moreover, as the year drew to an end, expectations arose, prompted by Mr. Greenspan's remarks, that the next Fed move would be an easing, rather than the tightening anticipated earlier in the year. As a result, over the course of the year, interest rates dropped significantly--and the bond markets rallied.

Sentiment throughout the markets clearly favored quality; the degree to which each sector participated in the rise depended to some degree on investors' perceptions regarding the potential impact of events in Asia. Corporate bonds, for instance, did appreciate, but investors were wary--fearful of the effects of the currency crises on U.S. multinationals and equities. U.S. Treasuries, perceived to be virtually invulnerable, were among some of the market's strongest performers.

Looking ahead, it is clear that we will, at some point, be impacted by events overseas--but much of this has already been priced into the markets. Of greater concern, is that the markets now anticipate that the Federal Reserve will lower interest rates significantly in the near future. That cut, if it does come, may be smaller than expected and disappoint investors. Nonetheless, with signs that the economy is slowing and with inflationary pressures virtually nonexistent, interest rates may move lower in the coming months. As a result, we remain optimistic about the markets' prospects.

AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND/1/
--------------------------------------------------------------------------------
In contrast to the volatility of the equity markets, the municipal markets were positively placid during the year ended August 31, 1998. Throughout the period, investors were buoyed by continued growth and benign inflation. In the latter half of the period, economic turmoil abroad sparked a flight to quality--and many of those investors found their way to the muni markets. As a result, very quietly, muni bonds, particularly high-quality muni bonds, appreciated.

Anticipating that rates would drift lower, the portfolio's average maturity was lengthened early on, and then maintained at a level slightly longer than industry averages over the course of the period. As a result, for the year ended August 31, 1998, the Fund produced a total return of 7.28% (without the sales charge),+ versus a return of 8.65% for its benchmark, the Lehman Brothers Municipal Bond Index.

MORE OF THE SAME AHEAD. . .

While economic growth may slow in the months ahead, we believe that the fundamentals of the current environment are still intact. Moreover, when Mr. Greenspan, Chairman of the Federal Reserve Board, has cut interest rates in the past, such cuts have triggered a wave of refinancing--but, in the low interest rate environment of the past year, municipalities have done much of this work by issuing new securities at lower rates. As a result, we believe the months ahead could be good ones for the municipal bond market.

As of August 31, 1998, approximately 98% of the Fund's net assets was invested in a laddered portfolio of securities issued by municipalities in some 20 states across the country. The average credit quality of these securities was AA+; the average maturity was 5.8 years. The remainder of the Fund's assets, approximately 2%, was held in cash.++

--------------------------------
 Average Annual Total Return
--------------------------------

  8/31/98          LOAD* NO-LOAD
 -------------------------------
  1 Year           4.09%  7.28%
 -------------------------------
  5 Year           4.77%  5.40%
 -------------------------------
  Since Inception  6.14%  6.66%
  (5/29/92)

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

         Intermediate Tax-Free  Intermediate Tax-Free    Lehman Brothers
          Bond Fund (No-Load)      Bond Fund (Load)    Municipal Bond Index
          -------------------      ----------------    --------------------
5/29/92          10000                   9699                 10000
8/31/92          10314                  10004                 10347
8/31/93          11506                  11160                 11636
8/31/94          11709                  11357                 11652
8/31/95          12601                  12222                 12685
8/31/96          13065                  12673                 13480
8/31/97          13952                  13532                 14726
8/31/98          14967                  14517                 16000

* Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

/1/The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

+With a maximum sales charge of 3.00%, the Fund's return for the period was 4.09%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

The year ended August 31, 1998, was a very good one for the Fund, due primarily to strong security selection. Throughout the period, the portfolio was heavily weighted in seasoned mortgage-backed securities--and these positions were increased whenever the opportunity arose. While the prepayment risk involved in these securities did increase as interest rates dropped over the period, the valuations far outweighed the downside potential.

As a result of the strong performance of these securities, we are very pleased to report that the Fund beat its benchmark, the Merrill Lynch U.S. Gov't/Corp. 1-5-Year Index, for the year ended August 31, 1998. For the twelve-month period, the Fund produced a total return of 8.47% (without the sales charge),+ versus its benchmark, which produced a total return of 8.14% for the period.

As of August 31, 1998, approximately 3.6% of the Fund's net assets were invested in asset-backed securities, 75.5% in mortgage-backed securities, 6.9% in corporate bonds, and 17.0% in Treasury and agency-related securities, with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 1.4 years; the average credit quality was AAA.++

--------------------------------
 Average Annual Total Return
--------------------------------

  8/31/98          LOAD* NO-LOAD
 -------------------------------
  1 Year           6.33%  8.47%
 -------------------------------
  Since Inception  6.11%  6.66%
  (10/19/94)

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

              Short-Term            Short-Term             Merrill Lynch U.S.
          Income Fund (No-Load)  Income Fund (Load)   Govt./Corp. 1-5 yr. Index
          ---------------------  ------------------   -------------------------
10/19/94          10000                 9804                      10000
 8/31/95          10481                10276                      10879
 8/31/96          10967                10752                      11418
 8/31/97          11828                11596                      12288
 8/31/98          12830                12578                      13288

* Reflects 2.00% maximum sales charge.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

+With a maximum sales charge of 2.00%, the Fund's return for the period was 6.33%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch U.S. Government/Corporate 1-5-Year Index, an
unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
Positioned at the longer end of its maturity range throughout much of the year ended August 31, 1998, the Fund captured much of the market's rally. Also, our emphasis on quality and careful management of exposures contributed to the results. Nonetheless, as investors' flight to quality became a stampede in the latter half of the period, Treasury securities showed strong performance.

Consequently, because the portfolio's assets were diversified, the Fund slightly lagged its benchmark, which tracks Treasury securities very closely. For the twelve months ended August 31, 1998, the Fund produced a total return of 8.80% (without the sales charge),+ versus a return of 8.98% produced by the Lehman Brothers Intermediate Government/Corporate Bond Index over the same period.

As of August 31, 1998, approximately 9.0% of the Fund's net assets were invested in asset-backed securities, 39.3% in mortgage-related securities, 26.3% in corporate bonds, 5.4% in taxable municipal bonds, and 19.2% in Treasury and agency related securities, with the remainder invested in cash and cash equivalents. The average maturity of the Fund's portfolio was 4.3 years; the average credit quality of the Fund's holdings was AA1.++

--------------------------------
 Average Annual Total Return
--------------------------------
  8/31/98          LOAD* NO-LOAD
 -------------------------------
  1 Year           5.50%  8.80%
 -------------------------------
  5 Year           4.55%  5.19%
 -------------------------------
  Since Inception  6.97%  7.39%
  (9/28/90)


                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

           Intermediate Bond    Intermediate      Lehman Brothers Inter.
             Fund (No-Load)   Bond Fund (Load)    Govt./Corp. Bond Index
             --------------   ----------------    ----------------------
9/28/90          10000              9699                   10000
8/31/91          11142             10807                   11194
8/31/92          12525             12148                   12663
8/31/93          13657             13247                   13825
8/31/94          13502             13096                   13776
8/31/95          14422             13988                   15079
8/31/96          14914             14466                   15747
8/31/97          16163             15678                   17076
8/31/98          17587             17058                   18609

* Reflects a 3.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

+With a maximum sales charge of 3.00%, the Fund's return for the period was 5.50%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
--------------------------------------------------------------------------------
Smart security selection and sound decisions were primarily responsible for the Fund's strong performance during the year ended August 31, 1998. Early in the period, as interest rates appeared to be headed downward, maturities were lengthened. In addition, positions in corporate bonds were decreased, and exposures in longer-than-average life mortgage-backed securities were increased. Because these securities did not carry high coupons, prepayment risk was relatively low--and thus they performed strongly over the course of the year. Moreover, the Fund's holdings in taxable municipals also made a solid contribution to performance.

We are pleased to report that for the year ended August 31, 1998, the Fund produced a total return of 11.54% (without the sales charge),+ versus the 10.50% for its benchmark, the Salomon Brothers Broad (Investment Grade) Bond Index.

As of August 31, 1998, approximately 3.2% of the Fund's net assets were invested in asset-backed securities, 43.4% in mortgage-backed securities, 25.9% in corporate bonds, 14.7% in Treasury and agency-related securities, and 11.6% in taxable municipal bonds, with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 8.1 years; the average credit quality was AA1.++

 -------------------------------
 Average Annual Total Return
 -------------------------------
  8/31/98          LOAD* NO-LOAD
 -------------------------------
  1 Year           7.04% 11.54%
 -------------------------------
  5 Year           5.16%  6.02%
 -------------------------------
  Since Inception  7.94%  8.50%
  (9/28/90)

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                         Salomon Brothers
         Bond Fund (No-Load)  Bond Fund (Load)    (Investment Grade) Bond Index
         -------------------  ----------------    -----------------------------
9/28/90       10000                9597                       10000
8/31/91       11312               10856                       11365
8/31/92       12750               12236                       12922
8/31/93       14248               13675                       14354
8/31/94       13975               13412                       14146
8/31/95       15122               14513                       15754
8/31/96       15552               14925                       16404
8/31/97       17111               16422                       18044
8/31/98       19091               18322                       19939

* Reflects a 4.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

+With a maximum sales charge of 4.00%, the Fund's return for the period was 7.04%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
--------------------------------------------------------------------------------
Benign inflation and a surprisingly strong economy provided a very positive backdrop for the financial markets during the year ended August 31, 1998. Anticipating such an environment, the portfolio's weighting in stocks was increased from 55% to 62% early in the year. Since August 1997, the Fund increased their holdings in current securities such as, names like Bristol-Meyers Squibb (1.76% of the Fund's net assets at August 31, 1998), Cisco
Systems (1.39%), Pfizer (1.44%), Dell Computer (0.59%) and Merck (1.83%). At that point, too, fixed-income positions were increased, and the average maturity of the portfolio was lengthened.++

As the year wore on, the crisis in Asia deepened, and investors sought the safety and liquidity of larger capitalization stocks to the almost complete exclusion of all others. Therefore, the Fund's holdings in the small-cap sector were a bit of a drag on performance. The performance of the new additions in the large-cap growth sector and Treasury securities, however, helped compensate for these laggards. For the period ended August 31, 1998, the Fund produced a return of 4.55% (without sales charge),+ compared to 8.12% and 10.50% for its benchmarks, the S&P 500 Stock Index and the Salomon Brothers Broad (Investment Grade) Bond Index.

A MORE DIFFICULT ENVIRONMENT

Looking ahead, it is apparent that problems in the world's currency markets will not be solved overnight.

As a result, investors may continue to emphasize liquidity. But the fundamentals of the U.S. economy and U.S. corporations are still strong--and, to some degree, investors may be overly pessimistic. Nevertheless, in the months ahead, we expect to approach the markets cautiously and will reevaluate large-cap equity allocations if valuations appear to get too high. At the same time, the small-cap sector--having been overlooked and undervalued for more than two years and severely battered in recent months--now offers some intriguing values, and we may increase exposures here.

As of August 31, 1998, approximately 56% of the Fund's net assets were invested in stocks, 40% in bonds, mortgage-backed securities, and Treasury and agency-related securities, with the remainder held in cash and cash equivalents. The average credit quality of the fixed-income holdings in the portfolio was AAA; the average maturity was 10 years. The top five holdings in the equity portion of the Fund's portfolio were Microsoft Corp. (2.27% of the Fund's net assets), General Electric Co. (2.16%), Coca-Cola (1.92%), Merck (1.83%) and Bristol-Meyers Squibb Co. (1.76%).++

 --------------------------------
 Average Annual Total Return
 --------------------------------
  8/31/98          LOAD*  NO-LOAD
 --------------------------------
  1 Year           -0.64%   4.55%
 --------------------------------
  Since Inception  13.00%  14.81%
  (6/1/95)

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                               Salomon Brothers
        Balanced Fund   Balanced    S&P 500    (Investment Grade Lipper Balanced
         (No-Load)     Fund (Load) Stock Index    Bond Index)     Funds Average
6/1/95     10000          9497        10000          10000           10000
8/31/95    10698         10159        10361          10165           10528
8/31/96    11860         11263        12229          10584           11673
8/31/97    14983         14229        17295          11642           14527
8/31/98    15665         14877        18699          12864           14931

* Reflects a 5.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

+With a maximum sales charge of 5.00%, the Fund's return for the period was-
 0.64%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The Fund's performance is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The Fund's performance is also compared to the Lipper Balanced Funds Average, which is comprised of funds whose primary objectives are to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The S&P 500 and Salomon Brothers Broad (Investment Grade) Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Balanced Funds Average and the Fund's performance do reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------
Market action favored liquidity during the period, as well as the largest and best-known names. Moreover, throughout the year, as the currency crises abroad deepened and spread, the list of the "favored few" grew narrower and narrower. While the Fund is focused on larger cap issues and held a number of these names, it also held others--and very simply, the vast majority of stocks outside the Nifty Fifty were overlooked and undervalued as investors stampeded to the big names.

As a result, the Fund considerably lagged its benchmark, the S&P 500 Stock Index. Over the twelve months ended August 31, 1998, the Fund produced a total return of 0.79% (without the sales charge),+ versus the return of 8.12% produced by the S&P 500.

THE NIFTY FIFTY AND BEYOND

In the months ahead, many of the biggest and best-known names may be affected as demand around the world declines due to the currency crises. Clearly, there are no quick fixes in sight. At the same time, however, while these economies are under stress, the problems are now recognized and, in that, we believe, are somewhat closer to being solved. In addition, while the U.S. economy is showing signs of slowing, we believe it is still very strong.

Of course, given the uncertain environment, the market may be more volatile in the months ahead--and security selection and diversification will be key to success. Nevertheless, this too shall pass, and we remain optimistic about the long-term prospects for stocks in general and for our holdings in particular.

As of August 31, 1998, the top five holdings in the Fund were Allstate Corp. (3.89% of the Fund's net assets), Microsoft (3.79%), General Electric Co. (3.40%), Coca Cola (2.75%) and Merck & Co. (2.55%).++

 --------------------------------
 Average Annual Total Return
  8/31/98          LOAD*  NO-LOAD
 --------------------------------
  1 Year           -4.24%  0.79%
 --------------------------------
  5 Year           14.81% 15.99%
 --------------------------------
  Since Inception  13.59% 14.34%
  (9/28/90)


                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

             Equity (No-Load)     Equity (Load)       S&P 500 Stock Index
             ----------------     -------------       -------------------
9/28/90          10000                9497                   10000
8/31/91          12457               11830                   13345
8/31/92          11961               11359                   14406
8/31/93          13770               13077                   16586
8/31/94          14411               13686                   17491
8/31/95          17256               16388                   21243
8/31/96          20453               19424                   25216
8/31/97          28681               27230                   35459
8/31/98          28910               27455                   38338

* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

+With a maximum sales charge of 5.00%, the Fund's return for the period was -
 4.24%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------
We are very pleased to report that the Fund's performance over its first ten months of operations was very strong. Invested primarily in large mid-cap and large-cap growth companies with strong earnings track records, the portfolio benefited handsomely as these stocks led the market higher. In particular, the portfolio's positions in the technology sector made substantial contributions to its performance. Over the period, Dell Computer (2.05% of the Fund's net assets) climbed 71%; Cisco Systems (2.81%) rose 41%; Lucent Technologies
(2.41%) and AirTouch (2.06%) gained over 30%.++

As result, while it is far too early to make any definitive judgment regarding long-term performance, initial results were very encouraging. From its inception on November 3, 1997, to the end of the period on August 31, 1998, the Fund produced a total return of 12.69% (without sales charge),+ outperforming its benchmark, the S&P 500, which produced a return of 6.05% for the period.

BUMPS AHEAD?

While we are optimistic about prospects for stocks in the coming months, we are also cautious. Corporate profits are still strong, but, we believe, it is now clear that our economy is slowing.

Moreover, many U.S. corporations are beginning to feel the effects of the global currency crisis. However, many large-cap stocks are still rather highly valued, and because investors have become so accustomed to stellar earnings reports over the past several years, any earnings disappointment or minor decline could be treated harshly. Consequently, while the long-term prospects for stocks remain very bright, we expect the market to be rather volatile over the next several months.

As of August 31, 1998, the top five holdings in the Fund were General Electric (4.45% of the Fund's net assets), Microsoft (4.44%), Coca-Cola (3.97%), Merck (3.82%) and Intel (3.45%).++

 -------------------------------
 Aggregate Total Return
 -------------------------------
  8/31/98          LOAD* NO-LOAD
 -------------------------------
  Since Inception  7.02% 12.69%
  (11/3/97)

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

            Growth Equity       Growth Equity
            Fund (No-Load)       Fund (Load)      S&P 500 Index
            --------------       -----------      -------------
11/3/97        10000                9500             10000
8/31/98        11269               10702             10605

* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

+With a maximum sales charge of 5.00%, the Fund's return for the period was 7.02%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

AMERICAN PERFORMANCE AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
In short, it was a very frustrating year for small-cap investors. Reaping the benefits of restructuring, larger capitalization stocks stole the limelight in the first half of the period ended August 31, 1998. Then, as volatility increased and investors sought safety, larger cap stocks pushed all others off stage. As a result, the smaller cap issues severely lagged the performance of larger cap stocks--despite attractive valuations that grew only more attractive as the period wore on.

This became even more exasperating as strategists on Wall Street repeatedly pointed out the situation--and market sentiment refused to change. During the second quarter of 1998, many of the sectors in the small-cap market registered a positive return. However, over the course of the year ended August 31, 1998, the S&P 600* and the Fund's benchmark, the Russell 2000, produced negative returns of 18.30% and 19.40%, respectively. For the same time period, the Fund produced a total return of -30.85% (without sales charge).+

A TURNAROUND IS OVERDUE. . .

After this confounding year, it is clear that just because smaller cap stocks are cheap, fundamentally strong and represent outstanding value for investors, it does not mean they are poised for an explosive move any time soon. Given the uncertain environment, investors may continue to put emphasis on safety and liquidity.

Ironically, however, most smaller capitalization companies have little, if any, exposure to fallout from Asia--while many multinationals are positioned squarely on the frontlines. Also, in times of slowing growth, smaller cap issues have historically offered investors more potential for growth than their large-cap counterparts. So we believe that smaller cap stocks, now extremely cheap, are unlikely to go much lower. And while we hesitate to predict when the environment will change, inevitably, we believe it will. From a long-term perspective, it's our view that small-cap stocks represent simply outstanding opportunities.

 ---------------------------------
 Average Annual Total Return
  8/31/98           LOAD*  NO-LOAD
 ---------------------------------
  1 Year           -34.29% -30.85%
 ---------------------------------
  5 Year             1.11%   2.15%
 ---------------------------------
  Since Inception    3.67%   4.49%
  (2/3/92)

As of August 31, 1998, the top five holdings in the fund were Quest Diagnostics (2.52% of the Fund's net assets), Chiquita Brands (2.41%), WHX (2.41%), Ryan's Family Steakhouse (2.33%) and Burlington Coat Factory (2.23%).++


                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

          Aggresive Growth     Aggresive Growth      Russell 2000
            Fund (No-Load)        Fund (Load)        Stock Index
            --------------        -----------        -----------
2/3/92         10000                 9497               10000
8/31/92         8398                 7975                9052
8/31/93        12000                11396               11992
8/31/94        12030                11424               12704
8/31/95        16364                15540               15345
8/31/96        16654                15816               17005
8/31/97        19302                18330               22581
8/31/98        13348                12676               18200

* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT THE INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

*The S&P 600 consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index, with each stock's weight in the index proportionate to its market value.

+With a maximum sales charge of 5.00%, the Fund's return for the period was -
 34.29%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the funds are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Aggressive Growth Fund is compared to the Russell 2000 Index, which represents domestically traded stocks of small to mid-sized companies. The Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 14

                      Statements of Assets and Liabilities
                                    Page 15

                            Statements of Operations
                                    Page 18

                      Statements of Changes in Net Assets
                                    Page 21

                       Schedules of Portfolio Investments
                                    Page 26

                         Notes to Financial Statements
                                    Page 69

                              Financial Highlights
                                    Page 75

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the American Performance Funds:

  We have audited the accompanying statements of assets and liabilities of the American Performance Funds--U.S. Treasury Fund, Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund, and Aggressive Growth Fund, including the schedules of portfolio investments, as of August 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated herein. These financial statements and the financial highlights are the responsibility of the American Performance Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 1998 by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the American Performance Funds at August 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

Columbus, Ohio
October 9, 1998

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

                                                           U.S.         CASH
                                                         TREASURY    MANAGEMENT
                                                           FUND         FUND
                                                       ------------ ------------
ASSETS:
 Investments, at amortized cost......................  $159,663,417 $376,641,847
 Repurchase agreements, at amortized cost............   230,422,341   89,125,947
                                                       ------------ ------------
 Total Investments...................................   390,085,758  465,767,794
 Interest and dividends receivable...................        36,606    3,004,339
 Receivable for capital shares issued................        30,218           --
 Prepaid expenses and other assets...................         3,057        2,831
                                                       ------------ ------------
   Total Assets......................................   390,155,639  468,774,964
                                                       ------------ ------------
LIABILITIES:
 Dividends payable...................................     1,631,482    1,948,809
 Accrued expenses and other payables:
  Investment advisory fees...........................       134,905      156,989
  Administration fees................................        10,842       12,947
  Custodian fees.....................................        10,118       11,774
  Other liabilities..................................        49,321       73,717
                                                       ------------ ------------
   Total Liabilities.................................     1,836,668    2,204,236
                                                       ------------ ------------
COMPOSITION OF NET ASSETS:
 Capital.............................................   388,311,039  466,563,221
 Accumulated undistributed net realized gains on
  investment transactions............................         7,932        7,507
                                                       ------------ ------------
   Net Assets........................................  $388,318,971 $466,570,728
                                                       ============ ============
 Shares of beneficial interest issued and
  outstanding........................................   388,311,038  466,563,221
                                                       ============ ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number of
   shares authorized)................................  $       1.00 $       1.00
                                                       ============ ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

                               INTERMEDIATE
                                 TAX-FREE    SHORT-TERM   INTERMEDIATE
                                   BOND        INCOME         BOND         BOND
                                   FUND         FUND          FUND         FUND
                               ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value (Cost
  $28,672,123; $33,426,019;
  $82,902,577; and
  $50,358,534; respectively).  $30,189,892   $33,861,598  $85,273,869   $52,701,259
 Interest and dividends
  receivable.................      384,642       211,910      782,297       622,744
 Receivable for investments
  sold.......................           --        12,187       28,482            --
 Receivable for capital
  shares issued..............          287        15,218       45,218        60,218
 Prepaid expenses and other
  assets.....................        1,460         1,983        1,886         1,963
                               -----------   -----------  -----------   -----------
   Total Assets..............   30,576,281    34,102,896   86,131,752    53,386,184
                               -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable...........      109,134       154,098      408,972       259,399
 Payable to custodian........           --        14,148          715           163
 Payable for investments
  purchased..................           --     1,540,392      288,908       383,132
 Accrued expenses and other
  payables:
  Investment advisory fees...        8,996            --       24,756        15,451
  Administration fees........          836           882        2,337         1,438
  Distribution fees..........           --            --       17,930        11,105
  Custodian fees.............          771           785        2,152         1,333
  Other liabilities..........        2,838         2,854        4,325         8,152
                               -----------   -----------  -----------   -----------
   Total Liabilities.........      122,575     1,713,159      750,095       680,173
                               -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital.....................   28,825,159    31,946,578   83,650,736    50,520,944
 Undistributed (distributions
  in excess of) net
  investment income..........       15,281         2,535      (35,792)        9,225
 Net unrealized
  appreciation/depreciation
  on investments.............    1,517,769       435,579    2,371,292     2,342,725
 Accumulated undistributed
  net realized gains (losses)
  from investment
  transactions...............       95,497         5,045     (604,579)     (166,883)
                               -----------   -----------  -----------   -----------
   Net Assets................  $30,453,706   $32,389,737  $85,381,657   $52,706,011
                               ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding................    2,770,180     3,201,355    8,128,014     5,402,892
                               ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per share:
  ($0.00001 par value per
   share, unlimited number of
   shares authorized)........  $     10.99   $     10.12  $     10.50   $      9.76
                               ===========   ===========  ===========   ===========
 Maximum Sales Charge........         3.00%         2.00%        3.00%         4.00%
                               ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share..................  $     11.33   $     10.33  $     10.82   $     10.17
                               ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

                                                           GROWTH     AGGRESSIVE
                               BALANCED       EQUITY       EQUITY       GROWTH
                                 FUND          FUND         FUND         FUND
                              -----------  ------------  -----------  -----------
ASSETS:
 Investments at value (Cost
  $39,427,430; $138,944,012;
  $60,638,124; and
  $30,919,446;
  respectively).............  $40,464,711  $166,770,427  $78,614,882  $22,984,502
 Interest and dividends
  receivable................      206,499       295,561       91,911       30,707
 Receivable for capital
  shares issued.............           --        46,092       15,655          218
 Unamortized organization
  costs.....................           --            --       35,362           --
 Prepaid expenses and other
  assets....................           38         2,752        1,869        2,024
                              -----------  ------------  -----------  -----------
   Total Assets.............   40,671,248   167,114,832   78,759,679   23,017,451
                              -----------  ------------  -----------  -----------
LIABILITIES:
 Accrued expenses and other
  payables:
  Investment advisory fees..        5,763        80,735       36,000       11,349
  Administration fees.......        1,172         4,986        2,358          682
  Distribution fees.........           --        40,746       18,536        5,942
  Custodian fees............        1,105         4,889        2,224          713
  Other liabilities.........        7,455        18,941       23,715        1,036
                              -----------  ------------  -----------  -----------
   Total Liabilities........       15,495       150,297       82,833       19,722
                              -----------  ------------  -----------  -----------
COMPOSITION OF NET ASSETS:
 Capital....................   37,257,754   128,880,834   57,476,633   19,808,546
 Undistributed net
  investment income.........      193,950       112,541       36,628        7,443
 Net unrealized
  appreciation/depreciation
  on investments............    1,037,281    27,826,415   17,976,758   (7,934,944)
 Accumulated undistributed
  net realized gains on
  investment transactions...    2,166,768    10,144,745    3,186,827   11,116,684
                              -----------  ------------  -----------  -----------
   Net Assets...............  $40,655,753  $166,964,535  $78,676,846  $22,997,729
                              ===========  ============  ===========  ===========
 Shares of beneficial
  interest issued and
  outstanding...............    3,287,054    11,084,948    6,991,372    2,080,770
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
   share, unlimited number
   of shares authorized)....  $     12.37  $      15.06  $     11.25  $     11.05
                              ===========  ============  ===========  ===========
 Maximum Sales Charge.......         5.00%         5.00%        5.00%        5.00%
                              ===========  ============  ===========  ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share.................  $     13.02  $      15.85  $     11.84  $     11.63
                              ===========  ============  ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

                                                          U.S.         CASH
                                                        TREASURY    MANAGEMENT
                                                          FUND         FUND
                                                       -----------  -----------
INVESTMENT INCOME:
 Interest income.....................................  $20,758,785  $23,362,263
                                                       -----------  -----------
   Total Income......................................   20,758,785   23,362,263
                                                       -----------  -----------
EXPENSES:
 Investment advisory fees............................    1,495,245    1,630,192
 Administration fees.................................      747,624      815,098
 Distribution fees...................................      934,531    1,018,870
 Fund accounting fees................................       83,758       90,634
 Transfer agent fees.................................       80,355       88,530
 Custodian fees......................................      112,143      122,264
 Other expenses......................................      175,854      147,370
                                                       -----------  -----------
   Total Expenses....................................    3,629,510    3,912,958
 Expenses voluntarily reduced........................     (934,531)  (1,018,870)
                                                       -----------  -----------
   Net Expenses......................................    2,694,979    2,894,088
                                                       -----------  -----------
 Net Investment Income...............................   18,063,806   20,468,175
                                                       -----------  -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on investment
  transactions.......................................       21,082       12,486
                                                       -----------  -----------
 Net realized/unrealized gains (losses) on
  investments........................................       21,082       12,486
                                                       -----------  -----------
Change in net assets resulting from operations.......  $18,084,888  $20,480,661
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

                                 INTERMEDIATE
                                   TAX-FREE   SHORT-TERM  INTERMEDIATE
                                     BOND       INCOME        BOND        BOND
                                     FUND        FUND         FUND        FUND
                                 ------------ ----------  ------------ ----------
INVESTMENT INCOME:
 Interest income...............   $1,460,444  $1,372,252   $5,494,846  $3,195,730
 Dividend income from
  affiliates...................       25,354      34,523       41,907      48,001
                                  ----------  ----------   ----------  ----------
   Total Income................    1,485,798   1,406,775    5,536,753   3,243,731
                                  ----------  ----------   ----------  ----------
EXPENSES:
 Investment advisory fees......      157,712     117,712      447,017     255,391
 Administration fees...........       57,350      42,805      162,552      92,870
 Distribution fees.............       71,687      53,506      203,189     116,086
 Fund accounting fees..........       15,888      27,232       47,533      28,904
 Transfer agent fees...........       15,943       4,332       22,734      11,076
 Custodian fees................        9,074       6,421       24,383      13,930
 Other expenses................       12,272       9,869       28,086      21,550
                                  ----------  ----------   ----------  ----------
   Total Expenses..............      339,926     261,877      935,494     539,807
 Expenses voluntarily reduced..     (129,037)   (173,333)    (162,552)    (92,870)
                                  ----------  ----------   ----------  ----------
   Net Expenses................      210,889      88,544      772,942     446,937
                                  ----------  ----------   ----------  ----------
 Net Investment Income.........    1,274,909   1,318,231    4,763,811   2,796,794
                                  ----------  ----------   ----------  ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on
  investment transactions......      137,152      45,164      122,855     293,685
 Change in unrealized
  appreciation/depreciation on
  investments..................      602,188     392,685    1,996,594   1,891,340
                                  ----------  ----------   ----------  ----------
 Net realized/unrealized gains
  (losses) on investments......      739,340     437,849    2,119,449   2,185,025
                                  ----------  ----------   ----------  ----------
Change in net assets resulting
 from operations...............   $2,014,249  $1,756,080   $6,883,260  $4,981,819
                                  ==========  ==========   ==========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

                                                          GROWTH     AGGRESSIVE
                              BALANCED       EQUITY       EQUITY       GROWTH
                                FUND          FUND       FUND (A)       FUND
                             -----------  ------------  ----------  ------------
INVESTMENT INCOME:
 Interest income...........  $   959,546  $         --  $   12,605  $     63,319
 Dividend income...........      279,550     2,750,539     627,690       157,163
 Dividend income from
  affiliates...............       97,335       203,819     134,725       139,123
                             -----------  ------------  ----------  ------------
   Total Income............    1,336,431     2,954,358     775,020       359,605
                             -----------  ------------  ----------  ------------
EXPENSES:
 Investment advisory fees..      283,321     1,344,396     396,201       296,900
 Administration fees.......       76,574       389,681     114,841        86,058
 Distribution fees.........       95,717       487,100     143,551       107,572
 Fund accounting fees......       24,050        58,354      18,873        16,705
 Transfer agent fees.......        9,020        47,141      13,325        21,120
 Custodian fees............       11,486        58,452      17,226        12,909
 Other expenses............       14,393        73,305      44,172        14,369
                             -----------  ------------  ----------  ------------
   Total Expenses..........      514,561     2,458,429     748,189       555,633
 Expenses voluntarily
  reduced..................     (335,445)     (370,196)   (109,099)      (81,755)
                             -----------  ------------  ----------  ------------
   Net Expenses............      179,116     2,088,233     639,090       473,873
                             -----------  ------------  ----------  ------------
 Net Investment Income
  (Loss)...................    1,157,315       866,125     135,930      (114,273)
                             -----------  ------------  ----------  ------------
REALIZED/UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
 Net realized gains
  (losses) on investment
  transactions.............    2,957,980    17,019,219   3,186,827    13,100,218
 Change in unrealized
  appreciation/depreciation
  on investments...........   (2,919,423)  (14,850,993)  1,516,703   (24,766,819)
                             -----------  ------------  ----------  ------------
 Net realized/unrealized
  gains (losses) on
  investments..............       38,557     2,168,226   4,703,530   (11,666,601)
                             -----------  ------------  ----------  ------------
Change in net assets
 resulting from operations.  $ 1,195,872  $  3,034,351  $4,839,460  $(11,780,874)
                             ===========  ============  ==========  ============

--------
(a) For the period November 3, 1997 (commencement of operations) through August 31, 1998.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                              U.S. TREASURY FUND            CASH MANAGEMENT FUND
                         -----------------------------  -----------------------------
                           YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                           AUGUST 31,     AUGUST 31,      AUGUST 31,     AUGUST 31,
                              1998           1997            1998           1997
                         --------------  -------------  --------------  -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income. $   18,063,806  $  11,447,244  $   20,468,175  $  18,208,824
  Net realized gains
   (losses) on
   investment
   transactions.........         21,082         43,118          12,486     (3,389,450)
                         --------------  -------------  --------------  -------------
 Change in net assets
  resulting from
  operations............     18,084,888     11,490,362      20,480,661     14,819,374
                         --------------  -------------  --------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...............    (18,063,806)   (11,447,244)    (20,468,175)   (18,208,824)
  From net realized
   gains................        (56,293)            --              --        (10,335)
                         --------------  -------------  --------------  -------------
 Change in net assets
  from shareholder
  distributions.........    (18,120,099)   (11,447,244)    (20,468,175)   (18,219,159)
                         --------------  -------------  --------------  -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............  1,070,787,836    722,431,270   1,129,291,958    918,306,763
  Dividends reinvested..         42,811         28,693          25,815         35,242
  Cost of shares
   redeemed.............   (980,900,895)  (641,485,064)   (993,854,941)  (963,038,828)
                         --------------  -------------  --------------  -------------
 Change in net assets
  from capital
  transactions..........     89,929,752     80,974,899     135,462,832    (44,696,823)
                         --------------  -------------  --------------  -------------
 Capital contribution...             --             --              --      3,394,524
                         --------------  -------------  --------------  -------------
 Change in net assets...     89,894,541     81,018,017     135,475,318    (44,702,084)
NET ASSETS:
  Beginning of period...    298,424,430    217,406,413     331,095,410    375,797,494
                         --------------  -------------  --------------  -------------
  End of period......... $  388,318,971  $ 298,424,430  $  466,570,728  $ 331,095,410
                         ==============  =============  ==============  =============
SHARE TRANSACTIONS:
  Issued................  1,070,787,836    722,431,270   1,129,291,958    918,306,763
  Reinvested............         42,811         28,693          25,815         35,242
  Redeemed..............   (980,900,895)  (641,485,064)   (993,854,941)  (963,038,828)
                         --------------  -------------  --------------  -------------
 Change in shares.......     89,929,752     80,974,899     135,462,832    (44,696,823)
                         ==============  =============  ==============  =============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  INTERMEDIATE
                                    TAX-FREE                 SHORT-TERM
                                    BOND FUND                INCOME FUND
                             ------------------------  ------------------------
                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                             AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,
                                1998         1997         1998         1997
                             -----------  -----------  -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..... $ 1,274,909  $ 1,254,496  $ 1,318,231  $   903,003
  Net realized gains
   (losses) on investment
   transactions.............     137,152      192,740       45,164      (11,257)
  Net change in unrealized
   appreciation/depreciation
   on investments...........     602,188      392,909      392,685      213,958
                             -----------  -----------  -----------  -----------
 Change in net assets
  resulting from operations.   2,014,249    1,840,145    1,756,080    1,105,704
                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...................  (1,274,909)  (1,254,496)  (1,318,231)    (905,088)
  In excess of net
   investment income........          --           --           --      (12,226)
  From net realized gains...    (181,702)          --           --           --
  In excess of net realized
   gains....................          --           --           --       (1,214)
                             -----------  -----------  -----------  -----------
 Change in net assets from
  shareholder distributions.  (1,456,611)  (1,254,496)  (1,318,231)    (918,528)
                             -----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...................   8,350,420    3,343,263   19,931,828    4,027,197
  Dividends reinvested......     356,309      240,397      699,140      498,838
  Cost of shares redeemed...  (5,354,470)  (8,661,943)  (4,337,290)  (3,454,384)
                             -----------  -----------  -----------  -----------
 Change in net assets from
  capital transactions......   3,352,259   (5,078,283)  16,293,678    1,071,651
                             -----------  -----------  -----------  -----------
 Change in net assets.......   3,909,897   (4,492,634)  16,731,527    1,258,827
NET ASSETS:
  Beginning of period.......  26,543,809   31,036,443   15,658,210   14,399,383
                             -----------  -----------  -----------  -----------
  End of period............. $30,453,706  $26,543,809  $32,389,737  $15,658,210
                             ===========  ===========  ===========  ===========
SHARE TRANSACTIONS:
  Issued....................     766,891      311,848    1,986,244      408,000
  Reinvested................      32,766       22,503       69,739       50,561
  Redeemed..................    (491,985)    (806,989)    (433,553)    (349,764)
                             -----------  -----------  -----------  -----------
 Change in shares...........     307,672     (472,638)   1,622,430      108,797
                             ===========  ===========  ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                              INTERMEDIATE BOND FUND           BOND FUND
                             -------------------------  -------------------------
                             YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                             AUGUST 31,    AUGUST 31,   AUGUST 31,    AUGUST 31,
                                1998          1997         1998          1997
                             -----------  ------------  -----------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $ 4,763,811  $  3,774,730  $ 2,796,794  $  2,068,112
  Net realized gains
   (losses) on investment
   transactions............      122,855        86,579      293,685       125,155
  Net change in unrealized
   appreciation/depreciation
   on investments..........    1,996,594     1,499,963    1,891,340       989,409
                             -----------  ------------  -----------  ------------
 Change in net assets
  resulting from
  operations...............    6,883,260     5,361,272    4,981,819     3,182,676
                             -----------  ------------  -----------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................   (4,763,811)   (3,774,730)  (2,796,794)   (2,068,112)
                             -----------  ------------  -----------  ------------
 Change in net assets from
  shareholder
  distributions............   (4,763,811)   (3,774,730)  (2,796,794)   (2,068,112)
                             -----------  ------------  -----------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..................   15,610,472    27,373,484   21,515,847    10,459,668
  Dividends reinvested.....    1,637,548     1,590,744    1,537,768     1,376,877
  Cost of shares redeemed..  (11,304,364)  (16,320,024)  (7,986,780)  (10,303,647)
                             -----------  ------------  -----------  ------------
 Change in net assets from
  capital transactions.....    5,943,656    12,644,204   15,066,835     1,532,898
                             -----------  ------------  -----------  ------------
 Change in net assets......    8,063,105    14,230,746   17,251,860     2,647,462
NET ASSETS:
  Beginning of period......   77,318,552    63,087,806   35,454,151    32,806,689
                             -----------  ------------  -----------  ------------
  End of period............  $85,381,657  $ 77,318,552  $52,706,011  $ 35,454,151
                             ===========  ============  ===========  ============
SHARE TRANSACTIONS:
  Issued...................    1,504,780     2,699,433    2,260,859     1,139,743
  Reinvested...............      158,104       156,695      161,484       150,226
  Redeemed.................   (1,090,310)   (1,606,065)    (835,283)   (1,122,919)
                             -----------  ------------  -----------  ------------
 Change in shares..........      572,574     1,250,063    1,587,060       167,050
                             ===========  ============  ===========  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  BALANCED FUND               EQUITY FUND
                             ------------------------  --------------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                             AUGUST 31,   AUGUST 31,    AUGUST 31,    AUGUST 31,
                                1998         1997          1998          1997
                             -----------  -----------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $ 1,157,315  $   887,689  $    866,125  $  1,060,671
  Net realized gains
   (losses) on investment
   transactions............    2,957,980    2,584,874    17,019,219    20,769,620
  Net change in unrealized
   appreciation/depreciation
   on investments..........   (2,919,423)   2,714,005   (14,850,993)   16,959,674
                             -----------  -----------  ------------  ------------
 Change in net assets
  resulting from
  operations...............    1,195,872    6,186,568     3,034,351    38,789,965
                             -----------  -----------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................     (967,598)    (890,051)     (755,719)   (1,056,737)
  In excess of net
   investment income.......           --       (3,789)           --       (41,770)
  From realized gains......   (3,070,635)    (752,189)  (25,074,277)   (8,951,022)
                             -----------  -----------  ------------  ------------
 Change in net assets from
  shareholder
  distributions............   (4,038,233)  (1,646,029)  (25,829,996)  (10,049,529)
                             -----------  -----------  ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued..................   12,096,163    6,085,133    30,278,446    64,396,719
  Dividends reinvested.....    4,255,914    1,610,401    25,561,376     9,491,947
  Cost of shares redeemed..   (3,102,619)  (4,579,846)  (36,966,169)  (18,094,633)
                             -----------  -----------  ------------  ------------
 Change in net assets from
  capital transactions.....   13,249,458    3,115,688    18,873,653    55,794,033
                             -----------  -----------  ------------  ------------
 Change in net assets......   10,407,097    7,656,227    (3,921,992)   84,534,469
NET ASSETS:
  Beginning of period......   30,248,656   22,592,429   170,886,527    86,352,058
                             -----------  -----------  ------------  ------------
  End of period............  $40,655,753  $30,248,656  $166,964,535  $170,886,527
                             ===========  ===========  ============  ============
SHARE TRANSACTIONS:
  Issued...................      922,140      502,409     1,738,159     4,071,242
  Reinvested...............      334,333      134,601     1,607,102       671,632
  Redeemed.................     (230,322)    (378,764)   (2,121,689)   (1,171,162)
                             -----------  -----------  ------------  ------------
 Change in shares..........    1,026,151      258,246     1,223,572     3,571,712
                             ===========  ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 GROWTH EQUITY FUND  AGGRESSIVE GROWTH FUND
                                 ------------------ --------------------------
                                  NOVEMBER 3, 1997
                                      THROUGH        YEAR ENDED    YEAR ENDED
                                     AUGUST 31,      AUGUST 31,    AUGUST 31,
                                      1998 (A)          1998          1997
                                 ------------------ ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..    $   135,930     $   (114,273) $   (251,730)
  Net realized gains (losses) on
   investment transactions......      3,186,827       13,100,218     6,976,334
  Net change in unrealized
   appreciation/depreciation on
   investments..................      1,516,703      (24,766,819)    1,248,696
                                    -----------     ------------  ------------
 Change in net assets resulting
  from operations...............      4,839,460      (11,780,874)    7,973,300
                                    -----------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income....       (101,819)              --            --
  From net realized gains.......             --       (7,598,060)           --
                                    -----------     ------------  ------------
 Change in net assets from
  shareholder distributions.....       (101,819)      (7,598,060)           --
                                    -----------     ------------  ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...    $80,122,291       43,627,986    20,084,258
  Dividends reinvested..........         12,716        7,566,993            --
  Cost of shares redeemed.......     (6,195,802)     (67,800,345)  (12,353,220)
                                    -----------     ------------  ------------
 Change in net assets from
  capital transactions..........     73,939,205      (16,605,366)    7,731,038
                                    -----------     ------------  ------------
 Change in net assets...........     78,676,846      (35,984,300)   15,704,338
NET ASSETS:
  Beginning of period...........             --       58,982,029    43,277,691
                                    -----------     ------------  ------------
  End of period.................    $78,676,846     $ 22,997,729  $ 58,982,029
                                    ===========     ============  ============
SHARE TRANSACTIONS:
  Issued........................      7,516,651        2,897,199     1,209,715
  Reinvested....................          1,070          530,273            --
  Redeemed......................       (526,349)      (4,470,281)     (742,123)
                                    -----------     ------------  ------------
 Change in shares...............      6,991,372       (1,042,809)      467,592
                                    ===========     ============  ============

--------
(a) Period from commencement of operations.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. TREASURY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

 PRINCIPAL                         SECURITY                         AMORTIZED
  AMOUNT                          DESCRIPTION                          COST
 ---------    --------------------------------------------------   ------------
 U.S. TREASURY BILLS (41.1%):
 $160,000,000 9/15/98...........................................   $159,663,417
                                                                   ------------
  Total U.S. Treasury Bills                                         159,663,417
                                                                   ------------
 REPURCHASE AGREEMENTS (59.4%):
   17,000,000 Bear Stearns, 5.73%, 9/1/98, (Purchased on
               8/31/98, proceeds at maturity $17,002,706,
               collateralized by $17,045,000 U.S. Treasury
               Notes, 5.25%, 8/15/03, market value $17,339,582).     17,000,000
   17,000,000 Deutsche Bank, 5.72%, 9/1/98, (Purchased on
               8/31/98, proceeds at maturity $17,002,701,
               collateralized by $16,460,000 U.S. Treasury
               Notes, 5.88%, 9/30/02, market value $17,337,473).     17,000,000
   17,000,000 Merrill Lynch, 5.77%, 9/1/98, (Purchased on
               8/31/98, proceeds at maturity $17,002,725,
               collateralized by $17,065,000 U.S. Treasury
               Notes, 5.63%, 12/31/99, market value
               $17,333,380).....................................     17,000,000
   17,000,000 Morgan Stanley, 5.75%, 9/1/98, (Purchased on
               8/31/98, proceeds at maturity $17,002,715,
               collateralized by $14,660,000 U.S. Treasury
               Notes, 8.75%, 11/15/08, market value
               $17,359,153).....................................     17,000,000
   55,422,341 Nomura Securities, 5.70%, 9/1/98, (Purchased on
               8/31/98, proceeds at maturity $55,431,116,
               collateralized by $53,740,000 various U.S.
               Treasury Notes, 6.63%, 6/30/02-5/15/07, market
               value $56,540,526)...............................     55,422,341

 PRINCIPAL                         SECURITY                        AMORTIZED
  AMOUNT                         DESCRIPTION                          COST
 ---------    -------------------------------------------------   ------------
 REPURCHASE AGREEMENTS, CONTINUED:
 $ 17,000,000 SunTrust, 5.63%, 9/1/98, (Purchased on 8/31/98,
               proceeds at maturity $17,002,658, collateralized
               by $17,075,000 U.S. Treasury Notes, 5.38%,
               6/30/00, market value $17,347,017)..............   $ 17,000,000
   90,000,000 UBS Securities, 5.73%, 9/1/98, (Purchased on
               8/31/98, proceeds at maturity $90,014,325,
               collateralized by $66,886,000 U.S. Treasury
               Bonds, 8.50%, 2/15/20, market value
               $92,037,771)....................................     90,000,000
                                                                  ------------
  Total Repurchase Agreements                                      230,422,341
                                                                  ------------
  Total Investments
   (Cost $390,085,758)(a)--100.5%                                  390,085,758
  Liabilities in excess of other assets--(0.5)%                    (1,766,787)
                                                                  ------------
  Total Net Assets--100.0%                                        $388,318,971
                                                                  ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
CASH MANAGEMENT FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

 PRINCIPAL                                                          AMORTIZED
  AMOUNT                     SECURITY DESCRIPTION                      COST
 ---------   ---------------------------------------------------   ------------
 CERTIFICATES OF DEPOSIT (15.0%):
 Domestic (4.3%):
 $10,000,000 CoreStates Bank, N.A.,
              5.61%*, 11/18/98..................................   $ 10,000,000
  10,000,000 Mercantile Safe Deposit & Trust,  5.74%*, 9/8/98...     10,009,338
                                                                   ------------
                                                                     20,009,338
                                                                   ------------
 Yankee (10.7%):
  10,000,000 Banco Popular de Puerto Rico,  5.69%*, 11/10/98....     10,000,000
  10,000,000 Banque Paribas, 5.66%, 7/8/99......................      9,995,117
  10,000,000 Barclays Bank, 5.52%*, 9/4/98......................      9,994,034
  10,000,000 Instit Banc San Paolo,
              5.56%*, 9/8/98....................................      9,994,731
  10,000,000 Societe Generale,
              5.59%*, 10/16/98..................................      9,998,147
                                                                   ------------
                                                                     49,982,029
                                                                   ------------
 Total Certificates of Deposit                                       69,991,367
                                                                   ------------
 MEDIUM TERM NOTES (61.4%):
 Automotive (2.1%):
  10,000,000 American Honda Financial Corp.,  5.67%*, 10/20/98
             (b)................................................     10,000,000
                                                                   ------------
 Banking (24.6%):
  10,000,000 Abbey National PLC,
              5.54%*, 10/20/98, (b).............................      9,993,012
   5,000,000 Bank of Boston Corp.,
              5.85%*, 10/26/98..................................      5,003,711
  10,000,000 Chase Manhattan Corp.,
              5.69%*, 10/15/98..................................     10,000,629
  10,000,000 Comerica Bank,
              5.55%*, 9/11/98...................................      9,999,826
  10,000,000 First Chicago Corp.,
              5.84%*, 11/09/98..................................     10,003,622
  10,000,000 First USA Bank,
              5.99%*, 9/16/98...................................     10,000,774
  10,000,000 Key Bank, N.A.,
              5.56%*, 11/20/98..................................      9,997,456
   9,500,000 NationsBank Corp.,
              5.81%*, 9/28/98...................................      9,507,538
  10,000,000 PNC Bank, N.A.,
              5.58%*, 10/19/98..................................      9,997,792
  10,000,000 St. George Bank Ltd.,
              5.84%*, 11/12/98..................................     10,002,356

 PRINCIPAL                                                          AMORTIZED
  AMOUNT                     SECURITY DESCRIPTION                      COST
 ---------   ---------------------------------------------------   ------------
 MEDIUM TERM NOTES, CONTINUED:
 $10,000,000 US Bank, N.A.,
              5.52%*, 9/16/98...................................   $  9,996,482
  10,000,000 Wells Fargo & Co.,
              5.54%*, 9/16/98...................................      9,999,174
                                                                   ------------
                                                                    114,502,372
                                                                   ------------
 Brokerage Services (9.9%):
  10,000,000 Bear Stearns,
              5.63%*, 11/23/98..................................     10,000,000
  10,000,000 Goldman Sachs Group LP,  5.67%*, 10/2/98...........     10,000,000
   6,000,000 Lehman Brothers Holdings, Inc.,  5.70%*, 10/20/98..      6,000,000
   5,000,000 Merrill Lynch & Co, Inc.,  5.94%*, 11/25/98........      5,008,548
   5,000,000 Merrill Lynch & Co., Inc.,  5.67%*, 9/17/98........      5,002,187
   5,000,000 Morgan Stanley Dean Witter &  Co., 5.91%*, 9/16/98.      5,007,480
   5,000,000 Morgan Stanley Dean Witter &  Co., 5.92%*, 9/25/98.      5,000,765
                                                                   ------------
                                                                     46,018,980
                                                                   ------------
 Computers (2.1%):
  10,000,000 IBM, 5.55%*, 9/8/98................................      9,996,566
                                                                   ------------
 Financial Services (12.0%):
   5,000,000 Aktiebolaget Spintab,
              5.69%*, 9/14/98...................................      5,000,588
   5,000,000 Aktiebolaget Spintab,
              5.75%*, 10/26/98..................................      5,000,512
  10,000,000 Fleet Financial Group,
              6.04%*, 9/15/98...................................     10,021,496
   6,100,000 Ford Motor Credit Co.,
              5.94%*, 11/23/98..................................      6,109,477
  10,000,000 General Electric Capital Corp.  (Stars), 5.61%*,
             10/19/98...........................................     10,000,000
  10,000,000 General Motors Acceptance  Corp., 5.74%*, 11/2/98..     10,000,000
  10,000,000 John Deere Capital Corp.,  5.68%*, 10/9/98.........     10,000,489
                                                                   ------------
                                                                     56,132,562
                                                                   ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
CASH MANAGEMENT FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

 PRINCIPAL                                                          AMORTIZED
  AMOUNT                     SECURITY DESCRIPTION                      COST
 ---------    --------------------------------------------------   ------------
 MEDIUM TERM NOTES, CONTINUED:
 Insurance (10.7%):
 $ 10,000,000 Combined Insurance Co.,  5.75%*, 9/10/98**........   $ 10,000,000
   10,000,000 First Allmerica Financial Life  Insurance Co.,
               5.76%*, 11/5/98**................................     10,000,000
   10,000,000 General American,
               5.74%*, 10/1/98..................................     10,000,000
   10,000,000 Jackson National Life Insurance Co.,  5.71%*,
              9/1/98............................................     10,000,000
   10,000,000 Security Life of Denver,  5.74%*, 9/24/98**.......     10,000,000
                                                                   ------------
                                                                     50,000,000
                                                                   ------------
 Total Medium Term Notes                                            286,650,480
                                                                   ------------
 TIME DEPOSITS (4.3%):
 Banking (4.3%):
   10,000,000 Den Danske Bank,
               5.62%*, 10/6/98..................................     10,000,000
   10,000,000 Skandinaviska Enskilda Banken,  5.63%*, 9/15/98...     10,000,000
                                                                   ------------
 Total Time Deposits                                                 20,000,000
                                                                   ------------

 PRINCIPAL                                                          AMORTIZED
  AMOUNT                     SECURITY DESCRIPTION                      COST
 ---------   ---------------------------------------------------   ------------
 REPURCHASE AGREEMENTS (19.1%):
 $89,125,947 C.S. First Boston Corp., 5.80%,  9/1/98, (Purchased
             on 8/31/98,  proceeds at maturity  $89,140,307,
             collateralized by  $86,799,000 U.S. Treasury
              Notes, 5.75%, 4/30/03, market  value $90,962,840).   $ 89,125,947
                                                                   ------------
 Total Repurchase Agreements                                         89,125,947
                                                                   ------------
 Total Investments
  (Cost $465,767,794)(a)--99.8%                                     465,767,794
 Other assets in excess of liabilities--0.2%                            802,934
                                                                   ------------
 Total Net Assets--100.0%                                          $466,570,728
                                                                   ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) 144a security which is restricted as to resale to institutional investors.

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 1998. The date presented reflects the next rate change date.

** These securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will invest no more than 10% of the value of its net assets in securities that are illiquid.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 ALTERNATIVE MINIMUM TAX PAPER (3.4%):
 Delaware (0.4%):
 $130,000  Delaware State Housing Authority, Senior Home
           Mortgage, Series A, 6.90%, 12/1/99....................   $   132,753
                                                                    -----------
 Illinois (1.2%):
  350,000  Chicago, O'Hare International Airport Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA...............................       372,180
                                                                    -----------
 Texas (1.8%):
  250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
           8/1/02 @ 100*.........................................       267,297
  250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
           8/1/04 @ 100*.........................................       263,148
                                                                    -----------
                                                                        530,445
                                                                    -----------
  Total Alternative Minimum Tax Paper                                 1,035,378
                                                                    -----------
 MUNICIPAL BONDS (93.4%):
 Alaska (1.7%):
  500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
           12/1/06...............................................       528,455
                                                                    -----------
 Arizona (3.5%):
  500,000  Arizona State Transportation Board, Highway Revenue,
           Sub-Series A, 6.10%, 7/1/01...........................       531,775
  500,000  Arizona State University Revenue Refunding, Series A,
           5.80%, 7/1/07, Callable 7/1/02 @ 101*.................       532,100
                                                                    -----------
                                                                      1,063,875
                                                                    -----------
 California (2.8%):
  500,000  Folsom, School Facilities Project, GO, Series B,
           6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
           FGIC..................................................       555,910
  285,000  Los Angeles, Public Facilities Corp. Revenue, 5.40%,
           8/1/07, Callable 2/1/99 @ 101.5*, ETM.................       298,406
                                                                    -----------
                                                                        854,316
                                                                    -----------
 Colorado (1.7%):
  500,000  University of Colorado Hospital Authority, Revenue
            Bond, Series A, 5.00%, 11/15/12, Callable 11/15/07 @
            102*, Insured by: AMBAC..............................       512,915
                                                                    -----------
 Dist of Columbia (1.7%):
  500,000  District of Columbia Refunding, GO, Series B-1, 5.20%,
           6/1/04, Insured by: AMBAC.............................       525,275
                                                                    -----------
 Florida (1.7%):
  500,000  Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       516,910
                                                                    -----------
 Hawaii (1.7%):
  500,000  State, GO, 5.125%, 2/1/07, Insured by: FGIC--TCRS.....       529,215
                                                                    -----------
 Illinois (8.5%):
  500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04,
           Callable 1/1/03 @ 102, Insured by: FGIC...............       532,260
  500,000  Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       528,345
  400,000  Cook County, Series B, GO, 5.75%, 11/15/07, Pre-
           refunded 11/15/02 @ 102, Insured by: FGIC.............       436,040
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       551,445
  500,000  Illinois Health Facilities Revenue, OSF Healthcare
           System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*.....       536,855
                                                                    -----------
                                                                      2,584,945
                                                                    -----------
 Indiana (5.3%):
  500,000  Blackford County School Building, Revenue Bond, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06 @ 101*,
            Insured by: AMBAC State Aid Withholding..............       502,900

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 MUNICIPAL BONDS, CONTINUED:
 $600,000  Indiana State Office Building, Revenue Bond, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*, Insured by:
            AMBAC................................................   $   607,854
  500,000  South Bend Water Works, Revenue Bond, 4.75%, 1/1/12,
           Callable 1/1/06 @ 101*, Insured by: FSA...............       500,650
                                                                    -----------
                                                                      1,611,404
                                                                    -----------
 Louisiana (3.5%):
  500,000  Louisiana Public Facilities Authority, Hospital
            Revenue Refunding, Our Lady of the Lake Regional,
            6.05%, 12/1/08, Callable 12/1/01 @ 102*, Insured by:
            MBIA.................................................       543,065
  500,000  Lousiana Public Facilities Authority, Lousiana Water
            Co. Project, 5.45%, 2/1/13, Callable 8/1/07 @ 100*,
            Insured by: AMBAC....................................       527,335
                                                                    -----------
                                                                      1,070,400
                                                                    -----------
 Michigan (2.7%):
  550,000  Detroit Sewer Disposal, Revenue Bond, Series A, 5.25%,
           7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA......       568,013
  250,000  Holly, Area School District, GO, 5.30%, 5/1/09,
           Callable 5/1/05 @101*, Insured by: FGIC...............       264,050
                                                                    -----------
                                                                        832,063
                                                                    -----------
 Minnesota (1.9%):
  550,000  Southern Minnesota Municipal Power Agency, Power
            Supply System Revenue, Series B, 5.00%, 1/1/10,
            Callable 1/1/04 @ 102*, Insured by: AMBAC............       565,598
                                                                    -----------
 Nevada (6.1%):
  250,000  Clark County, Series A, Limited GO, 6.00%, 7/1/06,
           Callable 7/1/03 @ 101*................................       272,560
  500,000  Las Vegas, Downtown Redevelopment Agency, Tax
            Increment Revenue Refunding, 5.40%, 6/1/07, Callable
            6/1/05 @ 101*, Insured by: FSA.......................       532,620
  500,000  Reno, Hospital Revenue, St. Mary's Regional Medical
            Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
            Insured by: MBIA.....................................       526,195
  500,000  Washoe County Airport Authority, Airport Systems
            Improvement Revenue Refunding, Series A, 5.60%,
            7/1/03, Callable 7/1/02 @ 101*, Insured by: MBIA.....       531,335
                                                                    -----------
                                                                      1,862,710
                                                                    -----------
 New Jersey (1.8%):
  500,000  Ocean City, GO, Series A, 6.25%, 10/1/06, Callable
           10/1/01 @ 102*........................................       543,140
                                                                    -----------
 New Mexico (0.3%):
   80,000  New Mexico Mortgage Finance Authority, Refunding
           Single Family Mortgage, Series A-1, 6.30%, 1/1/02.....        83,705
                                                                    -----------
 New York (1.3%):
  400,000  Suffolk County Water Authority, Revenue Bond, Series
            A, 5.00%, 6/1/14, Callable 6/1/07 @ 102*, Insured by:
            AMBAC................................................       406,964
                                                                    -----------
 Ohio (3.5%):
  500,000  Ohio Municipal Electric Generation Agency, 5.38%,
           2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC...       521,135
  500,000  Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Callable 12/1/02 @ 102*, Insured by: MBIA............       538,225
                                                                    -----------
                                                                      1,059,360
                                                                    -----------
 Oklahoma (15.1%):
  600,000  Edmond, Oklahoma Public Works Authority, Revenue
            Refunding, 5.00%, 7/1/15, Callable 7/1/08 @ 100*,
            Insured by: MBIA.....................................       601,343
  485,000  Grand River Dam Authority, Revenue Bond, 5.90%,
           11/1/08, Callable 11/02/98 @ 101*, ETM................       520,803

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 MUNICIPAL BONDS, CONTINUED:
 $500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
           100*..................................................   $   524,235
  500,000  Oklahoma State Housing Finance Agency, Multifamily
            Housing Revenue, Series A4, 5.50%, 11/1/25,
            Callable 5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA
            Collateral...........................................       527,020
  500,000  Tulsa Industrial Authority, Hospital Revenue, St.
            John's Medical Center Project, 5.70%, 2/15/04........       536,470
  500,000  Tulsa International Airport, Revenue Refunding, 5.40%,
            6/1/03, Insured by: FGIC.............................       531,090
  200,000  Tulsa Public Facilities Authority, 5.80%, 7/1/01......       209,814
  540,000  Tulsa Public Facilities Authority, Capital
            Improvement, Series 1988-B, 5.70%, 3/1/05, Callable
            3/1/03 @ 102*........................................       577,714
  500,000  Tulsa Public Facilities Authority, Revenue Refunding,
            Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
            Insured by: AMBAC....................................       542,455
                                                                    -----------
                                                                      4,570,944
                                                                    -----------
 Pennsylvania (4.5%):
  500,000  Bristol Township School District, GO, Series A, 5.25%,
            2/15/09, Callable 2/15/04 @ 100*, Insured by: MBIA
            State Aid Withholding................................       520,405
  500,000  Harrisburg, Recovery Facilities Revenue Bond, Series
            A, 5.00%, 9/1/12, Callable 9/1/08 @ 101, Insured by:
            FSA..................................................       508,585
  320,000  Philadelphia Water & Sewer, Revenue Refunding, 15th
            Series, 6.88%, 10/1/06, Callable 10/1/99 @ 102*,
            Insured by: MBIA.....................................       337,040
                                                                    -----------
                                                                      1,366,030
                                                                    -----------
 Rhode Island (1.4%):
  400,000  Rhode Island Depositors Economic Protection Corp.,
            Special Obligations, Series A, 6.38%, 8/1/01, Insured
            by: MBIA.............................................       427,940
                                                                    -----------
 South Carolina (1.2%):
  350,000  Georgetown County, Pollution Control Facilities,
            Revenue Refunding, International Paper Co. Project,
            6.25%, 6/15/05, Callable 6/15/02 @ 102*..............       379,687
                                                                    -----------
 South Dakota (2.4%):
  700,000  South Dakota Housing Development Authority,
            Homeownership Mortgage, Series A, 5.70%, 5/1/08,
            Callable 5/1/06 @ 102*...............................       739,788
                                                                    -----------
 Texas (6.5%):
  250,000  Brownsville Utilities System, Revenue Refunding,
            6.25%, 9/1/07, Callable 9/1/02 @ 100*, Insured by:
            MBIA.................................................       270,028
  500,000  Coastal Bend, Health Facilities Development, Revenue
            Bond, Series A, 5.60%, 11/15/02, Insured by: AMBAC...       531,250
  400,000  Houston Water & Sewer System, Revenue Refunding,
            Series B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*....       434,828
  220,000  Montgomery County Hospital District, Series B, 6.30%,
            4/1/04, Pre-refunded 4/1/02 @ 102, Insured by: FSA...       241,476
  500,000  Tarrant County Water Control, Revenue Bond, 4.75%,
            3/1/12, Callable 3/1/03 @ 100*, Insured by: AMBAC....       500,805
                                                                    -----------
                                                                      1,978,387
                                                                    -----------
 Washington (10.9%):
  400,000  Grays Harbor County Public Utility, Revenue Bond,
            5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by:
            AMBAC................................................       408,900
  500,000  Port Tacoma, Revenue Refunding, Series A, 5.50%,
            11/1/04, Callable 11/1/02 @ 100*, Insured by: AMBAC..       526,725
  500,000  Seattle Municipality Sewer, Revenue Bond, Series X,
            5.50%, 1/1/16, Callable 1/1/03 @ 102*, Insured by:
            FGIC.................................................       515,305

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 MUNICIPAL BONDS, CONTINUED:
 $410,000  State, GO Limited, Revenue Refunding, Series R-92-A,
            6.40%, 9/1/03, Callable 9/1/01 @ 101*................   $   441,681
  500,000  Tacoma Electric System, Revenue Refunding, 5.70%,
            1/1/03, Insured by: FGIC.............................       534,299
  500,000  Washington State Health Care Facilities, Revenue Bond,
            5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by:
            MBIA.................................................       514,400
  350,000  Washington State Health Care Facilities, Revenue Bond,
            5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured
            by: AMBAC............................................       373,762
                                                                    -----------
                                                                      3,315,072
                                                                    -----------
 West Virginia (1.7%):
  500,000  Pleasants County Polution Control, Revenue Bond,
           4.70%, 11/1/07........................................       510,050
                                                                    -----------
  Total Municipal Bonds                                              28,439,148
                                                                    -----------
 INVESTMENT COMPANIES (2.3%):
  715,366  SEI Institutional Tax-Free Fund.......................       715,366
                                                                    -----------
  Total Investment Companies                                            715,366
                                                                    -----------
  Total Investments (Cost $28,672,123)(a)--99.1%                     30,189,892
  Other assets in excess of liabilities--0.9%                           263,814
                                                                    -----------
  Total Net Assets--100.0%                                          $30,453,706
                                                                    ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation............... $1,518,492
      Unrealized depreciation...............       (723)
                                             ----------
      Net unrealized appreciation........... $1,517,769
                                             ==========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC -- AMBAC Indemnity Corporation

ETM -- Escrowed to Maturity

FGIC -- Financial Guaranty Insurance Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GO -- General Obligation Bond

MBIA -- Municipal Bond Insurance Association

TCRS -- Transferable Custodial Receipts

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ---------
 ASSET BACKED SECURITIES (3.6%):
 $  6,322  AFC Home Equity Loan Trust, Series 1993-2, Class A,
            6.00%, 1/20/13.........................................   $   6,371
   94,251  AFC Home Equity Loan Trust, Series 1995-3, Class 1A2,
            6.80%, 10/26/26........................................      95,900
   33,934  Contimortgage Home Equity Loan Trust, Series 1996-1,
            Class A3,
            5.81%, 1/15/11.........................................      34,392
  234,836  CoreStates Home Equity Trust, Series 1993-2, Class A,
            5.10%, 3/15/09.........................................     232,909
   69,275  CPS Auto Trust,
            Series 1997-3, Class A1,
            6.10%, 12/15/02........................................      69,546
  300,000  Crown Home Equity Loan Trust, Series 1996-1, Class A3,
            6.81%, 6/25/11.........................................     313,822
   22,876  IBM Credit Receivables Lease Asset Master Trust, Series
            1993-1,
            Class A, 4.55%, 11/15/00...............................      22,796
   40,536  Nafco Auto Trust,
            Series 2, Class A,
            7.00%, 12/31/01........................................      40,783
  200,000  Nomura Asset Securities Corp.,
            Series 1995-2, Class 2M,
            7.12%, 1/25/26.........................................     207,462
   47,111  The Money Store Home Equity Trust, Series 1992-B, Class
            A,
            6.90%, 7/15/07.........................................      48,102
   54,000  The Money Store Home Equity Trust, Series 1997-A, Class
            A4,
            6.89%, 3/15/16.........................................      55,378
   19,964  UCFC Home Equity Loan,
            Series 1996-A1, Class A3,
            6.18%, 4/15/09.........................................      20,014
   21,709  UCFC Home Equity Loan,
            Series 1993-D1, Class A1,
            5.45%, 7/10/13.........................................      21,648
                                                                      ---------
  Total Asset Backed Securities                                       1,169,123
                                                                      ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS (75.5%):
  168,564  Chase Mortgage Finance Corp.,
            Series 1992-K, Class A5,
            7.50%, 10/25/24........................................     170,194
   96,000  Chase Mortgage Finance Corp.,
            Series 1994-K, Class A5,
            8.00%, 9/25/25.........................................      97,980

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 14,715  Citicorp Mortgage Securities, Inc.,
            Series 1992-11, Class A6,
            8.00%, 6/25/07..........................................  $   15,018
  317,749  CMC Securities Corp.,
            Series 1994-H1, Class 30A2,
            8.25%, 10/25/24.........................................     320,764
   46,128  Collateralized Mortgage Obligation Trust, Series 54,
            Class C,
            9.25%, 11/1/13..........................................      49,088
  801,043  Collateralized Mortgage Obligation Trust, Series 34,
            Class D,
            6.00%, 10/1/17..........................................     801,880
   25,000  Collateralized Mortgage Securities Corp., Series 1991-5,
            Class PI,
            8.00%, 7/20/21..........................................      25,073
  111,000  Collateralized Mortgage Securities Corp., Series 1991-6,
            Class PI,
            7.00%, 9/20/21..........................................     111,059
  406,713  Consumer Obligation Structured Trust, Series 1993-1,
            Class A2,
            6.35%, 1/25/20..........................................     404,028
  288,000  Countrywide Home Loan, Series 1997-1, Class A4,
            7.40%, 3/25/27..........................................     291,813
   10,000  Federal Home Loan Mortgage Corp., Series 1301, Class EA,
            7.00%, 8/15/05..........................................      10,151
    6,345  Federal Home Loan Mortgage Corp., Series 1322, Class F,
            7.50%, 8/15/05..........................................       6,338
   51,675  Federal Home Loan Mortgage Corp., Series 1243, Class I,
            7.50%, 9/15/05..........................................      51,771
    1,727  Federal Home Loan Mortgage Corp., Series 1024, Class I,
            9.00%, 11/15/05.........................................       1,724
   10,000  Federal Home Loan Mortgage Corp., Series 1317, Class G,
            7.00%, 5/15/06..........................................      10,135
   12,495  Federal Home Loan Mortgage Corp., Series 1561, Class D,
            6.00%, 8/15/06..........................................      12,553
   18,919  Federal Home Loan Mortgage Corp., Series 1229, Class I,
            7.00%, 8/15/06..........................................      19,048
   15,000  Federal Home Loan Mortgage Corp., Series 1575, Class PE,
            6.00%, 3/15/07..........................................      15,061

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $    754  Federal Home Loan Mortgage Corp., Series 1458, Class L,
            7.00%, 9/15/07............................................  $    753
   30,125  Federal Home Loan Mortgage Corp., Series 1423, Class I,
            7.00%, 12/15/07...........................................    30,300
   48,045  Federal Home Loan Mortgage Corp., Series 1475, Class O,
            7.00%, 2/15/08............................................    48,715
   62,117  Federal Home Loan Mortgage Corp., Series 1667, Class C,
            6.00%, 1/15/09............................................    62,145
   51,354  Federal Home Loan Mortgage Corp., Series 1103, Class M,
            8.50%, 3/15/09............................................    52,119
   13,751  Federal Home Loan Mortgage Corp., Series 1546, Class C,
            5.50%, 10/15/13...........................................    13,722
   14,434  Federal Home Loan Mortgage Corp., Series 140, Class E,
            9.50%, 5/15/17............................................    14,439
   14,032  Federal Home Loan Mortgage Corp., Series 1262, Class G,
            7.50%, 7/15/17............................................    14,090
   22,324  Federal Home Loan Mortgage Corp., Series 1437, Class E,
            7.00%, 10/15/17...........................................    22,373
   14,191  Federal Home Loan Mortgage Corp., Series 1332, Class F,
            7.00%, 3/15/18............................................    14,174
   11,477  Federal Home Loan Mortgage Corp., Series 1517, Class E,
            6.00%, 4/15/18............................................    11,464
    4,876  Federal Home Loan Mortgage Corp., Series 1252, Class F,
            6.80%, 4/15/18............................................     4,864
    6,866  Federal Home Loan Mortgage Corp., Series 1240, Class I,
            5.00%, 6/15/18............................................     6,850
   43,852  Federal Home Loan Mortgage Corp., Series 1350, Class F,
            7.20%, 6/15/18............................................    43,933
   25,000  Federal Home Loan Mortgage Corp., Series 1394, Class F,
            6.00%, 7/15/18............................................    25,079
   22,081  Federal Home Loan Mortgage Corp., Series 1382, Class F,
            6.50%, 11/15/18...........................................    22,122

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 15,000  Federal Home Loan Mortgage Corp., Series 1518, Class C,
            7.00%, 3/15/19............................................  $ 15,328
   19,155  Federal Home Loan Mortgage Corp., Series 1188, Class GB,
            7.50%, 3/15/19............................................    19,198
  225,000  Federal Home Loan Mortgage Corp., Series 1493, Class B,
            7.00%, 6/15/19............................................   226,473
   25,000  Federal Home Loan Mortgage Corp., Series 1222, Class G,
            7.80%, 6/15/19............................................    25,256
    1,523  Federal Home Loan Mortgage Corp., Series 1059, Class G,
            7.00%, 11/15/19...........................................     1,522
   10,000  Federal Home Loan Mortgage Corp., Series 1437, Class F,
            7.00%, 11/15/19...........................................    10,079
   71,184  Federal Home Loan Mortgage Corp., Series 1358, Class G,
            7.00%, 11/15/19...........................................    71,231
   97,445  Federal Home Loan Mortgage Corp., Series 1177, Class HC,
            7.50%, 12/15/19...........................................    97,516
   50,000  Federal Home Loan Mortgage Corp., Series 1499, Class B,
            6.75%, 2/15/20............................................    50,928
  178,975  Federal Home Loan Mortgage Corp., Series 1250, Class G,
            7.00%, 4/15/20............................................   179,774
  255,000  Federal Home Loan Mortgage Corp., Series 1332, Class H,
            7.50%, 4/15/20............................................   260,008
   25,840  Federal Home Loan Mortgage Corp., Series 1397, Class C,
            7.00%, 6/15/20............................................    25,980
   37,000  Federal Home Loan Mortgage Corp., Series 1184, Class H,
            8.00%, 6/15/20............................................    37,883
   26,206  Federal Home Loan Mortgage Corp., Series 1149, Class K,
            7.50%, 7/15/20............................................    26,241
   59,919  Federal Home Loan Mortgage Corp., Series 1038, Class F,
            9.00%, 7/15/20............................................    60,459
   54,167  Federal Home Loan Mortgage Corp., Series 1101, Class L,
            6.95%, 9/15/20............................................    54,535

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 37,272  Federal Home Loan Mortgage Corp., Series 1137, Class I,
            7.00%, 10/15/20...........................................  $ 37,416
   23,595  Federal Home Loan Mortgage Corp., Series 1254, Class H,
            7.50%, 10/15/20...........................................    23,770
   67,390  Federal Home Loan Mortgage Corp., Series 1384, Class B,
            7.00%, 11/15/20...........................................    67,337
   56,783  Federal Home Loan Mortgage Corp., Series 1288, Class H,
            7.00%, 11/15/20...........................................    57,569
   76,296  Federal Home Loan Mortgage Corp., Series 1152, Class K,
            7.00%, 11/15/20...........................................    76,785
   49,000  Federal Home Loan Mortgage Corp., Series 1358, Class H,
            7.00%, 11/15/20...........................................    49,258
   39,367  Federal Home Loan Mortgage Corp., Series 1165, Class K,
            7.00%, 12/15/20...........................................    39,727
   65,000  Federal Home Loan Mortgage Corp., Series 1250, Class H,
            7.00%, 12/15/20...........................................    65,980
  110,202  Federal Home Loan Mortgage Corp., Series 1109, Class H,
            6.95%, 12/15/20...........................................   111,174
   37,354  Federal Home Loan Mortgage Corp., Series 1163, Class I,
            6.95%, 12/15/20...........................................    37,504
   65,000  Federal Home Loan Mortgage Corp., Series 1186, Class H,
            7.50%, 12/15/20...........................................    66,670
   10,000  Federal Home Loan Mortgage Corp., Series 1177, Class I,
            6.95%, 1/15/21............................................    10,141
   15,000  Federal Home Loan Mortgage Corp., Series 1228, Class G,
            7.00%, 1/15/21............................................    15,320
  121,000  Federal Home Loan Mortgage Corp., Series 1191, Class D,
            7.00%, 2/15/21............................................   122,105
   57,000  Federal Home Loan Mortgage Corp., Series 1069, Class I,
            6.95%, 2/15/21............................................    58,137
   22,000  Federal Home Loan Mortgage Corp., Series 1406, Class G,
            6.75%, 3/15/21............................................    22,466

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $134,604  Federal Home Loan Mortgage Corp., Series 1646, Class MA,
            6.50%, 3/15/21............................................  $134,633
   80,000  Federal Home Loan Mortgage Corp., Series 1350, Class H,
            7.50%, 3/15/21............................................    82,655
   90,000  Federal Home Loan Mortgage Corp., Series 139, Class G,
            7.00%, 4/15/21............................................    92,792
   30,000  Federal Home Loan Mortgage Corp., Series 1303, Class K,
            8.00%, 4/15/21............................................    30,555
  150,000  Federal Home Loan Mortgage Corp., Series 1351, Class TD,
            7.00%, 5/15/21............................................   153,421
   15,000  Federal Home Loan Mortgage Corp., Series 1302, Class PJ,
            8.00%, 5/15/21............................................    15,495
   49,052  Federal Home Loan Mortgage Corp., Series 1278, Class H,
            7.00%, 6/15/21............................................    49,200
   25,000  Federal Home Loan Mortgage Corp., Series 1714, Class LD,
            7.00%, 6/15/21............................................    25,225
   16,000  Federal Home Loan Mortgage Corp., Series 1237, Class I,
            8.00%, 6/15/21............................................    16,425
   45,000  Federal Home Loan Mortgage Corp., Series 1702-B, Class L,
            7.00%, 7/15/21............................................    45,522
   38,358  Federal Home Loan Mortgage Corp., Series 1255, Class G,
            7.50%, 7/15/21............................................    39,179
   25,000  Federal Home Loan Mortgage Corp., Series 1241, Class J,
            7.00%, 9/15/21............................................    25,499
  175,000  Federal Home Loan Mortgage Corp., Series 1278, Class I,
            7.00%, 9/15/21............................................   178,051
   11,000  Federal Home Loan Mortgage Corp., Series 1397, Class D,
            7.00%, 10/15/21...........................................    11,039
    8,724  Federal Home Loan Mortgage Corp., Series 189, Class C,
            8.00%, 10/15/21...........................................     8,865
  168,000  Federal Home Loan Mortgage Corp., Series 1754, Class B,
            8.50%, 2/15/22............................................   171,652

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------  ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 77,000  Federal Home Loan Mortgage Corp., Series 1890, Class K,
            7.00%, 3/15/22...........................................  $  77,687
  122,000  Federal Home Loan Mortgage Corp., Series 1312, Class I,
            8.00%, 7/15/22...........................................    129,009
   17,151  Federal Home Loan Mortgage Corp., Series 1653, Class B,
            6.00%, 8/15/22...........................................     17,170
   15,236  Federal Home Loan Mortgage Corp., Series 1574, Class L,
            6.50%, 9/15/22...........................................     15,238
   99,195  Federal Home Loan Mortgage Corp., Series 1474, Class C,
            7.00%, 10/15/22..........................................    100,657
  111,082  Federal Home Loan Mortgage Corp., Series 1774, Class C,
            8.00%, 12/15/22..........................................    111,678
  245,000  Federal Home Loan Mortgage Corp., Series 1648, Class JA,
            6.00%, 1/15/23...........................................    244,994
   17,845  Federal Home Loan Mortgage Corp., Series 1543, Class XU,
            7.00%, 5/15/23...........................................     18,005
  119,339  Federal Home Loan Mortgage Corp., Series 1559, Class WD,
            7.00%, 5/15/23...........................................    119,438
   23,000  Federal Home Loan Mortgage Corp., Series 1749, Class C,
            8.00%, 6/15/23...........................................     23,444
    9,659  Federal Home Loan Mortgage Corp., Series 42, Class J,
            8.00%, 6/17/23...........................................      9,836
  200,000  Federal Home Loan Mortgage Corp., Series 1869, Class TD,
            7.50%, 7/15/23...........................................    203,208
   55,000  Federal Home Loan Mortgage Corp., Series 1853, Class B,
            7.50%, 4/15/24...........................................     56,197
   19,712  Federal Home Loan Mortgage Corp., Series 1729, Class M,
            7.50%, 5/15/24...........................................     19,763
   34,000  Federal Home Loan Mortgage Corp., Series 1935, Class CA,
            7.50%, 9/15/24...........................................     34,735
   70,000  Federal Home Loan Mortgage Corp., Series 1935, Class JC,
            7.00%, 12/15/24..........................................     71,221

  SHARES
    OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   --------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  7,543  Federal National Mortgage Assoc., Series 1993-118, Class E,
            6.10%, 12/25/04...........................................   $  7,561
   22,000  Federal National Mortgage Assoc., Series 1992-41, Class G,
            8.00%, 3/25/05............................................     22,980
   13,716  Federal National Mortgage Assoc., Series G92-2, Class C,
            8.00%, 6/25/05............................................     13,662
   24,687  Federal National Mortgage Assoc., Series 1992-32, Class D,
            7.25%, 7/25/05............................................     24,761
   47,130  Federal National Mortgage Assoc., Series 1992-57, Class G,
            7.00%, 8/25/05............................................     47,440
   11,311  Federal National Mortgage Assoc., Series 1992-70, Class G,
            7.00%, 10/25/05...........................................     11,307
    5,000  Federal National Mortgage Assoc., Series G92-44, Class H,
            8.00%, 11/25/06...........................................      5,334
   62,069  Federal National Mortgage Assoc., Series 1993-106, Class K,
            7.00%, 8/25/09............................................     62,330
  100,000  Federal National Mortgage Assoc., Series 1992-124, Class D,
            7.00%, 4/25/10............................................    103,200
   45,000  Federal National Mortgage Assoc., Series G93-22, Class BA,
            7.30%, 3/25/13............................................     45,319
   21,416  Federal National Mortgage Assoc., Series 1994-10, Class D,
            5.60%, 6/25/14............................................     21,358
    8,492  Federal National Mortgage Assoc., Series 1991-65, Class K,
            6.80%, 11/25/15...........................................      8,461
   25,000  Federal National Mortgage Assoc., Series 1992-38, Class L,
            6.50%, 11/25/16...........................................     25,210
    7,000  Federal National Mortgage Assoc., Series 1993-202, Class
            EA,
            5.50%, 12/25/16...........................................      6,984
  127,776  Federal National Mortgage Assoc., Series 1992-71, Class D,
            8.25%, 3/25/17............................................    129,971
   99,109  Federal National Mortgage Assoc., Series 1992-161, Class C,
            6.75%, 8/25/17............................................     98,990

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 41,021  Federal National Mortgage Assoc., Series 1992-84, Class
            H,
            7.50%, 1/25/18..........................................   $  41,241
    8,000  Federal National Mortgage Assoc., Series 1992-198, Class
            H,
            6.00%, 2/25/18..........................................       7,952
    1,491  Federal National Mortgage Assoc., Series 1992-16, Class
            HA,
            7.00%, 2/25/18..........................................       1,485
   15,000  Federal National Mortgage Assoc., Series 1992-118, Class
            PG,
            7.00%, 3/25/18..........................................      15,040
    8,665  Federal National Mortgage Assoc., Series 1992-41, Class
            PL,
            7.50%, 5/25/18..........................................       8,674
   12,334  Federal National Mortgage Assoc., Series 1992-177, Class
            B, 6.75%, 6/25/18.......................................      12,363
   15,000  Federal National Mortgage Assoc., Series 1992-159, Class
            PG, 6.50%, 6/25/18......................................      15,011
    7,048  Federal National Mortgage Assoc., Series 1988-26, Class
            C, 7.50%, 7/25/18.......................................       7,194
   39,676  Federal National Mortgage Assoc., Series 1992-169, Class
            H, 6.50%, 1/25/19.......................................      39,772
   29,164  Federal National Mortgage Assoc., Series G92-41, Class H,
            7.50%, 1/25/19..........................................      29,154
   12,970  Federal National Mortgage Assoc., Series 1993-2, Class
            PE, 7.00%, 3/25/19......................................      12,993
   10,000  Federal National Mortgage Assoc., Series 1992-148, Class
            B, 7.00%, 4/25/19.......................................      10,142
    5,504  Federal National Mortgage Assoc., Series 1992-49, Class
            G, 7.00%, 4/25/19.......................................       5,488
   48,000  Federal National Mortgage Assoc., Series 1992-31, Class
            H, 7.50%, 4/25/19.......................................      48,280
    5,828  Federal National Mortgage Assoc., Series G93-19, Class K,
            6.50%, 6/25/19..........................................       5,855
   48,608  Federal National Mortgage Assoc., Series 1990-31, Class
            H, 7.00%, 6/25/19.......................................      48,842

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 10,000  Federal National Mortgage Assoc., Series 1992-159, Class
            PH, 6.50%, 6/25/19......................................   $  10,074
   82,434  Federal National Mortgage Assoc., Series 1992-65, Class
            E, 7.50%, 9/25/19.......................................      82,240
   30,000  Federal National Mortgage Assoc., Series 1992-34, Class
            EB, 7.00%, 10/25/19.....................................      30,155
  189,041  Federal National Mortgage Assoc., Series 1993-16, Class
            B, 7.50%, 10/25/19......................................     188,888
   85,000  Federal National Mortgage Assoc., Series 1992-188, Class
            PJ, 7.50%, 10/25/19.....................................      88,530
  193,362  Federal National Mortgage Assoc., Series 1992-98, Class
            PJ, 7.50%, 11/25/19.....................................     194,066
   15,000  Federal National Mortgage Assoc., Series 1992-7, Class
            PN, 7.50%, 11/25/19.....................................      15,263
   55,154  Federal National Mortgage Assoc., Series 1992-6, Class H,
            6.75%, 12/25/19.........................................      55,175
   30,000  Federal National Mortgage Assoc., Series G93-5, Class C,
            6.50%, 1/25/20..........................................      30,181
   47,028  Federal National Mortgage Assoc., Series 1991-173, Class
            PH, 6.95%, 1/25/20......................................      47,327
  449,000  Federal National Mortgage Assoc., Series 1992-161, Class
            D, 7.00%, 3/25/20.......................................     451,833
   15,000  Federal National Mortgage Assoc., Series G92-15, Class G,
            7.00%, 4/25/20..........................................      15,396
   30,000  Federal National Mortgage Assoc., Series 1993-74, Class
            B, 6.50%, 4/25/20.......................................      30,164
   12,837  Federal National Mortgage Assoc., Series 1992-174, Class
            G, 7.25%, 4/25/20.......................................      12,874
   43,000  Federal National Mortgage Assoc., Series 1992-49, Class
            H, 7.00%, 5/25/20.......................................      43,240
   43,214  Federal National Mortgage Assoc., Series 1992-15, Class
            H, 6.75%, 6/25/20.......................................      43,620

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 47,000  Federal National Mortgage Assoc., Series G92-48, Class D,
            7.50%, 7/25/20..........................................   $  47,145
   39,057  Federal National Mortgage Assoc., Series G92-35, Class C,
            7.50%, 7/25/20..........................................      39,420
   39,599  Federal National Mortgage Assoc., Series 1992-150, Class
            J, 7.00%, 8/25/20.......................................      39,621
  109,244  Federal National Mortgage Assoc., Series 1991-42, Class
            K, 7.00%, 8/25/20.......................................     109,731
    2,014  Federal National Mortgage Assoc., Series 1991-108, Class
            J, 7.00%, 8/25/20.......................................       2,005
   20,000  Federal National Mortgage Assoc., Series 1992-201, Class
            B, 7.00%, 9/25/20.......................................      20,232
   30,090  Federal National Mortgage Assoc., Series 1991-154, Class
            PH, 7.50%, 9/25/20......................................      30,263
   87,494  Federal National Mortgage Assoc., Series 1991-108, Class
            JB, 7.67%, 9/25/20......................................      87,457
   10,000  Federal National Mortgage Assoc., Series 1991-135, Class
            J, 7.50%, 9/25/20.......................................      10,033
   10,305  Federal National Mortgage Assoc., Series 1992-74, Class
            C, 8.00%, 10/25/20......................................      10,288
   96,210  Federal National Mortgage Assoc., Series G92-13, Class
            PH, 7.00%, 11/25/20.....................................      96,826
  110,713  Federal National Mortgage Assoc., Series 1991-77, Class
            PH, 7.00%, 11/25/20.....................................     111,423
   50,000  Federal National Mortgage Assoc., Series 1992-103, Class
            JA, 7.50%, 11/25/20.....................................      50,583
   35,570  Federal National Mortgage Assoc., Series 1991-74, Class
            K, 7.95%, 11/25/20......................................      35,759
  147,203  Federal National Mortgage Assoc., Series G92-38, Class E,
            7.50%, 11/25/20.........................................     147,821
   43,719  Federal National Mortgage Assoc., Series 1991-82, Class
            PL, 7.00%, 12/25/20.....................................      44,043

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 32,000  Federal National Mortgage Assoc., Series F92-44, Class D,
            8.00%, 12/25/20.........................................   $  32,890
   16,627  Federal National Mortgage Assoc., Series G92-31, Class H,
            7.50%, 12/25/20.........................................      16,716
  196,126  Federal National Mortgage Assoc., Series 1993-91, Class
            A, 6.00%, 1/25/21.......................................     195,562
   20,000  Federal National Mortgage Assoc., Series 1995-15, Class
            LL, 7.38%, 1/25/21......................................      20,718
  258,311  Federal National Mortgage Assoc., Series 1991-147, Class
            K, 7.00%, 1/25/21.......................................     260,583
   20,000  Federal National Mortgage Assoc., Series 1993-29, Class
            D, 7.00%, 2/25/21.......................................      20,280
   14,000  Federal National Mortgage Assoc., Series 1992-172, Class
            C, 7.00%, 2/25/21.......................................      13,745
   10,000  Federal National Mortgage Assoc., Series 1991-163, Class
            K, 6.95%, 2/25/21.......................................      10,024
   25,000  Federal National Mortgage Assoc., Series 1992-83, Class
            G, 7.00%, 3/25/21.......................................      25,426
   15,000  Federal National Mortgage Assoc., Series 1992-89, Class
            K, 7.00%, 3/25/21.......................................      15,235
   15,000  Federal National Mortgage Assoc., Series G92-8, Class K,
            7.50%, 3/25/21..........................................      15,286
   29,847  Federal National Mortgage Assoc., Series 1992-97, Class
            D, 8.00%, 4/25/21.......................................      29,966
   50,981  Federal National Mortgage Assoc., Series 1991-142, Class
            PK, 8.00%, 4/25/21......................................      51,957
   21,090  Federal National Mortgage Assoc., Series 1992-123, Class
            D, 7.50%, 4/25/21.......................................      21,160
   10,000  Federal National Mortgage Assoc., Series 1992-131, Class
            H, 7.50%, 6/25/21.......................................      10,104
    7,611  Federal National Mortgage Assoc., Series 1992-123, Class
            D, 7.50%, 8/25/21.......................................       7,731

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 43,792  Federal National Mortgage Assoc., Series 1991-108, Class
            J, 7.00%, 9/25/21.......................................   $  44,933
   10,000  Federal National Mortgage Assoc., Series 1992-161, Class
            G, 7.50%, 11/25/21......................................      10,357
   18,000  Federal National Mortgage Assoc., Series 1992-82, Class
            E, 7.00%, 4/25/22.......................................      18,417
   79,000  Federal National Mortgage Assoc., Series 1996-51, Class
            AJ, 7.00%, 6/18/22......................................      80,056
   16,000  Federal National Mortgage Assoc., Series 1992-126, Class
            YY, 7.63%, 6/25/22......................................      16,164
   37,519  Federal National Mortgage Assoc., Series 1992-163, Class
            E, 6.75%, 9/25/22.......................................      37,414
  310,459  Federal National Mortgage Assoc., Series 1994-23, Class
            A, 6.00%, 12/25/22......................................     309,493
  119,149  Federal National Mortgage Assoc., Series 1993-27, Class
            A, 5.50%, 2/25/23.......................................     117,618
    4,506  Federal National Mortgage Assoc., Series 1993-41, Class
            J, 6.00%, 3/25/23.......................................       4,460
   23,428  Federal National Mortgage Assoc., Series 1993-2251, Class
            A, 6.50%, 3/25/23.......................................      23,478
  339,049  Federal National Mortgage Assoc., Series 1994-23, Class
            G, 6.00%, 5/25/23.......................................     337,993
   43,549  Federal National Mortgage Assoc., Series 1993-155, Class
            LA, 6.50%, 5/25/23......................................      43,404
  248,481  Federal National Mortgage Assoc., Series 1993-252, Class
            M, 6.50%, 5/25/23.......................................     252,867
   29,481  Federal National Mortgage Assoc., Series 1994-38, Class
            A, 7.00%, 7/25/23.......................................      29,780
   10,705  Federal National Mortgage Assoc., Series 1993-147, Class
            N, 7.00%, 8/25/23.......................................      10,719
   18,149  Federal National Mortgage Assoc., Series 1994-75, Class
            M, 7.00%, 10/25/23......................................      18,247

  SHARES
    OR
 PRINCIPAL                          SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 17,905  Federal National Mortgage Assoc., Series 1994-42, Class
            L, 6.50%, 4/25/24.......................................  $  17,959
   21,849  Federal National Mortgage Assoc., Series 1994-88, Class
            D, 7.50%, 7/25/24.......................................     21,888
   10,000  Federal National Mortgage Assoc., Series 1997-27, Class
            BL, 7.00%, 9/18/24......................................     10,100
  106,687  Federal National Mortgage Assoc., Series 1997-55, Class
            A, 7.00%, 3/18/26.......................................    107,679
  136,502  Financial Asset Securitization Inc., Series 1997-NAM2,
            Class FA8,  10.00%, 7/25/27.............................    140,879
   25,000  First Plus Home Loan Trust, Series 1997-2, Class A7,
            7.54%, 4/10/23..........................................     27,399
  500,000  General Electric Capital Mortgage Services, Inc., Series
            1996-HE2, Class A3,
            7.30%, 3/25/12..........................................    507,035
   78,475  General Electric Capital Mortgage Services, Inc., Series
            1993-12, Class A-2,
            6.50%, 10/25/23.........................................     78,630
   53,779  General Electric Capital Mortgage Services, Inc., Series
            1994-18, Class A3,
            7.00%, 8/25/24..........................................     53,669
  100,000  General Electric Capital Mortgage Services, Inc., Series
            1994-28, Class A5,
            8.00%, 8/25/24..........................................    101,590
   29,631  General Electric Capital Mortgage Services, Inc., Series
            1994-23, Class A3,
            7.75%, 8/25/24..........................................     29,904
  162,527  General Electric Capital Mortgage Services, Inc., Series
            1994-29, Class A4,
            8.13%, 11/25/24.........................................    162,841
   15,513  General Electric Capital Mortgage Services, Inc., Series
            1994-29, Class A3,
            8.00%, 11/25/24.........................................     15,561
  120,651  General Electric Capital Mortgage Services, Inc., Series
            1995-6, Class A3,
            7.00%, 8/25/25..........................................    121,410

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $308,000  General Electric Capital Mortgage Services, Inc., Series
            1997-3, Class A12,
            7.50%, 4/25/27..........................................   $ 317,681
  115,000  General Electric Capital Mortgage Services, Inc., Series
            1997-4, Class A10,
            7.50%, 5/25/27..........................................     118,992
  300,000  General Electric Capital Mortgage Services, Inc., Series
            1997-6, Class A15,
            7.50%, 7/25/27..........................................     307,959
  384,733  General Electric Capital Mortgage Services, Inc., Series
            1997-7, Class A2,
            7.20%, 8/25/27..........................................     388,641
   13,050  Government National Mortgage Assoc., Series 1994-6, Class
            B, 7.88%, 11/16/17......................................      13,163
   53,000  Government National Mortgage Assoc., Series 1994-6, Class
            G, 7.99%, 12/16/19......................................      53,879
   40,000  Government National Mortgage Assoc., Series 1996-15,
            Class 0, 7.00%, 11/20/21................................      40,466
  308,827  Government National Mortgage Assoc., Series 1995-2, Class
            H, 8.00%, 7/20/22.......................................     311,992
   36,168  Government National Mortgage Assoc., Series 1994-5, Class
            A, 7.50%, 12/16/22......................................      36,378
  139,000  Government National Mortgage Assoc., Series 1995-8, Class
            G, 7.00%, 12/20/22......................................     142,871
   43,000  Government National Mortgage Assoc., Series 1994-5, Class
            B, 7.50%, 7/16/23.......................................      43,322
    6,000  Government National Mortgage Assoc., Series 1994-5, Class
            CA, 8.00%, 8/16/23......................................       6,206
   15,000  Government National Mortgage Assoc., Series 1997-6, Class
            B, 7.50%, 5/20/24.......................................      15,557
   90,294  Government National Mortgage Assoc., Series 1997-4, Class
            B, 7.00%, 8/20/26.......................................      91,411
   68,732  Headlands Mortgage Securities Inc.,
            Series 1997-5, Class AII1, 6.75%, 11/25/27..............      69,753

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 12,915  Housing Securities Inc.,
            Series 1992-B, Class 5, 8.50%, 3/25/22..................   $  13,202
  151,000  Housing Securities, Inc.,
            Series 1994-3, Class A4,
            7.25%, 11/25/17.........................................     152,718
  490,244  IMC Home Equity Loan Trust,
            Series 1996-3, Class A3,
            7.27%, 4/25/11..........................................     502,500
  261,000  Independent National Mortgage Corp., Series 1994-L, Class
            A6, 8.00%, 8/25/24......................................     271,800
  526,866  Independent National Mortgage Corp., Series 1994-0, Class
            A3, 8.00%, 9/25/24......................................     531,691
   10,000  Independent National Mortgage Corp., Series 1994-O, Class
            A5, 8.50%, 9/25/24......................................      10,716
   20,000  Independent National Mortgage Corp., Series 1994-N, Class
            A6, 8.00%, 10/25/24.....................................      20,310
  146,000  Independent National Mortgage Corp., Series 1994-T, Class
            A5, 8.38%, 11/25/24.....................................     152,195
  479,472  Independent National Mortgage Corp., Series 1995-A, Class
            A3, 8.75%, 3/25/25......................................     484,022
  268,000  Independent National Mortgage Corp., Series 1995-A, Class
            A4, 8.75%, 3/25/25......................................     275,349
  133,796  Independent National Mortgage Corp., Series 1995-D, Class
            A6, 9.00%, 3/25/25......................................     135,081
  209,000  Independent National Mortgage Corp., Series 1995-N, Class
            A4, 7.50%, 10/25/25.....................................     212,091
   74,609  Independent National Mortgage Corp., Series 1995-Q, Class
            A5, 7.25%, 11/25/25.....................................      74,896
  163,141  Independent National Mortgage Corp., Series 1995-S, Class
            A3, 7.00%, 1/25/26......................................     163,944
   67,076  Independent National Mortgage Corp., Series 1995-V, Class
            A1, 7.25%, 2/25/26......................................      67,541
   49,000  Independent National Mortgage Corp., Series 1995-V, Class
            A2, 7.25%, 2/25/26......................................      49,795

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $536,000  Independent National Mortgage Corp., Series 1996-S, Class
            A7, 7.00%, 5/25/26......................................   $ 542,950
    4,988  Investors Government National Mortgage Assoc. Mortgage
            Backed Sec. Trust Inc., Series 1984-2,
            Class E, 7.88%, 4/25/08.................................       5,131
  215,000  Norwest Asset Securities Corp.,
            Series 1996-3, Class A8, 7.25%, 9/25/26.................     221,885
  300,000  Norwest Asset Securities Corp., Series 1996-5, Class A10,
            7.25%, 11/25/26.........................................     301,857
  266,065  Norwest Asset Securities Corp., Series 1997-6, Class A12,
            7.50%, 5/25/27..........................................     279,533
  240,000  Norwest Asset Securities Corp., Series 1997-10, Class A2,
            6.50%, 8/25/27..........................................     241,997
  256,548  Prudential Home Mortgage Securities, Series 1992-47,
            Class A9, 8.00%, 1/25/23................................     261,384
  516,799  Prudential Home Mortgage Securities, Series 1993-8, Class
            A4, 7.40%, 3/25/23......................................     522,419
  635,332  Prudential Home Mortgage Securities, Series 1993-14,
            Class A7, 6.25%, 5/25/23................................     635,560
   91,029  Prudential Home Mortgage Securities, Series 1993-14,
            Class A6, 6.50%, 5/25/23................................      90,652
  181,586  Prudential Home Mortgage Securities, Series 1993-38,
            Class A3, 6.15%, 9/25/23................................     180,262
   35,233  Prudential Home Mortgage Securities, Series 1993-44,
            Class A10, 6.00%, 11/25/23..............................      35,028
   34,542  Prudential Home Mortgage Securities, Series 1994-15,
            Class A2, 6.00%, 5/25/24................................      34,370
  326,558  Prudential Home Mortgage Securities, Series 1994-15,
            Class A5, 6.80%, 5/25/24................................     326,630
  185,000  Prudential Home Mortgage Securities, Series 1996-5, Class
            A2, 7.25%, 4/25/26......................................     185,916

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $520,000  Residential Accredit Loans, Inc., Series 1998-QS9,
            Class A3, 6.75%, 7/25/28..............................   $  528,413
  106,387  Residential Asset Securitization Trust, Series 1997-A3,
            Class A7, 10.00%, 5/25/27.............................      109,397
   15,431  Residential Funding Mortgage Securities,
            Series 1992-S43, Class A9, 8.00%, 12/25/22............       15,477
   50,000  Residential Funding Mortgage Securities,
            Series 1992-S43, Class A10, 8.00%, 12/25/22...........       51,319
  250,000  Residential Funding Mortgage Securities,
            Series 1993-S28, Class A6, 7.00%, 8/25/23.............      251,645
  119,984  Residential Funding Mortgage Securities,
            Series 1993-S40, Class A5, 6.20%, 11/25/23............      120,117
   28,921  Residential Funding Mortgage Securities,
            Series 1994-S17, Class A3, 8.00%, 8/25/24.............       29,097
    5,000  Residential Funding Mortgage Securities, Series 1995-
            S11, Class A13, 7.40%, 9/25/25........................        5,085
   50,000  Residential Funding Mortgage Securities, Series 1996-
            S15, Class A11, 7.75%, 6/25/26........................       51,071
   20,000  Residential Funding Mortgage Securities, Series 1996-
            S16, Class A10, 8.00%, 7/25/26........................       20,627
   13,070  Residential Funding Mortgage Securities I, Series 1996-
            S18, Class A7, 7.25%, 8/25/26.........................       13,148
   42,000  Residential Funding Mortgage Securities I, Series 1996-
            S23, Class A3,
            7.25%, 11/25/26.......................................       42,838
   37,289  Vendee Mortgage Trust,
            Series 1993-1, Class D,
            7.00%, 11/15/12.......................................       37,547
  118,000  Vendee Mortgage Trust,
            Series 1992-2, Class D,
            7.00%, 9/15/15........................................      119,393
  152,000  Vendee Mortgage Trust,
            Series 1992-1, Class 2E,
            7.75%, 3/15/16........................................      156,863
  149,000  Vendee Mortgage Trust,
            Series 1992-1, Class 2F,
            7.75%, 7/15/17........................................      155,695
                                                                     ----------
  Total Collateralized Mortgage Obligations                          24,471,863
                                                                     ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
SHORT-TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  -------------------------------------------------------   ----------
 CORPORATE BONDS (6.9%):
 Brokerage Services (3.4%):
 $  335,000 Merrill Lynch & Co., Inc., 6.38%, 3/30/99..............   $  336,749
    500,000 Morgan Stanley Dean Witter & Co., 5.75%, 2/15/01.......      502,500
    250,000 Salomon Smith Barney Holdings, Inc., 5.88%, 2/1/01.....      251,875
                                                                      ----------
                                                                       1,091,124
                                                                      ----------
 Financial Services (3.5%):
    135,000 Associates Corp. of North America, 7.50%, 5/15/99......      136,895
    250,000 Commercial Credit Co.,
             6.70%, 8/1/99.........................................      252,635
    260,000 Ford Motor Credit Corp., 7.25%, 5/15/99................      263,211
    500,000 Ford Motor Credit Corp., 5.75%, 1/25/01................      503,750
                                                                      ----------
                                                                       1,156,491
                                                                      ----------
  Total Corporate Bonds                                                2,247,615
                                                                      ----------
 U.S. GOVERNMENT AGENCIES (17.0%):
 Federal Home Loan Bank (10.6%):
  1,500,000 9/2/98.................................................    1,499,551
  1,900,000 7.02%, 7/6/99, Series HA99.............................    1,924,168
                                                                      ----------
                                                                       3,423,719
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                       MARKET VALUE
 ---------  ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp. (5.2%):
 $  248,359 6.00%, 7/1/99, Gold Pool #G50188....................   $    251,866
    224,780 6.50%, 2/1/00, Gold Pool #N92990....................        229,210
  1,185,905 6.50%, 12/1/11, Gold Pool #E20275...................      1,201,227
                                                                   ------------
                                                                      1,682,303
                                                                   ------------
 Government National Mortgage Assoc (1.2%):
     18,297 6.50%, 7/15/23, Pool #350795........................         18,419
     30,660 7.50%, 3/15/24, Pool #376439........................         31,554
     19,023 7.00%, 4/20/24, Pool #1655..........................         19,336
     31,556 6.50%, 12/15/25, Pool #414856.......................         31,771
    249,440 8.00%, 6/15/26, Pool #423563........................        258,639
     29,859 7.00%, 11/20/26, Pool #2320.........................         30,357
                                                                   ------------
                                                                        390,076
                                                                   ------------
  Total U.S. Government Agencies                                      5,496,098
                                                                   ------------
 INVESTMENT COMPANIES (1.5%):
    476,899 American Performance Cash Management Fund...........        476,899
                                                                   ------------
  Total Investment Companies                                            476,899
                                                                   ------------
  Total Investments (Cost $33,426,019)(a)--104.5%                    33,861,598
  Liabilities in excess of other assets--(4.5)%                      (1,471,861)
                                                                   ------------
  Total Net Assets--100.0%                                         $ 32,389,737
                                                                   ============

--------
(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation................. $491,170
     Unrealized depreciation.................  (55,591)
                                              --------
     Net unrealized appreciation............. $435,579
                                              ========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (9.0%):
 $  103,161 Advanta Mortgage Loan Trust, Series 1993-3, Class A3,
             4.75%, 2/25/10.......................................   $   102,036
  1,390,200 AFC Home Equity Loan Trust, Series 1995-3, Class 1A2,
             6.80%, 10/26/26......................................     1,414,529
    611,667 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09.......................................       606,645
  1,500,000 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11.......................................     1,569,105
    239,331 Equicon Home Equity Loan Trust, Series 1992-7, Class
             A, 5.90%, 9/18/05....................................       239,207
     54,984 First Plus Home Loan Trust, Series 1996-2, Class A6,
             7.85%, 8/20/13.......................................        58,829
    588,405 First Plus Home Loan Trust, Series 1996-4, Class A2,
             6.14%, 10/10/08......................................       590,976
  2,050,000 Ford Credit Auto Loan Master Trust, Series 1995-1,
             Class A, 6.50%, 8/15/02..............................     2,095,059
  1,000,000 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26...................................     1,037,310
                                                                     -----------
  Total Asset Backed Securities                                        7,713,696
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (39.3%):
    300,000 BA Mortgage Securities, Inc., Series 1997-3, Class A2,
             7.00%, 12/25/27......................................       309,015
    108,000 Chase Mortgage Finance Corp., Series 1994-G, Class A8,
             7.50%, 4/25/25.......................................       109,913
    173,000 Chemical Mortgage Securities Inc., Series 1996-1,
             Class A4, 7.00%, 1/25/26.............................       173,728
    140,000 Citicorp Mortgage Securities, Inc., Series 1993-1,
             Class A3, 7.50%, 1/25/23.............................       145,071
    200,000 Citicorp Mortgage Securities, Inc., Series 1993-2,
             Class A6, 7.50%, 3/25/23.............................       204,838
    267,000 Citicorp Mortgage Securities, Inc., Series 1996-1,
             Class A4, 7.50%, 12/25/26............................       272,677

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   88,000 Citicorp Mortgage Securities, Inc., Series 1997-2,
             Class A2, 7.25%, 5/25/27.............................  $    90,693
    100,000 Citicorp Mortgage Securities, Inc., Series 1997-5,
             Class A5, 7.25%, 11/25/27............................      100,943
     79,000 Countrywide Funding Corp., Series 1994-17, Class A5,
             7.50%, 7/25/24.......................................       81,418
    179,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      187,278
     16,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................       17,296
     50,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................       52,362
    121,000 Countrywide Home Loan, Series 1997-1, Class A4,
             7.40%, 3/25/27.......................................      122,602
    238,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................      242,239
    148,000 Countrywide Home Loan, Series 1997-1, Class A12,
             7.50%, 3/25/27.......................................      150,728
    180,000 Countrywide Home Loan, Series 1997-2, Class A3,
             7.50%, 4/25/27.......................................      184,942
  1,638,699 Federal Home Loan Mortgage Corp., Series 1538, Class
             E, 6.00%, 3/15/05....................................    1,646,105
      8,448 Federal Home Loan Mortgage Corp., Series 1344, Class
             B, 6.00%, 10/15/05...................................        8,448
     10,000 Federal Home Loan Mortgage Corp., Series 1176, Class
             H, 8.00%, 12/15/06...................................       10,909
     34,527 Federal Home Loan Mortgage Corp., Series 1513, Class
             P, 6.50%, 5/15/08....................................       34,480
     11,000 Federal Home Loan Mortgage Corp., Series 1156, Class
             ID, 7.00%, 1/15/09...................................       11,313
  2,000,000 Federal Home Loan Mortgage Corp., Series 1482, Class
             F, 6.50%, 5/15/19....................................    2,039,519

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  100,000 Federal Home Loan Mortgage Corp., Series 1332, Class
             H, 7.50%, 4/15/20....................................   $   101,964
     25,000 Federal Home Loan Mortgage Corp., Series 1050, Class
             G, 7.00%, 6/15/20....................................        25,136
     40,547 Federal Home Loan Mortgage Corp., Series 1038, Class
             F, 9.00%, 7/15/20....................................        40,912
     25,000 Federal Home Loan Mortgage Corp., Series 1281, Class
             G, 8.00%, 9/15/20....................................        25,593
  1,000,000 Federal Home Loan Mortgage Corp., Series 1268, Class
             G, 8.00%, 9/15/20....................................     1,022,559
      8,567 Federal Home Loan Mortgage Corp., Series 176, Class G,
             7.00%, 12/15/20......................................         8,570
      6,651 Federal Home Loan Mortgage Corp., Series 1189, Class
             F, 7.50%, 1/15/21....................................         6,676
     50,000 Federal Home Loan Mortgage Corp., Series 1052, Class
             G, 7.50%, 3/15/21....................................        52,098
    131,000 Federal Home Loan Mortgage Corp., Series 1383, Class
             E, 7.50%, 3/15/21....................................       134,636
    130,000 Federal Home Loan Mortgage Corp., Series 1350, Class
             H, 7.50%, 3/15/21....................................       134,315
     10,000 Federal Home Loan Mortgage Corp., Series 138, Class E,
             8.07%, 7/15/21.......................................        10,531
     39,320 Federal Home Loan Mortgage Corp., Series 1128, Class
             IB, 7.00%, 8/15/21...................................        39,879
     48,000 Federal Home Loan Mortgage Corp., Series 1753, Class
             B, 8.50%, 11/15/21...................................        48,598
     13,000 Federal Home Loan Mortgage Corp., Series 1264, Class
             I, 8.30%, 4/15/22....................................        14,065
     63,000 Federal Home Loan Mortgage Corp., Series 1281, Class
             I, 8.00%, 5/15/22....................................        67,900
     42,183 Federal Home Loan Mortgage Corp., Series 1461, Class
             B, 7.00%, 6/15/22....................................        42,499

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   82,000 Federal Home Loan Mortgage Corp., Series 1310, Class
             J, 8.00%, 6/15/22....................................   $    89,118
     82,000 Federal Home Loan Mortgage Corp., Series 1754, Class
             CA, 8.50%, 11/15/22..................................        84,375
    116,000 Federal Home Loan Mortgage Corp., Series 1856, Class
             B, 7.50%, 3/15/23....................................       117,516
     98,000 Federal Home Loan Mortgage Corp., Series 1665, Class
             M, 6.50%, 1/15/24....................................        99,462
     40,000 Federal Home Loan Mortgage Corp., Series 1748, Class
             EA, 8.00%, 3/15/24...................................        40,203
     40,000 Federal Home Loan Mortgage Corp., Series 1853, Class
             B, 7.50%, 4/15/24....................................        40,870
    100,000 Federal Home Loan Mortgage Corp., Series 1723, Class
             PN, 7.00%, 5/15/24...................................       100,388
     70,000 Federal Home Loan Mortgage Corp., Series 1931, Class
             D, 7.25%, 7/15/25....................................        71,684
     62,000 Federal Home Loan Mortgage Corp., Series 1966, Class
             Y, 7.75%, 6/15/27....................................        58,879
     66,000 Federal National Mortgage Assoc., Series 1992-7, Class
             E, 8.00%, 6/25/08....................................        70,081
     91,000 Federal National Mortgage Assoc., Series 19919-147,
             Class LD, 7.00%, 10/25/08............................        93,579
     10,000 Federal National Mortgage Assoc., Series 1992-147,
             Class PK, 7.25%, 4/25/19.............................        10,045
    142,022 Federal National Mortgage Assoc., Series X-G2A, Class
             O, 8.00%, 5/25/19....................................       144,559
    166,000 Federal National Mortgage Assoc., Series 1992-202,
             Class H, 7.50%, 5/25/19..............................       170,785
     35,000 Federal National Mortgage Assoc., Series 1992-188,
             Class PJ, 7.50%, 10/25/19............................        36,454
  1,000,000 Federal National Mortgage Assoc., Series 1993-102,
             Class G, 6.25%, 1/25/20..............................     1,021,890

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  -------------------------------------------------------   ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   55,344 Federal National Mortgage Assoc., Series 1990-62, Class
             G, 9.00%, 6/25/20.....................................   $   58,834
     36,000 Federal National Mortgage Assoc., Series 1991-162,
             Class E, 7.50%, 9/25/20...............................       36,336
    131,000 Federal National Mortgage Assoc., Series 1992-177,
             Class CB, 7.50%, 2/25/21..............................      134,478
    103,000 Federal National Mortgage Assoc., Series 1993-2, Class
             PH, 7.35%, 3/25/21....................................      105,283
     69,000 Federal National Mortgage Assoc., Series 1992-132,
             Class PL, 8.00%, 3/25/21..............................       71,685
     41,135 Federal National Mortgage Assoc., Series G-7, Class E,
             8.90%, 3/25/21........................................       44,201
     25,000 Federal National Mortgage Assoc., Series G97-1, Class
             A3, 7.00%, 5/20/21....................................       25,344
     49,987 Federal National Mortgage Assoc., Series 1991-66, Class
             J, 8.13%, 6/25/21.....................................       52,114
    211,000 Federal National Mortgage Assoc., Series X-89A, Class
             B, 8.00%, 9/25/21.....................................      213,752
     52,007 Federal National Mortgage Assoc., Series G-32, Class N,
             8.10%, 10/25/21.......................................       54,110
     49,927 Federal National Mortgage Assoc., Series D-32, Class L,
             8.00%, 10/25/21.......................................       51,886
     50,000 Federal National Mortgage Assoc., Series 1993-2, Class
             PK, 7.50%, 2/25/22....................................       51,771
    100,000 Federal National Mortgage Assoc., Series 1992-210,
             Class M, 7.50%, 8/25/22...............................       99,653
     55,000 Federal National Mortgage Assoc., Series 1993-155,
             Class M, 7.00%, 9/25/23...............................       55,563
     30,000 Federal National Mortgage Assoc., Series 1996-22, Class
             C, 7.25%, 2/25/24.....................................       30,403
     90,000 Federal National Mortgage Assoc., Series 1995-6, Class
             D, 8.00%, 5/25/25.....................................       90,447

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  -------------------------------------------------------   ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  500,000 Financial Asset Securitization, Inc., Series 1997-NAM1,
             Class A2, 7.75%, 5/25/27..............................   $  516,073
    225,000 Financial Asset Securitization, Inc., Series 1997-NAM1,
             Class A3, 7.75%, 5/25/27..............................      233,211
     54,000 Financial Asset Securitization, Inc., Series 1997-NAM2,
             Class FA7, 8.00%, 7/25/27.............................       56,080
    675,540 General Electric Capital Mortgage Services, Inc.,
             Series 1995-HE1, Class A2, 6.90%, 2/25/10.............      684,828
     25,000 General Electric Capital Mortgage Services, Inc.,
             Series 1992-12A, Class A7, 7.50%, 10/25/22............       26,060
    816,140 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2, 6.50%, 10/25/23............      817,748
     45,600 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 6.25%, 12/25/23.............       45,642
     58,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24..............       59,528
     78,002 General Electric Capital Mortgage Services, Inc.,
             Series 1994-23, Class A3, 7.75%, 8/25/24..............       78,720
     76,132 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A3, 8.00%, 11/25/24.............       76,367
     30,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A10, 8.88%, 11/25/24............       32,451
    125,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A4, 7.00%, 8/25/25...............      128,133
     40,000 General Electric Capital Mortgage Services, Inc.,
             Series 1996-15, Class A12, 7.75%, 10/25/26............       41,196
     53,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A-11, 7.50%, 4/25/27.............       54,399
    507,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27..............      522,937
    134,754 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A4, 7.50%, 4/25/27...............      135,524

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  196,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8, 7.50%, 4/25/27..............  $   202,124
    505,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A9, 7.50%, 4/25/27..............      514,190
    772,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............      798,798
     75,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A2, 7.50%, 6/25/27..............       77,490
     84,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A4, 7.50%, 6/25/27..............       86,848
     50,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-8, Class A17, 7.13%, 10/25/27............       50,998
     68,000 Government National Mortgage Assoc., Series 1994-6,
             Class G, 7.99%, 12/16/19.............................       69,128
     12,132 Government National Mortgage Assoc., Series 1994-1,
             Class A, 7.55%, 9/16/22..............................       12,634
    161,000 Government National Mortgage Assoc., Series 1996-7,
             Class C, 7.50%, 2/16/23..............................      165,894
     51,000 Government National Mortgage Assoc., Series 1997-6,
             Class B, 7.50%, 5/20/24..............................       52,895
     50,000 Government National Mortgage Assoc., Series 1994-5,
             Class D, 7.50%, 7/16/24..............................       50,821
    326,000 Headlands Mortgage Securities, Series 1997-1, Class
             AI10, 7.75%, 3/25/27.................................      336,372
    980,487 IMC Home Equity Loan Trust, Series 1996-3, Class A3,
             7.27%, 4/25/11.......................................    1,004,999
     10,000 Independent National Mortgage Corp., Series 1994-17,
             Class A5, 8.38%, 10/25/24............................       10,476
    100,000 Independent National Mortgage Corp., Series 1994-T,
             Class A5, 8.38%, 11/25/24............................      104,243
    403,962 Independent National Mortgage Corp., Series 1995-D,
             Class A6, 9.00%, 3/25/25.............................      407,840

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  661,000 Independent National Mortgage Corp., Series 1995-A,
             Class A4, 8.75%, 3/25/25.............................  $   679,125
    112,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25............................      113,656
     15,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25............................       15,561
    177,211 Independent National Mortgage Corp., Series 1995-Q,
             Class A5, 7.25%, 11/25/25............................      177,893
    140,000 Independent National Mortgage Corp., Series 1995-Q,
             Class A5, 7.50%, 11/25/25............................      144,724
    113,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26.............................      115,547
     75,000 Independent National Mortgage Corp., Series 1995-V,
             Class A6, 7.13%, 2/25/26.............................       75,191
    209,181 Independent National Mortgage Corp., Series 1996-S,
             Class A2, 6.93%, 5/25/26.............................      210,386
    100,000 Independent National Mortgage Corp., Series 1996-S,
             Class A7, 7.00%, 5/25/26.............................      101,297
    201,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27...................................      208,803
    166,291 Norwest Asset Securities Corp., Series 1997-6, Class
             A12, 7.50%, 5/25/27..................................      174,708
    199,000 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................      205,478
    140,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27...................................      143,789
     24,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A6, 7.00%, 1/25/28...................................       24,561
  2,035,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................    2,082,964
    132,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A16, 7.38%, 6/25/26..................................      136,587

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                 SECURITY                   MARKET
  AMOUNT                 DESCRIPTION                   VALUE
 ---------  -------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   50,000 PNC Mortgage Securities Corp., Series
             1996-1, Class A18, 7.38%, 6/25/26...   $    51,590
     31,000 PNC Mortgage Securities Corp., Series
             1996-3, Class A3, 7.25%, 12/25/26...        31,385
    204,000 PNC Mortgage Securities Corp., Series
             1997-2, Class A3, 7.50%, 3/35/27....       210,531
     63,000 Prudential Home Mortgage Securities,
             Series 1992-33, Class A8, 7.50%,
             11/25/22............................        65,651
    450,000 Prudential Home Mortgage Securities,
             Series 1992-40, Class A10, 7.50%,
             12/25/22............................       458,204
    294,000 Prudential Home Mortgage Securities,
             Series 1992-43, Class A6, 7.50%,
             1/25/23.............................       304,781
    246,000 Prudential Home Mortgage Securities,
             Series 1992-51, Class A10, 7.75%,
             2/25/23.............................       251,550
    181,000 Prudential Home Mortgage Securities,
             Series 1992-50, Class A5, 7.63%,
             2/25/23.............................       184,305
    177,188 Prudential Home Mortgage Securities,
             Series 1993-8, Class A4, 7.40%,
             3/25/23.............................       179,115
    100,000 Prudential Home Mortgage Securities,
             Series 1993-8, Class A3, 7.90%,
             3/25/23.............................       103,091
    115,000 Prudential Home Mortgage Securities,
             Series 1993-19, Class A11, 7.49%,
             6/25/23.............................       116,797
    300,000 Prudential Home Mortgage Securities,
             Series 1993-19, Class A13, 7.50%,
             6/25/23.............................       312,108
    455,558 Prudential Home Mortgage Securities,
             Series 1993-38, Class A3, 6.15%,
             9/25/23.............................       452,237
    131,000 Prudential Home Mortgage Securities,
             Series 1993-44, Class A17, 6.00%,
             11/25/23............................       129,305
  1,306,234 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5, 6.80%,
             5/25/24.............................     1,306,520
    550,000 Prudential Home Mortgage Securities,
             Series 1994-18, Class A6, 7.50%,
             5/25/24.............................       560,395

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  374,000 Prudential Home Mortgage Securities, Series 1994-22,
             Class A6, 7.30%, 6/25/24.............................  $   385,954
    433,824 Prudential Home Mortgage Securities, Series 1994-21,
             Class A8, 7.80%, 6/25/24.............................      467,007
     81,000 Prudential Home Mortgage Securities, Series 1994-27,
             Class A5, 8.25%, 9/25/24.............................       85,246
    107,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26.............................      110,263
     22,534 Residential Asset Securitization Trust, Series 1996-
             A8, Class A1, 8.00%, 12/25/26........................       22,633
     50,000 Residential Asset Securitization Trust, Series 1997-
             A5, Class A7, 7.13%, 7/25/27.........................       50,152
    125,000 Residential Funding Mortgage Securities, Series 1997,
             Class A8, 7.30%, 2/25/27.............................      129,647
    234,902 Residential Funding Mortgage Securities, Series 1992-
             S36, Class A4, 6.75%, 11/25/07.......................      236,471
    850,000 Residential Funding Mortgage Securities, Series 1993-
             S28, Class A6, 7.00%, 8/25/23........................      855,593
     85,000 Residential Funding Mortgage Securities, Series 1995-
             S11, Class A13, 7.40%, 9/25/25.......................       86,451
    213,000 Residential Funding Mortgage Securities, Series 1995-
             S11, Class A19, 7.50%, 9/25/25.......................      220,034
    194,000 Residential Funding Mortgage Securities, Series 1996-
             S14, Class A15, 7.50%, 5/25/26.......................      201,436
    242,000 Residential Funding Mortgage Securities, Series 1996-
             S16, Class A9, 7.75%, 7/25/26........................      247,180
    100,000 Residential Funding Mortgage Securities, Series 1996-
             S16, Class A10, 8.00%, 7/25/26.......................      103,134
    700,000 Residential Funding Mortgage Securities, Series 1997-
             S2, Class A2, 7.50%, 1/25/27.........................      718,586
     35,000 Residential Funding Mortgage Securities, Series 1997-
             S2, Class A4, 7.50%, 1/25/27.........................       36,063

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  714,000 Residential Funding Mortgage Securities, Series 1997-
             S13, Class A2, 7.25%, 9/25/27.......................   $   735,918
    162,000 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21......................................       169,902
    180,834 Salomon Brothers Mortgage Securities, Series 1987-1,
             Class A, 8.50%, 1/25/17.............................       187,863
    333,000 Vendee Mortgage Trust, Series 1992-2, Class F,
             7.00%, 2/15/18......................................       349,417
                                                                    -----------
  Total Collateralized Mortgage Obligations                          33,579,628
                                                                    -----------
 CORPORATE BONDS (26.3%):
 Banking (2.5%):
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02....................     1,063,750
  1,000,000 First Chicago NBD Bancorp, 7.25%, 8/15/04............     1,065,000
                                                                    -----------
                                                                      2,128,750
                                                                    -----------
 Brokerage Services (7.0%):
    500,000 Bear Stearns Co., Inc., 6.75%, 8/15/00...............       511,250
  2,000,000 Bear Stearns Co., Inc., 6.75%, 4/15/03...............     2,082,500
  1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02............     1,554,375
  1,000,000 Salomon Smith Barney Holdings, Inc., 6.63%, 6/1/00...     1,018,750
    750,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       786,563
                                                                    -----------
                                                                      5,953,438
                                                                    -----------
 Financial Services (8.0%):
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       520,000
  2,100,000 CNA Financial Corp., 6.25%, 11/15/03.................     2,126,250
  2,000,000 Commercial Credit Co., 6.38%, 9/15/02................     2,060,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,035,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....     1,037,500
                                                                    -----------
                                                                      6,778,750
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Food Products & Services (4.1%):
 $2,200,000 Grand Metropolitan Investment, 8.63%, 8/15/01........   $ 2,389,750
  1,000,000 McCormick & Co., 8.95%, 7/1/01.......................     1,090,000
                                                                    -----------
                                                                      3,479,750
                                                                    -----------
 Leasing (3.5%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03..........................     1,511,250
  1,500,000 International Lease Finance Corp., 6.50%, 8/15/99....     1,513,500
                                                                    -----------
                                                                      3,024,750
                                                                    -----------
 Pharmaceuticals (0.6%):
    500,000 American Home Products Corp., 6.50%, 10/15/02........       516,875
                                                                    -----------
 Telecommunications (0.6%):
    500,000 COMSAT Corp., 8.95%, 5/15/01.........................       541,250
                                                                    -----------
  Total Corporate Bonds                                              22,423,563
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (5.4%):
 California (0.6%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       521,875
                                                                    -----------
 Connecticut (0.6%):
    500,000 Stratford, 6.55%, 2/15/13, Callable 2/15/10 @ 102*,
             Insured by: FGIC....................................       515,625
                                                                    -----------
 Georgia (1.2%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................     1,048,750
                                                                    -----------
 Louisiana (2.5%):
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................     1,048,750
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.50%, 2/1/06, Insured by: FGIC..................     1,047,500
                                                                    -----------
                                                                      2,096,250
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 Wisconsin (0.5%):
 $  400,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100*..............................................   $   426,000
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,608,500
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (16.3%):
 Federal Home Loan Mortgage Corp. (4.6%):
    252,343 8.00%, 7/1/99, Gold Pool #M80108.....................       257,940
    240,259 7.00%, 10/1/07, Gold Pool #E40422....................       245,182
  3,388,301 6.50%, 12/1/11, Gold Pool #E20275....................     3,432,078
                                                                    -----------
                                                                      3,935,200
                                                                    -----------
 Federal National Mortgage Assoc (2.2%):
    723,172 5.00%, 2/1/09, Pool #266453..........................       699,511
    295,464 7.45%, 11/1/22, Pool #188965.........................       305,988
    341,144 7.53%, 11/1/22, Pool #189916.........................       351,805
    479,821 7.86%, 7/1/23, Pool #224951..........................       493,016
                                                                    -----------
                                                                      1,850,320
                                                                    -----------
 Government National Mortgage Assoc (9.5%):
      6,680 9.00%, 11/15/01, Pool #194441........................         6,978
     17,724 9.00%, 8/15/03, Pool #229571.........................        18,514
     19,952 9.00%, 12/15/04, Pool #284008........................        20,937
     64,789 9.00%, 1/15/05, Pool #247502.........................        67,987
     45,193 9.00%, 3/15/06, Pool #299211.........................        47,424
    117,957 9.00%, 12/15/06, Pool #316045........................       123,308
    345,684 7.50%, 6/15/07, Pool #329595.........................       358,322
    760,818 6.00%, 1/15/09, Pool #371901.........................       762,415
     12,971 10.00%, 2/15/19, Pool #269976........................        14,061
    175,747 8.00%, 11/15/21, Pool #308330........................       182,004
     67,736 8.00%, 2/15/22, Pool #319029.........................        70,065
    181,833 8.00%, 5/15/23, Pool #343406.........................       188,357

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 $  126,316 8.00%, 10/20/24, Pool #1884...........................   $   130,281
     25,241 8.00%, 2/20/26, Pool #2171............................        26,042
    814,352 7.00%, 3/15/26, Pool #419128..........................       831,364
     53,583 8.00%, 3/20/26, Pool #2187............................        55,297
    238,365 8.00%, 4/20/26, Pool #2205............................       245,942
  1,053,316 8.00%, 5/20/26, Pool #2219............................     1,086,801
  1,665,721 8.00%, 6/15/26, Pool #423563..........................     1,727,153
  2,033,299 8.00%, 6/15/26, Pool #426149..........................     2,107,129
     22,728 7.00%, 3/20/27, Pool #2394............................        23,108
                                                                     -----------
                                                                       8,093,489
                                                                     -----------
  Total U.S. Government Agencies                                      13,879,009
                                                                     -----------
 U.S. TREASURY BONDS (1.3%):
  1,000,000 6.13%, 11/15/27.......................................     1,108,360
                                                                     -----------
  Total U.S. Treasury Bonds                                            1,108,360
                                                                     -----------
 U.S. TREASURY NOTES (1.6%):
    300,000 8.00%, 8/15/99........................................       307,872
  1,000,000 8.88%, 5/15/00........................................     1,062,910
                                                                     -----------
  Total U.S. Treasury Notes                                            1,370,782
                                                                     -----------
 INVESTMENT COMPANIES (0.7%):
    590,331 American Performance Cash Management Fund.............       590,331
                                                                     -----------
  Total Investment Companies                                             590,331
                                                                     -----------
  Total Investments (Cost $82,902,577)(a)--99.9%                      85,273,869
                                                                     -----------
  Other assets in excess of liabilities--0.1%                            107,788
                                                                     -----------
  Total Net Assets--100.0%                                           $85,381,657
                                                                     -----------

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $ 2,470,264
     Unrealized depreciation..............     (98,972)
                                           -----------
     Net unrealized appreciation.......... $ 2,371,292
                                           ===========

* Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance

GO -- General Obligations Bond

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 ASSET BACKED SECURITIES (3.2%):
 $1,000,000 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3,
             6.81%, 6/25/11......................................   $ 1,046,070
    141,000 Norwest Asset Securities Corp., Series 1996-4, Class
             A3,
             7.75%, 9/25/26......................................       145,517
    500,000 UCFC Home Equity Loan, Series 1996-D1, Class A4,
             6.78%, 2/15/16......................................       517,330
                                                                    -----------
  Total Asset Backed Securities                                       1,708,917
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (43.5%):
    800,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27.................................       824,039
     75,000 Capstead Securities Corp., Series 1993-1, Class E,
             7.50%, 2/1/23.......................................        77,512
    306,076 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25................................       310,708
    100,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7, 7.45%, 2/25/23............................       103,208
    175,000 Chemical Mortgage Securities, Inc., Series 1996-1,
             Class A6, 8.00%, 1/25/26............................       181,039
    149,623 Citicorp Mortgage Securities, Inc., Series 1997-1,
             Class A2,
             7.25%, 2/25/27......................................       150,301
    339,000 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24......................................       352,517
    195,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24......................................       204,018
    110,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24......................................       118,911
    382,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25......................................       400,044
    256,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27......................................       260,559
     77,000 Countrywide Mortgage Backed Securities, Inc., Series
             1994-J, Class A7, 8.00%, 6/25/24....................        82,825

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  171,000 Federal Home Loan Mortgage Corp., Series 1281, Class
             I, 8.00%, 5/15/22....................................  $   184,299
     50,000 Federal Home Loan Mortgage Corp., Series 1753, Class
             CB, 8.13%, 5/15/23...................................       51,337
    109,000 Federal Home Loan Mortgage Corp., Series 1853, Class
             B, 7.50%, 4/15/24....................................      111,371
    118,000 Federal Home Loan Mortgage Corp., Series 1847, Class
             B, 7.50%, 7/15/24....................................      120,751
     50,000 Federal Home Loan Mortgage Corp., Series 54, Class C,
             7.75%, 3/18/25.......................................       52,844
     21,656 Federal National Mortgage Assoc., Series 1992-81,
             Class ZA, 7.50%, 1/25/21.............................       21,648
     85,000 Federal National Mortgage Assoc., Series 1992-118,
             Class PJ, 7.50%, 2/25/21.............................       88,014
     88,000 Federal National Mortgage Assoc., Series 1992-168,
             Class KA, 7.50%, 11/25/21............................       92,028
    103,000 Federal National Mortgage Assoc., Series 1992-88,
             Class L, 8.00%, 12/25/21.............................      108,402
     70,000 Federal National Mortgage Assoc., Series 1994-88,
             Class A, 7.50%, 3/25/23..............................       70,124
     55,000 Federal National Mortgage Assoc., Series 1997-16,
             Class HA, 7.00%, 2/18/25.............................       56,156
    500,000 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      516,073
    500,000 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA5, 7.70%, 7/25/27......................      514,412
     83,000 Fund America Investors Corp., Series 1991-1, Class K,
             7.95%, 10/20/21......................................       83,071
  1,200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3, 7.30%, 3/25/12............    1,216,884
     99,672 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23...........      100,154

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  97,134 General Electric Capital Mortgage Services, Inc., Series
            1994-13, Class A7, 6.50%, 4/25/24.......................   $  97,997
    46,000 General Electric Capital Mortgage Services, Inc., Series
            1994-29, Class A9, 8.63%, 11/25/24......................      49,334
   175,000 General Electric Capital Mortgage Services, Inc., Series
            1995-5, Class A6, 7.50%, 8/25/25........................     180,484
    90,000 General Electric Capital Mortgage Services, Inc., Series
            1996-13, Class A13, 7.75%, 8/25/26......................      92,870
   876,000 General Electric Capital Mortgage Services, Inc., Series
            1997-3, Class A12, 7.50%, 4/25/27.......................     903,535
   420,000 General Electric Capital Mortgage Services, Inc., Series
            1997-3, Class A9, 7.50%, 4/25/27........................     427,643
   250,000 General Electric Capital Mortgage Services, Inc., Series
            1997-4, Class A10, 7.50%, 5/25/27.......................     258,678
   270,000 General Electric Capital Mortgage Services, Inc., Series
            1997-6, Class A2, 7.50%, 7/25/27........................     278,287
   191,000 Government National Mortgage Assoc., Series 1996-15,
            Class CA, 7.50%, 1/20/24................................     196,427
    70,000 Government National Mortgage Assoc., Series 1996-15,
            Class H, 7.50%, 8/16/26.................................      73,119
   252,000 Government National Mortgage Assoc., Series 1996-20,
            Class J, 7.50%, 9/20/26.................................     266,925
   214,000 Government National Mortgage Assoc., Series 1996-22,
            Class E, 7.00%, 5/16/24.................................     220,283
   250,000 Headlands Mortgage Securities, Series 1997-1, Class AI10,
            7.75%, 3/25/27..........................................     257,954
   130,000 Headlands Mortgage Securities, Series 1997-3, Class 1A6,
            7.00%, 7/25/27..........................................     133,141
   500,000 Headlands Mortgage Securities, Series 1997-5, Class A17,
            7.25%, 11/25/27.........................................     514,065
   268,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
            7.63%, 9/25/22..........................................     277,796

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 101,000 Independent National Mortgage Corp., Series 1994-L, Class
            A5, 8.00%, 8/25/24......................................   $ 107,964
    37,000 Independent National Mortgage Corp., Series 1994-N, Class
            A7, 8.25%, 10/25/24.....................................      38,264
   106,000 Independent National Mortgage Corp., Series 1994-U, Class
            A10, 8.75%, 12/25/24....................................     113,920
    54,000 Independent National Mortgage Corp., Series 1995-A, Class
            A4, 8.75%, 3/25/25......................................      55,481
    84,000 Independent National Mortgage Corp., Series 1995-U, Class
            A5, 7.13%, 1/25/26......................................      85,893
   100,000 Independent National Mortgage Corp., Series 1995-U, Class
            A2, 7.13%, 1/25/26......................................     102,254
   125,000 Independent National Mortgage Corp., Series 1995-U, Class
            A4, 7.25%, 1/25/26......................................     129,025
   185,000 Independent National Mortgage Corp., Series 1995-W, Class
            A4, 7.13%, 2/25/26......................................     188,786
   628,257 Merrill Lynch Trust, Series 45, Class F, 9.10%, 9/20/14..     646,979
   175,000 Norwest Asset Securities Corp., Series 1996-1, Class A11,
            7.50%, 8/25/26..........................................     200,571
    78,000 Norwest Asset Securities Corp., Series 1996-4, Class A,
            7.75%, 9/25/26..........................................      81,559
   107,000 Norwest Asset Securities Corp., Series 1996-8, Class A3,
            7.50%, 12/25/26.........................................     109,603
   330,000 Norwest Asset Securities Corp., Series 1997-2, Class A7,
            7.70%, 3/25/27..........................................     342,811
   665,163 Norwest Asset Securities Corp., Series 1997-6, Class A12,
            7.50%, 5/25/27..........................................     698,833
   356,000 Norwest Asset Securities Corp., Series 1997-6, Class A2,
            7.75%, 5/25/27..........................................     367,589
   332,000 Norwest Asset Securities Corp., Series 1997-8, Class A3,
            7.50%, 6/25/27..........................................     340,984

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------  -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $1,000,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................  $ 1,023,570
    203,000 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A4, 8.13%, 7/25/24.........................      210,827
    148,000 PNC Mortgage Securities Corp., Series 1996-1, A4,
             7.50%, 6/25/26.......................................      151,516
    205,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/35/27...................................      211,563
    286,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22............................      298,034
  1,301,471 Prudential Home Mortgage Securities, Series 1994-21,
             Class A8, 7.80%, 6/25/24.............................    1,401,021
    517,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26.............................      532,767
     25,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22............................       25,513
    194,000 Prudential Home Mortgage Securities, Series 1993-22,
             Class A11, 6.50%, 7/25/23............................      195,720
    217,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9, 6.00%, 12/25/23............................      214,843
    100,000 Residential Funding Mortgage Securities, Series 1992-
             S43, Class A10, 8.00%, 12/25/22......................      102,639
     20,000 Residential Funding Mortgage Securities, Series 1993-
             S26, Class A9, 7.50%, 7/25/23........................       20,784
    500,000 Residential Funding Mortgage Securities, Series 1993-
             S28, Class A6, 7.00%, 8/25/23........................      503,290
    713,000 Residential Funding Mortgage Securities, Series 1995-
             S11, Class A11, 6.00%, 9/25/25.......................      692,801
     95,000 Residential Funding Mortgage Securities, Series 1995-
             S11, Class A7, 7.50%, 9/25/25........................       98,137

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  90,000 Residential Funding Mortgage Securities, Series 1995-
            S11, Class A10, 7.75%, 9/25/25.......................   $    95,851
   200,000 Residential Funding Mortgage Securities, Series 1996-
            S15, Class A14, 8.00%, 9/25/25.......................       215,945
    67,000 Residential Funding Mortgage Securities, Series 1996-
            S14, Class A15, 7.50%, 5/25/26.......................        69,568
    21,000 Residential Funding Mortgage Securities, Series 1996-
            S14, Class A5, 7.75%, 5/25/26........................        22,418
   100,000 Residential Funding Mortgage Securities, Series 1996-
            S15, Class A11, 7.75%, 6/25/26.......................       102,142
 1,000,000 Residential Funding Mortgage Securities, Series 1997-
            S2, Class A2, 7.50%, 1/25/27.........................     1,026,551
   150,000 Residential Funding Mortgage Securities, Series 1997-
            S9, Class A14, 7.50%, 7/25/27........................       152,255
 1,074,000 Residential Funding Mortgage Securities, Series 1997-
            S13, Class A2, 7.25%, 9/25/27........................     1,106,969
    76,000 Ryland Acceptance Corp., Series 1997, Class JA,
            8.75%, 4/20/21.......................................        79,707
    10,000 Ryland Mortgage Securities Corp., Series 1992-2, Class
            E, 8.00%, 2/25/23....................................        10,321
    15,000 Securitized Asset Sales, Series 1995-A, Class A7,
            8.00%, 3/25/24.......................................        16,256
    25,000 Vendee Mortgage Trust, Series 1996-3, Class 2F,
            7.75%, 11/15/22......................................        27,188
                                                                    -----------
  Total Collateralized Mortgage Obligations                          22,900,499
                                                                    -----------
 CORPORATE BONDS (25.9%):
 Automotive (1.0%):
   500,000 General Motors Corp.,
            7.70%, 4/15/16.......................................       541,875
                                                                    -----------
 Banking (3.0%):
 1,500,000 BankAmerica Corp.,
            7.13%, 5/12/05.......................................     1,584,375
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Brokerage Services (3.6%):
 $1,000,000 Merrill Lynch & Co., Inc., 8.00%, 2/1/02.............   $ 1,073,750
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       839,000
                                                                    -----------
                                                                      1,912,750
                                                                    -----------
 Financial Services (10.2%):
  1,000,000 Associates Corp. of North America, 7.50%, 4/15/02....     1,061,250
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       520,000
  1,000,000 CNA Financial Corp.,
             7.25%, 11/15/23.....................................     1,055,000
  1,050,000 Ford Motor Credit Corp., 7.75%, 3/15/05..............     1,148,438
    500,000 General Electric Capital Corp., 7.50%, 6/15/09.......       569,375
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,035,000
                                                                    -----------
                                                                      5,389,063
                                                                    -----------
 Leasing (2.0%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01..........................     1,040,000
                                                                    -----------
 Office Equipment & Services (2.0%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02..........................     1,080,000
                                                                    -----------
 Retail (2.1%):
  1,000,000 May Department Stores, 8.38%, 10/1/22................     1,088,750
                                                                    -----------
 Telecommunications (2.0%):
  1,000,000 Alltel Corp., 7.00%, 3/15/16.........................     1,035,000
                                                                    -----------
  Total Corporate Bonds                                              13,671,813
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (11.5%):
 California (1.0%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       521,875
                                                                    -----------
 Colorado (2.3%):
  1,195,000 Boulder County Revenue Bond, Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*, Insured by: AMBAC...........     1,266,700
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 ---------  ------------------------------------------------------   ----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 Connecticut (1.0%):
 $  500,000 Stratford GO, 6.60%, 2/15/14, Callable 2/15/10 @ 102*,
             Insured by: FGIC.....................................   $  514,375
                                                                     ----------
 Georgia (2.0%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project Revenue
             Bond, Recreational Facilities Improvements, 7.00%,
             12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA....    1,048,750
                                                                     ----------
 Illinois (0.3%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC.....................      160,875
                                                                     ----------
 Missouri (2.0%):
  1,005,000 St. Louis, Municipal Finance Corp., Firemens'
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured By: MBIA.....................................    1,065,300
                                                                     ----------
 Virginia (1.0%):
    500,000 Portsmouth GO, 6.63%, 7/15/14, Callable 7/15/07 @
             102*, Insured by: FGIC...............................      514,375
                                                                     ----------
 Wisconsin (1.9%):
    415,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @
             100*.................................................      441,975
    500,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102..................................................      537,500
                                                                     ----------
                                                                        979,475
                                                                     ----------
  Total Taxable Municipal Bonds                                       6,071,725
                                                                     ----------
 U.S. GOVERNMENT AGENCIES (11.0%):
 Federal Home Loan Mortgage Corp. (4.9%):
  2,541,226 6.50%, 12/1/11, Gold Pool #E20275.....................    2,574,058
                                                                     ----------
 Government National Mortgage Assoc (6.1%):
     25,482 10.50%, 11/15/15, Pool #268347........................       28,062
     64,001 11.00%, 2/15/16, Pool #279067.........................       71,861
     21,834 9.00%, 1/15/20, Pool #280664..........................       23,512
     64,858 9.00%, 10/15/20, Pool #289412.........................       69,844
    175,340 9.00%, 7/15/21, Pool #308511..........................      188,818

                                   Continued

AMERICAN PERFORMANCE FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc, continued:
 $ 530,112 7.00%, 9/15/23, Pool #347688............................   $  541,043
   853,533 7.50%, 11/15/23, Pool #354701...........................      878,585
   667,546 7.50%, 12/15/25, Pool #401510...........................      687,098
   640,393 8.00%, 5/15/26, Pool #428480............................      663,658
    41,077 8.00%, 6/15/26, Pool #426149............................       42,568
                                                                      ----------
                                                                       3,195,049
                                                                      ----------
  Total U.S. Government Agencies                                       5,769,107
                                                                      ----------
 U.S. TREASURY BONDS (3.7%):
 1,000,000 7.63%, 2/15/25..........................................    1,300,480
   600,000 6.13%, 11/15/27.........................................      665,016
                                                                      ----------
  Total U.S. Treasury Bonds                                            1,965,496
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (1.2%):
  613,702  American Performance Cash Management Fund..............   $   613,702
                                                                     -----------
  Total Investment Companies                                             613,702
                                                                     -----------
  Total Investments (Cost $50,358,534)(a)--100.0%                     52,701,259
  Other assets in excess of liabilities--0.0%                              4,752
                                                                     -----------
  Total Net Assets--100.0%                                           $52,706,011
                                                                     ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation................. $2,361,995
      Unrealized depreciation.................    (19,270)
                                               ----------
      Net unrealized appreciation............. $2,342,725
                                               ==========

* Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC -- AMBAC Indemnity Corporation

FSA -- Financial Security Assurance

GO -- General Obligations Bond

FGIC -- Financial Guaranty Insurance Corp.

MBIA -- Municipal Bond Insurance Association

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                       SECURITY                          MARKET
  AMOUNT                       DESCRIPTION                          VALUE
 --------- ---------------------------------------------------   -----------

 COMMON STOCKS (55.8%):
 Advertising (0.1%):
   1,200   True North Communications, Inc. ...................   $    27,300
                                                                 -----------
 Aerospace/Defense (0.5%):
     200   Alliant Techsystems, Inc.(b).......................        13,125
   4,300   Allied Signal, Inc. ...............................       147,544
   2,100   B. F. Goodrich Co. ................................        56,831
                                                                 -----------
                                                                     217,500
                                                                 -----------
 Airlines (0.0%):
     600   America West Holdings Corp., Class B(b)............        11,663
                                                                 -----------
 Auto Parts (0.4%):
   3,500   SPX Corp.(b).......................................       174,125
                                                                 -----------
 Automotive Parts (0.8%):
     300   Borg-Warner Automotive, Inc. ......................        12,150
   2,800   Federal-Mogul Corp. ...............................       149,450
   4,900   ITT Industries, Inc. ..............................       147,613
     400   Tower Automotive, Inc.(b)..........................         7,325
                                                                 -----------
                                                                     316,538
                                                                 -----------
 Banking (2.6%):
   3,800   BankBoston Corp. ..................................       135,613
   8,200   Chase Manhattan Corp. .............................       430,499
   7,400   First Union Corp. .................................       356,125
     400   GBC Bancorp........................................         8,400
     515   HUBCO, Inc. .......................................        13,648
   2,000   NationsBank Corp. .................................       115,000
     500   Washington Federal, Inc. ..........................        11,313
                                                                 -----------
                                                                   1,070,598
                                                                 -----------
 Beverages (2.2%):
  12,000   Coca-Cola Co. .....................................       781,500
   4,100   PepsiCo, Inc. .....................................       114,288
                                                                 -----------
                                                                     895,788
                                                                 -----------
 Broadcasting/Cable (0.1%):
     600   Adelphia Communications,
            Class A(b)........................................        20,700
                                                                 -----------
 Chemicals (1.2%):
   1,300   Carbide/Graphite Group, Inc.(b)....................        16,900
   7,200   E.I. du Pont de Nemours & Co. .....................       416,700
   1,100   Ferro Corp. .......................................        22,206
   1,900   NL Industries, Inc. ...............................        37,763
                                                                 -----------
                                                                     493,569
                                                                 -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Commercial Services (0.2%):
     700   InaCom Corp.(b)........................................   $    13,475
     500   NCO Group, Inc.(b).....................................         8,813
   2,300   Rollins, Inc. .........................................        42,118
     500   SPS Transaction Service, Inc.(b).......................        15,594
                                                                     -----------
                                                                          80,000
                                                                     -----------
 Computer Software (2.7%):
   2,000   Inprise Corp.(b).......................................        10,625
   9,600   Microsoft Corp.(b).....................................       920,999
     900   Midway Games, Inc.(b)..................................         8,494
   4,600   Oracle Corp.(b)........................................        91,712
   1,200   QuadraMed Corp.(b).....................................        28,500
     500   Symantec Corp.(b)......................................         8,188
   1,100   The Learning Company, Inc.(b)..........................        19,456
                                                                     -----------
                                                                       1,087,974
                                                                     -----------
 Computers (0.9%):
   3,700   Apple Computer, Inc.(b)................................       115,394
     800   Cylink Corp.(b)........................................         6,500
   2,400   Dell Computer Corp.(b).................................       239,999
   1,500   HMT Technology Corp.(b)................................        10,313
   1,300   MTI Technology Corp.(b)................................         5,850
                                                                     -----------
                                                                         378,056
                                                                     -----------
 Computers & Peripherals (1.9%):
   6,900   Cisco Systems, Inc.(b).................................       564,937
   1,700   International Business Machines Corp. .................       191,463
     900   Pomeroy Computer Resources, Inc.(b)....................        11,925
                                                                     -----------
                                                                         768,325
                                                                     -----------
 Cosmetics/Personal Care (2.6%):
   5,800   Gillette Co. ..........................................       238,525
   8,200   Kimberly-Clark Corp. ..................................       312,113
   6,600   Procter & Gamble Co. ..................................       504,900
                                                                     -----------
                                                                       1,055,538
                                                                     -----------
 Distribution (0.3%):
   2,800   Aviall, Inc.(b)........................................        35,700
   1,000   CellStar Corp.(b)......................................         6,625
  11,000   Unisource Worldwide, Inc. .............................        72,875
                                                                     -----------
                                                                         115,200
                                                                     -----------
 Diversified (0.1%):
   1,000   Triarc Companies, Inc.(b)..............................        14,938
   1,600   Walter Industries, Inc.(b).............................        22,600
                                                                     -----------
                                                                          37,538
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Diversified Manufacturing Operations (2.3%):
   1,700   ACX Technologies, Inc.(b)..............................   $    26,881
   1,300   Furon Co. .............................................        21,369
  11,000   General Electric Co. ..................................       880,000
                                                                     -----------
                                                                         928,250
                                                                     -----------
 Electrical Equipment (0.0%):
     300   Jabil Circuit, Inc.(b).................................         7,050
                                                                     -----------
 Electronics (0.1%):
   1,000   CHS Electronics, Inc.(b)...............................        12,562
     900   DII Group, Inc.(b).....................................        11,588
     900   LoJack Corp.(b)........................................        10,238
                                                                     -----------
                                                                          34,388
                                                                     -----------
 Engineering (0.0%):
     500   Dycom Industries, Inc.(b)..............................        13,813
                                                                     -----------
 Entertainment (0.8%):
   1,500   Ascent Entertainment Group, Inc.(b)....................        11,625
   1,700   Grand Casinos., Inc.(b)................................        14,875
     500   International Speedway Corp., Class A..................        13,750
     300   International Speedway Corp.,
            Class B...............................................         8,250
   9,500   The Walt Disney Co. ...................................       260,656
                                                                     -----------
                                                                         309,156
                                                                     -----------
 Environmental Services (0.2%):
   5,300   U.S. Filter Corp.(b)...................................        95,400
                                                                     -----------
 Financial Services (1.9%):
   1,600   AMRESCO, INC.(b).......................................        19,800
   2,800   Associates First Capital Corp., Class A................       165,550
   3,400   Federal Home Loan Mortgage Corp. ......................       134,300
     500   FIRSTPLUS Financial Group, Inc.(b).....................        11,375
  11,900   Household International, Inc. .........................       439,556
   1,200   Resource Bancshares Mortgage Group, Inc. ..............        18,900
                                                                     -----------
                                                                         789,481
                                                                     -----------
 Food Products & Services (1.6%):
   2,400   Campbell Soup Corp. ...................................       120,900
   4,300   Chiquita Brands International, Inc. ...................        48,106
   2,600   General Mills, Inc. ...................................       170,138
   1,600   Pilgrim's Pride Corp., Class B.........................        31,300
   4,600   Quaker Oats Co. .......................................       244,375
   2,700   Ralcorp Holdings, Inc.(b)..............................        52,144
                                                                     -----------
                                                                         666,963
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Health Care (1.8%):
   1,500   CareMatrix Corp.(b)....................................   $    25,875
     500   CONMED Corp.(b)........................................        10,156
   7,500   Integrated Health Services, Inc. ......................       145,313
   6,600   Johnson & Johnson......................................       455,399
   2,900   Mariner Post-Acute Network, Inc.(b)....................        20,663
   6,100   Matria Healthcare, Inc.(b).............................        13,916
   3,000   Quest Diagnostics, Inc.(b).............................        49,875
   2,400   Sun Healthcare Group, Inc.(b)..........................        21,000
                                                                     -----------
                                                                         742,197
                                                                     -----------
 Home Builders (0.3%):
   1,200   Crossmann Communities, Inc.(b).........................        30,600
     500   Del Webb Corp. ........................................         9,844
   1,000   Lennar Corp............................................        18,125
   1,100   Standard Pacific Corp..................................        12,994
     400   Toll Brothers, Inc.(b).................................        10,225
   1,200   U.S. Home Corp.(b).....................................        33,975
                                                                     -----------
                                                                         115,763
                                                                     -----------
 Insurance (3.5%):
   1,400   20th Century Industries................................        34,825
  11,400   Allstate Corp. ........................................       427,499
     400   Amerin Corp.(b)........................................         9,125
     600   Capital Re Corp. ......................................        15,900
     700   E.W. Blanch Holdings, Inc. ............................        24,981
     600   First American Financial Corp. ........................        15,450
   1,430   Frontier Insurance Group, Inc. ........................        19,752
   9,400   Hartford Financial Services Group, Inc. ...............       420,649
   1,200   John Alden Financial Corp. ............................        26,925
     900   MMI Cos., Inc. ........................................        14,513
   2,600   Torchmark Corp. .......................................        92,950
   6,600   Travelers Group, Inc. .................................       292,875
     900   Vesta Insurance Group, Inc. ...........................         8,494
                                                                     -----------
                                                                       1,403,938
                                                                     -----------
 Machine--Diversified (1.0%):
   4,100   Caterpillar, Inc. .....................................       172,200
   2,200   Lincoln Electric Holdings..............................        38,500
   2,500   MagnaTek, Inc. ........................................        32,500
   2,400   Sundstrand Corp. ......................................       109,350
   2,400   Terex Corp.(b).........................................        37,800
                                                                     -----------
                                                                         390,350
                                                                     -----------
 Machinery & Equipment (0.0%):
   1,200   Chart Industries, Inc. ................................         8,475
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Manufacturing (0.0%):
     400   Westinghouse Air Brake Co. ............................   $     8,075
                                                                     -----------
 Manufacturing-Diversified (0.7%):
   1,700   Eaton Corp. ...........................................        99,556
   3,700   Tyco International Ltd. ...............................       204,425
                                                                     -----------
                                                                         303,981
                                                                     -----------
 Medical--Biotechnology (0.1%):
     400   Aviron(b)..............................................         8,675
   6,300   XOMA Corp.(b)..........................................        12,994
                                                                     -----------
                                                                          21,669
                                                                     -----------
 Medical Equipment & Supplies (0.2%):
   1,800   Arterial Vascular Engineering, Inc.(b).................        63,000
     800   Patterson Dental Co.(b)................................        23,850
                                                                     -----------
                                                                          86,850
                                                                     -----------
 Metals (0.2%):
   3,600   Maverick Tube Corp.(b).................................        20,250
   2,300   NS Group, Inc.(b)......................................        13,656
     200   Precision Castparts Corp. .............................         7,538
     900   Shaw Group, Inc.(b)....................................         7,256
   4,900   WHX Corp.(b)...........................................        49,000
                                                                     -----------
                                                                          97,700
                                                                     -----------
 Oil & Gas--Equipment & Services (0.1%):
   1,500   Giant Industries, Inc. ................................        20,250
     700   Input/Output, Inc.(b)..................................         6,825
                                                                     -----------
                                                                          27,075
                                                                     -----------
 Oil & Gas Exploration (0.0%):
   2,000   Belco Oil & Gas Corp.(b)...............................        14,125
                                                                     -----------
 Oil--Intergrated Companies (2.4%):
   6,400   Anadarko Petroleum Corp. ..............................       184,000
   5,600   Coastal Corp. .........................................       146,650
   2,600   Exxon Corp. ...........................................       170,138
     500   Leviathan Gas Pipeline Partners, L.P.(b)...............        10,906
   3,500   Royal Dutch Petroleum-New York Shares..................       140,000
  10,200   Sun Co., Inc. .........................................       337,237
                                                                     -----------
                                                                         988,931
                                                                     -----------
 Paper & Forest Products (0.0%):
     500   Schweitzer Mauduit International, Inc. ................        12,406
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Pharmaceuticals (8.3%):
   6,200   Abbott Laboratories....................................   $   238,700
   3,800   American Home Products Corp. ..........................       190,475
   7,300   Bristol-Myers Squibb Co. ..............................       714,487
   2,400   Eli Lilly & Co. .......................................       157,800
   1,500   Herbalife International, Inc., Class A.................        19,969
     200   MedImmune, Inc.(b).....................................         9,650
   6,400   Merck & Co., Inc. .....................................       741,999
   6,300   Pfizer, Inc. ..........................................       585,900
   3,100   Schering-Plough Corp. .................................       266,600
   1,300   Triangle Pharmaceuticals, Inc.(b)......................        10,969
   6,300   Warner-Lambert Co. ....................................       411,075
                                                                     -----------
                                                                       3,347,624
                                                                     -----------
 Printing & Publishing (0.1%):
   1,100   Valassis Communications, Inc.(b).......................        32,794
                                                                     -----------
 Radio (0.1%):
     600   Clear Channel Communications, Inc.(b)..................        27,000
                                                                     -----------
 Real Estate (0.5%):
  16,000   Catellus Development Corp.(b)..........................       201,000
                                                                     -----------
 Real Estate Investment Trusts (0.1%):
   2,300   Bradley Real Estate, Inc. .............................        45,713
     900   Impac Mortgage Holdings, Inc. .........................        11,531
                                                                     -----------
                                                                          57,244
                                                                     -----------
 Restaurants (0.1%):
     500   Bob Evans Farms, Inc. .................................         9,219
   4,300   Ryan's Family Steak Houses, Inc.(b)....................        43,806
                                                                     -----------
                                                                          53,025
                                                                     -----------
 Retail (3.1%):
     700   Ames Department Stores, Inc.(b)........................        10,325
     500   Brylane, Inc.(b).......................................        12,969
   2,300   Burlington Coat Factory Warehouse Corp. ...............        48,444
     500   Claire's Stores, Inc. .................................         7,500
   6,400   CVS Corp. .............................................       232,800
  15,300   Home Depot, Inc. ......................................       583,312
   1,100   Micro Warehouse, Inc.(b)...............................        17,875
   1,700   Sunglass Hut International, Inc.(b)....................         9,775
     500   The Dress Barn, Inc.(b)................................         8,688
   5,300   Wal-Mart Stores, Inc. .................................       312,699
                                                                     -----------
                                                                       1,244,387
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Semiconductors (1.6%):
   8,800   Intel Corp. ...........................................   $   626,450
     800   Novellus Systems, Inc.(b)..............................        21,300
     800   VLSI Technology, Inc.(b)...............................         7,250
                                                                     -----------
                                                                         655,000
                                                                     -----------
 Shipbuilding (0.0%):
     800   Halter Marine Group, Inc.(b)...........................         7,200
                                                                     -----------
 Steel (0.4%):
   5,000   Carpenter Technology Corp. ............................       180,938
                                                                     -----------
 Telecommunications (4.7%):
   7,800   Airtouch Communications, Inc.(b).......................       438,749
   2,900   AT&T Corp. ............................................       145,363
   9,900   Bell Atlantic Corp. ...................................       436,837
   1,300   Clearnet Communications, Inc., Class A(b)..............         7,800
   4,100   GTE Corp. .............................................       205,256
   4,200   Lucent Technologies, Inc. .............................       297,675
   1,200   Metromedia International Group, Inc.(b)................         4,950
   1,500   Omnipoint Corp.(b).....................................        16,500
   1,200   Powertel, Inc.(b)......................................        12,000
   1,700   SmarTalk TeleServices, Inc.(b).........................        10,731
   1,600   Tellabs, Inc.(b).......................................        67,600
     700   WinStar Communications, Inc.(b)........................        12,775
   5,700   Worldcom, Inc.(b)......................................       233,344
                                                                     -----------
                                                                       1,889,580
                                                                     -----------
 Textile Products (0.1%):
   1,000   Guilford Mills, Inc. ..................................        14,688
     500   Mohawk Industries, Inc.(b).............................        13,281
                                                                     -----------
                                                                          27,969
                                                                     -----------
 Tobacco & Tobacco Product (1.0%):
   1,400   Dimon, Inc. ...........................................        12,863
   9,900   Philip Morris Cos., Inc. ..............................       411,468
                                                                     -----------
                                                                         424,331
                                                                     -----------
 Transportation (0.3%):
   4,000   Coach USA, Inc.(b).....................................       105,250
                                                                     -----------
 Transportation Leasing & Trucking (0.1%):
   1,800   Consolidated Freightways Corp.(b)......................        15,750
   1,000   Motivepower Industries, Inc.(b)........................        20,000
                                                                     -----------
                                                                          35,750
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Utilities--Electric (1.4%):
    7,500  AES Corp.(b)..........................................   $   204,375
      700  Hawaiian Electric Industries, Inc. ...................        26,294
      400  Idaho Power Co. ......................................        12,175
    7,700  Texas Utilities Co. ..................................       327,250
                                                                    -----------
                                                                        570,094
                                                                    -----------
 Utilities--Natural Gas (0.1%):
    1,000  Indiana Energy, Inc. .................................        28,688
      400  Piedmont Natural Gas Company, Inc. ...................        11,275
                                                                    -----------
                                                                         39,963
                                                                    -----------
 Utilities--Water (0.0%):
      900  United Water Resources, Inc. .........................        15,975
                                                                    -----------
  Total Common Stocks                                                22,731,572
                                                                    -----------
 ASSET BACKED SECURITIES (1.6%):
 $140,902  CoreStates Home Equity Trust, Series 1993-2, Class A,
            5.10%, 3/15/09.......................................       139,745
  300,000  Crown Home Equity Loan Trust, Series 1996-1, Class A3,
            6.81%, 6/25/11.......................................       313,821
  200,000  Nomura Asset Securities Corp., Series 1995-2, Class
            2M, 7.12%, 1/25/26...................................       207,462
                                                                    -----------
  Total Asset Backed Securities                                         661,028
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (12.0%):
  500,000  BA Mortgage Securities, Inc., Series 1997-3, Class A2,
            7.00%, 12/25/27......................................       515,024
   80,000  Federal National Mortgage Assoc., Series 1997-16,
            Class HA, 7.00%, 2/18/25.............................        81,682
  300,000  Federal National Mortgage Association, 7.50%, 4/16/07.       320,463
  250,000  Financial Asset Securitization, Inc., Series 1997-
            NAM1, Class A2, 7.75%, 5/25/27.......................       258,037
  300,000  General Electric Capital Mortgage Services, Inc.,
            Series 1996-HE2, Class A3, 7.30%, 3/25/12............       304,221
   94,170  General Electric Capital Mortgage Services, Inc.,
            Series 1993-12, Class A-2, 6.50%, 10/25/23...........        94,356
   50,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-3, Class A12, 7.50%, 4/25/27.............        51,572

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $200,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-4, Class A10, 7.50%, 5/25/27.............   $   206,943
  425,000  General Electric Capital Mortgage Services, Inc.,
            Series 1997-9, Class 1A17, 7.25%, 10/25/27...........       440,886
  500,000  Headlands Mortgage Securities, Series 1997-5, Class
            A17, 7.25%, 11/25/27.................................       514,064
  294,146  IMC Home Equity Loan Trust, Series 1996-3, Class A3,
            7.27%, 4/25/11.......................................       301,500
  250,000  Independent National Mortgage Corp., Series 1995-M,
            Class A4, 7.50%, 9/25/25.............................       259,366
  134,000  Norwest Asset Securities Corp., Series 1996-3, Class
            A8, 7.25%, 9/25/26...................................       138,291
  155,115  Prudential Home Mortgage Securities, Series 1994-15,
            Class A5, 6.80%, 5/25/24.............................       155,149
  216,912  Prudential Home Mortgage Securities, Series 1994-21,
            Class A8, 7.80%, 6/25/24.............................       233,503
  100,000  Prudential Home Mortgage Securities, Series 1994-18,
            Class A7, 6.88%, 5/25/24.............................       102,381
  190,000  Prudential Home Mortgage Securities, Series 1996-2,
            Class A13, 7.00%, 3/25/26............................       195,230
  200,000  Residential Funding Mortgage Securities, Series 1993-
            S28, Class A6, 7.00%, 8/25/23........................       201,316
  500,000  Residential Funding Mortgage Securities, Series 1997-
            S2, Class A2, 7.50%, 1/25/27.........................       513,276
                                                                    -----------
  Total Collateralized Mortgage Obligations                           4,887,260
                                                                    -----------
 CORPORATE BONDS (8.2%):
 Banking (1.3%):
  250,000  BankAmerica Corp., 7.13%, 5/12/05.....................       264,062
  250,000  J.P. Morgan, 6.25%, 12/15/05..........................       250,938
                                                                    -----------
                                                                        515,000
                                                                    -----------
 Beverages (0.6%):
  250,000  Anheuser Busch Co., 6.90%, 10/1/02....................       258,125
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------

 CORPORATE BONDS, CONTINUED:
 Brokerage Services (1.8%):
 $250,000  Bear Stearns Co., Inc.,
            6.75%, 8/15/00.......................................   $   255,625
  200,000  Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02....       206,750
  250,000  Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05...       262,188
                                                                    -----------
                                                                        724,563
                                                                    -----------
 Financial Services (3.0%):
  250,000  Associate Corp., 6.00%, 12/1/02.......................       253,125
  500,000  Cincinnati Financial Corp., 6.90%, 5/15/28............       519,999
  250,000  Ford Motor Credit Co., 6.38%, 9/15/99.................       252,235
  200,000  General Motors Acceptance Corp., 6.63%, 10/15/05......       207,500
                                                                    -----------
                                                                      1,232,859
                                                                    -----------
 Retail Stores (1.5%):
  300,000  Penney J.C. & Co., 7.25%, 4/1/02......................       312,375
  250,000  Wal-Mart Stores, Inc., 7.25%, 6/1/13..................       278,438
                                                                    -----------
                                                                        590,813
                                                                    -----------
  Total Corporate Bonds                                               3,321,360
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (2.6%):
 Georgia (0.9%):
  350,000  Cedartown Development Authority, 7.00%, 2/1/22,
            Callable 2/1/07 @ 102*, Insured by: AMBAC............       364,438
                                                                    -----------
 Louisiana (0.4%):
  170,000  Orleans Parish School Board Refunding Bonds, Series A,
            6.45%, 2/1/05, Insured by: FGIC......................       178,288
                                                                    -----------
 Virginia (1.3%):
  500,000  Portsmouth GO, 6.63%, 7/15/14, Callable 7/15/07 @
            102*,
            Insured by: FGIC.....................................       514,374
                                                                    -----------
  Total Taxable Municipal Bonds                                       1,057,100
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (5.0%):
 Federal Home Loan Mortgage Corp. (1.5%):
  248,359  6.00%, 7/1/99, Gold Pool #G50188......................       251,866
  105,452  6.50%, 2/1/00, Gold Pool #N92990......................       107,531
  254,123  6.50%, 12/1/11, Gold Pool #E20275.....................       257,405
                                                                    -----------
                                                                        616,802
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------

 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc (3.5%):
 $  563,453 7.00%, 1/15/26, Pool #421420..........................   $   575,297
    159,498 6.00%, 2/20/26, Pool #2166............................       157,286
    662,940 8.00%, 6/15/26, Pool #423563..........................       687,390
                                                                     -----------
                                                                       1,419,973
                                                                     -----------
  Total U.S. Government Agencies                                       2,036,775
                                                                     -----------
 U.S. TREASURY BONDS (6.9%):
    525,000 6.25%, 8/15/23........................................       580,802
  2,000,000 6.13%, 11/15/27.......................................     2,216,719
                                                                     -----------
  Total U.S. Treasury Bonds                                            2,797,521
                                                                     -----------
 U.S. TREASURY NOTES (3.1%):
    500,000 6.50%, 4/30/99........................................       504,395
    200,000 7.75%, 2/15/01........................................       212,546
    500,000 6.25%, 2/15/03........................................       523,535
                                                                     -----------
  Total U.S. Treasury Notes                                            1,240,476
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 INVESTMENT COMPANIES (4.3%):
 1,199,220 American Performance
            Cash Management Fund..................................   $ 1,199,220
   532,399 American Performance
            U.S. Treasury Fund....................................       532,399
                                                                     -----------
  Total Investment Companies                                           1,731,619
                                                                     -----------
  Total Investments (Cost $39,427,430) (a)--99.5%                     40,464,711
  Other assets in excess of liabilities--0.5%                            191,042
                                                                     -----------
  Total Net Assets--100.0%                                           $40,655,753
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $16,286. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............. $ 3,792,793
     Unrealized depreciation.............  (2,771,798)
                                          -----------
     Net unrealized appreciation......... $ 1,020,995
                                          ===========

* Represents next call date. Additional call dates and amounts may apply to this security.

(b) Represents non-income producing securities.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS (98.8%):
 Advertising (0.3%):
    17,200 Snyder Communication, Inc.(b)..........................   $   518,150
                                                                     -----------
 Aerospace/Defense (0.2%):
    14,500 B. F. Goodrich Co. ....................................       392,406
                                                                     -----------
 Apparel (0.9%):
    38,100 Fruit of the Loom, Inc., Class A(b)....................       854,868
    27,000 Kellwood Co. ..........................................       720,563
                                                                     -----------
                                                                       1,575,431
                                                                     -----------
 Auto Parts (0.9%):
    30,000 SPX Corp.(b)...........................................     1,492,500
                                                                     -----------
 Automotive Parts (2.2%):
    13,200 Autoliv, Inc. .........................................       389,400
    27,900 Federal-Mogul Corp. ...................................     1,489,163
    61,900 ITT Industries, Inc. ..................................     1,864,737
                                                                     -----------
                                                                       3,743,300
                                                                     -----------
 Banking (8.1%):
    22,900 BankAmerica Corp. .....................................     1,467,031
     7,100 BankBoston Corp. ......................................       253,381
    12,500 Bankers' Trust New York Corp. .........................       928,906
    65,800 Chase Manhattan Corp. .................................     3,487,400
    15,700 First Chicago NBD Corp. ...............................       994,988
    73,200 First Union Corp. .....................................     3,550,200
    28,900 NationsBank Corp. .....................................     1,647,300
    27,400 PNC Bank Corp. ........................................     1,178,200
                                                                     -----------
                                                                      13,507,406
                                                                     -----------
 Beverages (3.5%):
    70,600 Coca-Cola Co. .........................................     4,597,825
    42,000 PepsiCo, Inc. .........................................     1,162,875
                                                                     -----------
                                                                       5,760,700
                                                                     -----------
 Chemicals (1.4%):
    40,600 E.I. du Pont de Nemours & Co. .........................     2,342,113
                                                                     -----------
 Computer Software (4.5%):
    19,100 Keane, Inc.(b).........................................       802,200
     1,100 Mastech Corp.(b).......................................        22,584
    66,000 Microsoft Corp.(b).....................................     6,331,875
    15,600 The Learning Company, Inc.(b)..........................       275,925
                                                                     -----------
                                                                       7,432,584
                                                                     -----------
 Computers (2.9%):
    33,300 Apple Computer, Inc.(b)................................     1,038,544
    37,400 Compaq Computer Corp. .................................     1,044,863
    12,500 Dell Computer Corp.(b).................................     1,249,999
    15,400 Hewlett-Packard Co. ...................................       747,863
    40,100 Unisys Corp.(b)........................................       719,294
                                                                     -----------
                                                                       4,800,563
                                                                     -----------

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------

 COMMON STOCKS, CONTINUED:
 Computers & Peripherals (2.1%):
    36,600 Cisco Systems, Inc.(b)................................   $  2,996,625
    42,100 Quantum Corp.(b)......................................        481,519
                                                                    ------------
                                                                       3,478,144
                                                                    ------------
 Cosmetics/Personal Care (4.5%):
    42,600 Gillette Co. .........................................      1,751,925
    74,800 Kimberly-Clark Corp. .................................      2,851,750
    37,200 Procter & Gamble Co. .................................      2,845,800
                                                                    ------------
                                                                       7,449,475
                                                                    ------------
 Distribution (0.3%):
    81,600 Unisource Worldwide, Inc. ............................        540,600
                                                                    ------------
 Diversified Manufacturing Operations (3.4%):
    71,000 General Electric Co. .................................      5,680,000
                                                                    ------------
 Electronics (0.2%):
    52,400 Sensormatic Electronics Corp.(b)......................        399,550
                                                                    ------------
 Entertainment (1.3%):
    80,400 The Walt Disney Co. ..................................      2,205,975
                                                                    ------------
 Environmental Services (0.8%):
    74,300 U.S. Filter Corp.(b)..................................      1,337,400
                                                                    ------------
 Financial Services (2.3%):
    27,300 AMRESCO, INC.(b)......................................        337,838
    18,700 Associates First Capital Corp.,
            Class A..............................................      1,105,638
    66,000 Household International, Inc. ........................      2,437,874
                                                                    ------------
                                                                       3,881,350
                                                                    ------------
 Food Processing & Packaging (1.0%):
    32,600 ConAgra, Inc. ........................................        806,850
    45,400 Smithfield Foods, Inc.(b).............................        828,550
                                                                    ------------
                                                                       1,635,400
                                                                    ------------
 Food Products & Services (1.7%):
    74,500 Chiquita Brands International, Inc. ..................        833,469
    37,700 Quaker Oats Co. ......................................      2,002,812
                                                                    ------------
                                                                       2,836,281
                                                                    ------------
 Health Care (2.3%):
    73,400 Integrated Health Services, Inc. .....................      1,422,125
    36,000 Johnson & Johnson.....................................      2,484,000
                                                                    ------------
                                                                       3,906,125
                                                                    ------------
 Home Builders (0.1%):
    15,600 Standard Pacific Corp. ...............................        184,275
                                                                    ------------
 Insurance (7.1%):
   173,200 Allstate Corp. .......................................      6,494,999
    77,800 Hartford Financial Services Group, Inc. ..............      3,481,550
    26,500 Travelers Group, Inc. ................................      1,175,938
    23,700 Travelers Property Casualty Corp., Class A............        780,619
                                                                    ------------
                                                                      11,933,106
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

                                  SECURITY                             MARKET
 SHARES                          DESCRIPTION                           VALUE
 ------    ------------------------------------------------------   ------------

 COMMON STOCKS, CONTINUED:
 Machine--Diversified (0.6%):
    25,600 Caterpillar, Inc. ....................................   $  1,080,000
                                                                    ------------
 Manufacturing--Diversified (1.8%):
    43,000 Tyco International Ltd. ..............................      2,386,500
    35,600 Watts Industries, Inc., Class A.......................        594,075
                                                                    ------------
                                                                       2,980,575
                                                                    ------------
 Medical Equipment & Supplies (0.3%):
    15,890 Arterial Vascular Engineering, Inc.(b)................        556,150
                                                                    ------------
 Medical Services (0.4%):
    33,000 Alternative Living Services, Inc.(b)..................        585,750
                                                                    ------------
 Metals (0.3%):
    12,300 Precision Castparts Corp. ............................        463,556
                                                                    ------------
 Oil--Intergrated Companies (7.4%):
    39,200 Anadarko Petroleum Corp. .............................      1,127,000
     9,900 Chevron Corp. ........................................        733,219
    48,600 Exxon Corp. ..........................................      3,180,262
    22,100 Mobil Corp. ..........................................      1,527,663
    75,200 Royal Dutch Petroleum-New York Shares.................      2,989,200
    46,000 Sun Co., Inc. ........................................      1,520,875
    51,300 USX--Marathon Group...................................      1,333,800
                                                                    ------------
                                                                      12,412,019
                                                                    ------------
 Pharmaceuticals (10.1%):
     2,800 American Home Products Corp. .........................        140,350
    37,300 Bristol-Myers Squibb Co. .............................      3,650,738
    23,800 Eli Lilly & Co. ......................................      1,558,900
    26,000 ICN Pharmaceuticals, Inc. ............................        399,750
    36,700 Merck & Co., Inc. ....................................      4,254,905
    42,300 Pfizer, Inc. .........................................      3,933,900
    43,800 Warner-Lambert Co. ...................................      2,857,950
                                                                    ------------
                                                                      16,796,493
                                                                    ------------
 Real Estate (0.1%):
    12,600 Catellus Development Corp.(b).........................        158,288
                                                                    ------------
 Real Estate Investment Trusts (0.7%):
    44,800 Criimi Mae Inc. ......................................        562,800
    34,000 Indymac Mortgage Holdings, Inc. ......................        667,250
                                                                    ------------
                                                                       1,230,050
                                                                    ------------

                                  SECURITY                             MARKET
 SHARES                          DESCRIPTION                           VALUE
 ------    ------------------------------------------------------   ------------

 COMMON STOCKS, CONTINUED:
 Retail (4.4%):
    64,000 CVS Corp. ............................................   $  2,328,000
    23,000 Federated Department Stores, Inc.(b)..................      1,001,938
   105,800 Home Depot, Inc. .....................................      4,073,300
                                                                    ------------
                                                                       7,403,238
                                                                    ------------
 Semiconductors (2.2%):
    50,900 Intel Corp. ..........................................      3,623,444
                                                                    ------------
 Services (Non-Financial) (0.5%):
    26,100 Service Corp. International...........................        884,138
                                                                    ------------
 Soap & Cleaning Agent (0.7%):
    15,600 Colgate Palmolive Co. ................................      1,125,150
                                                                    ------------
 Steel (0.4%):
    18,400 Carpenter Technology Corp. ...........................        665,850
                                                                    ------------
 Telecommunications (11.7%):
    51,200 Airtouch Communications, Inc.(b)......................      2,880,000
    38,800 AT&T Corp. ...........................................      1,944,850
    71,800 Bell Atlantic Corp. ..................................      3,168,174
    25,500 GTE Corp. ............................................      1,275,000
    19,200 Lucent Technologies, Inc. ............................      1,360,800
    35,600 Metromedia International Group, Inc.(b)...............        146,850
    65,800 SBC Communications, Inc. .............................      2,500,400
    38,100 Superior TeleCom, Inc. ...............................      1,452,563
    43,800 Telefonaktiebolaget L.M. Ericsson, ADR................        938,963
    94,400 Worldcom, Inc.(b).....................................      3,864,499
                                                                    ------------
                                                                      19,532,099
                                                                    ------------
 Tobacco & Tobacco Product (1.4%):
    53,700 Philip Morris Cos., Inc. .............................      2,231,906
                                                                    ------------
 Transportation (1.3%):
    11,800 Burlington Northern Santa Fe Corp. ...................      1,098,138
    38,500 Coach USA, Inc.(b)....................................      1,013,031
                                                                    ------------
                                                                       2,111,169
                                                                    ------------
 Utilities-Electric (2.5%):
    58,400 AES Corp.(b)..........................................      1,591,400
    59,600 Texas Utilities Co. ..................................      2,533,000
                                                                    ------------
                                                                       4,124,400
                                                                    ------------
  Total Common Stocks                                                164,997,109
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

                                  SECURITY                             MARKET
 SHARES                          DESCRIPTION                           VALUE
 ------    ------------------------------------------------------   ------------

 INVESTMENT COMPANIES (1.1%):
 1,773,318 American Performance Cash Management Fund.............   $  1,773,318
                                                                    ------------
  Total Investment Companies                                           1,773,318
                                                                    ------------
  Total Investments (Cost $138,944,012)(a)--99.9%                    166,770,427
  Other assets in excess of liabilities--0.1%                            194,108
                                                                    ------------
  Total Net Assets--100.0%                                          $166,964,535
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $146,136. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............ $ 42,360,233
     Unrealized depreciation............  (14,679,954)
                                         ------------
     Net unrealized appreciation........ $ 27,680,279
                                         ============

(b) Represents non-income producing securities.

ADR -- American Depository Receipt

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
GROWTH EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------

 COMMON STOCKS (96.2%):
 Banking (3.8%):
 31,700 Chase Manhattan Corp. ....................................   $ 1,680,100
 30,900 MBNA Corp. ...............................................       726,150
 17,100 U.S. Bancorp..............................................       583,538
                                                                     -----------
                                                                       2,989,788
                                                                     -----------
 Beverages (4.8%):
 48,000 Coca-Cola Co. ............................................     3,126,000
 23,800 PepsiCo, Inc. ............................................       658,963
                                                                     -----------
                                                                       3,784,963
                                                                     -----------
 Chemicals (2.6%):
 35,300 E.I. du Pont de Nemours & Co. ............................     2,036,369
                                                                     -----------
 Computer Software (5.3%):
 36,400 Microsoft Corp.(b)........................................     3,492,125
 32,600 Oracle Corp.(b)...........................................       649,963
                                                                     -----------
                                                                       4,142,088
                                                                     -----------
 Computers (2.0%):
 16,100 Dell Computer Corp.(b)....................................     1,610,000
                                                                     -----------
 Computers & Peripherals (5.1%):
 27,000 Cisco Systems, Inc.(b)....................................     2,210,625
 15,800 International Business Machines Corp. ....................     1,779,475
                                                                     -----------
                                                                       3,990,100
                                                                     -----------
 Cosmetics/Personal Care (6.4%):
 10,200 Avon Products, Inc. ......................................       641,325
 34,800 Gillette Co. .............................................     1,431,150
 27,000 Kimberly-Clark Corp. .....................................     1,029,375
 25,600 Procter & Gamble Co. .....................................     1,958,399
                                                                     -----------
                                                                       5,060,249
                                                                     -----------
 Diversified Manufacturing Operations (4.5%):
 43,800 General Electric Co. .....................................     3,504,000
                                                                     -----------
 Entertainment (0.8%):
 24,300 The Walt Disney Co. ......................................       666,731
                                                                     -----------
 Financial Services (1.2%):
 24,700 Household International, Inc. ............................       912,356
                                                                     -----------
 Food Processing & Packaging (0.9%):
 14,400 Bestfoods.................................................       722,700
                                                                     -----------
 Food Products & Services (2.8%):
 22,300 General Mills, Inc. ......................................     1,459,256
 15,500 Suiza Foods Corp.(b)......................................       749,813
                                                                     -----------
                                                                       2,209,069
                                                                     -----------
 Health Care (2.4%):
 27,500 Johnson & Johnson.........................................     1,897,500
                                                                     -----------

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Insurance (3.8%):
 26,900 Allstate Corp. ...........................................   $ 1,008,750
 14,000 American International Group, Inc. .......................     1,082,375
 27,200 Travelers Property Casualty Corp.,
         Class A..................................................       895,900
                                                                     -----------
                                                                       2,987,025
                                                                     -----------
 Machine--Diversified (1.5%):
 27,700 Caterpillar, Inc. ........................................     1,168,594
                                                                     -----------
 Manufacturing--Diversified (1.9%):
 26,600 Tyco International Ltd. ..................................     1,476,300
                                                                     -----------
 Metals (0.7%):
 15,000 Precision Castparts Corp. ................................       565,313
                                                                     -----------
 Oil--Intergrated Companies (1.0%):
 30,100 Coastal Corp. ............................................       782,600
                                                                     -----------
 Pharmaceuticals (19.3%):
 38,000 Abbott Laboratories.......................................     1,463,000
 24,600 American Home Products Corp. .............................     1,233,075
 26,800 Bristol-Myers Squibb Co. .................................     2,623,050
 16,100 Eli Lilly & Co. ..........................................     1,054,550
 25,900 Merck & Co., Inc. ........................................     3,002,780
 27,800 Pfizer, Inc. .............................................     2,585,400
 17,800 Schering-Plough Corp. ....................................     1,530,800
 26,100 Warner-Lambert Co. .......................................     1,703,025
                                                                     -----------
                                                                      15,195,680
                                                                     -----------
 Radio (1.1%):
 18,800 Clear Channel Communications, Inc.(b).....................       846,000
                                                                     -----------
 Retail (5.7%):
 52,600 Home Depot, Inc. .........................................     2,025,100
 41,300 Wal-Mart Stores, Inc. ....................................     2,426,375
                                                                     -----------
                                                                       4,451,475
                                                                     -----------
 Semiconductors (3.4%):
 38,100 Intel Corp. ..............................................     2,712,244
                                                                     -----------
 Telecommunications (11.7%):
 28,800 Airtouch Communications, Inc.(b)..........................     1,620,000
 40,100 Bell Atlantic Corp. ......................................     1,769,413
 29,200 GTE Corp. ................................................     1,460,000
 26,800 Lucent Technologies, Inc. ................................     1,899,449
 16,800 Panamsat Corp.(b).........................................       711,900
 34,700 SBC Communications, Inc. .................................     1,318,600
 10,200 Tellabs, Inc.(b)..........................................       430,950
                                                                     -----------
                                                                       9,210,312
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
GROWTH EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------

 COMMON STOCKS, CONTINUED:
 Tobacco & Tobacco Product (2.5%):
 47,900 Philip Morris Cos., Inc. .................................   $ 1,990,844
                                                                     -----------
 Utilities--Electric (1.0%):
 29,600 AES Corp.(b)..............................................       806,600
                                                                     -----------
  Total Common Stocks                                                 75,718,900
                                                                     -----------

                                   SECURITY                            MARKET
 SHARES                           DESCRIPTION                           VALUE
 ------    --------------------------------------------------------  -----------

 INVESTMENT COMPANIES (3.7%):
 2,895,982 American Performance Cash Management Fund...............  $ 2,895,982
                                                                     -----------
  Total Investment Companies                                           2,895,982
                                                                     -----------
  Total Investments (Cost $60,638,124)(a)--99.9%                      78,614,882
  Other assets in excess of liabilities--0.1%                             61,964
                                                                     -----------
  Total Net Assets--100.0%                                           $78,676,846
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,756. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation................ $22,699,264
      Unrealized depreciation................  (4,724,262)
                                              -----------
      Net unrealized appreciation............ $17,975,002
                                              ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1998

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS (96.1%):
 Advertising (0.9%):
  9,100 True North Communications, Inc. ..........................   $   207,025
                                                                     -----------
 Aerospace/Defense (0.8%):
  2,900 Alliant Techsystems, Inc.(b)..............................       190,313
                                                                     -----------
 Airlines (0.5%):
  6,300 America West Holdings Corp., Class B(b)...................       122,456
                                                                     -----------
 Auto Parts (0.6%):
  3,000 SPX Corp.(b)..............................................       149,250
                                                                     -----------
 Automotive Parts (1.3%):
  4,500 Borg-Warner Automotive, Inc. .............................       182,250
  6,200 Tower Automotive, Inc.(b).................................       113,538
                                                                     -----------
                                                                         295,788
                                                                     -----------
 Banking (1.9%):
  2,574 First Union Corp..........................................       124,839
  5,665 HUBCO, Inc. ..............................................       150,123
  7,000 Washington Federal, Inc. .................................       158,375
                                                                     -----------
                                                                         433,337
                                                                     -----------
 Broadcasting/Cable (1.2%):
  7,900 Adelphia Communications, Class A(b).......................       272,550
                                                                     -----------
 Chemicals (3.6%):
 14,900 Carbide/Graphite Group, Inc.(b)...........................       193,700
 12,000 Ferro Corp. ..............................................       242,250
 20,200 NL Industries, Inc. ......................................       401,475
                                                                     -----------
                                                                         837,425
                                                                     -----------
 Commercial Services (2.6%):
  5,600 NCO Group, Inc.(b)........................................        98,700
 17,500 Rollins, Inc. ............................................       320,469
  5,600 SPS Transaction Service, Inc.(b)..........................       174,650
                                                                     -----------
                                                                         593,819
                                                                     -----------
 Computer Software (4.2%):
  3,100 CSG Systems International, Inc.(b)........................       113,925
 22,200 Inprise Corp.(b)..........................................       117,938
  6,700 Midway Games, Inc.(b).....................................        63,231
 14,400 QuadraMed Corp.(b)........................................       341,999
  6,900 Symantec Corp.(b).........................................       112,988
 12,200 The Learning Company, Inc.(b).............................       215,787
                                                                     -----------
                                                                         965,868
                                                                     -----------
 Computers (1.4%):
  9,900 Cylink Corp.(b)...........................................        80,438
 16,800 HMT Technology Corp.(b)...................................       115,500

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS (CONTINUED):
 Computers, continued:
 13,500 MTI Technology Corp.(b)...................................   $    60,750
  4,800 Systems & Computer Technology Corp.(b)....................        65,400
                                                                     -----------
                                                                         322,088
                                                                     -----------
 Computers & Peripherals (0.6%):
  9,600 Pomeroy Computer Resources, Inc.(b).......................       127,200
                                                                     -----------
 Distribution (0.3%):
 10,800 CellStar Corp.(b).........................................        71,550
                                                                     -----------
 Diversified (0.9%):
 13,900 Walter Industries, Inc.(b)................................       196,338
                                                                     -----------
 Diversified Manufacturing Operations (1.4%):
 19,700 ACX Technologies, Inc.(b).................................       311,506
                                                                     -----------
 Electronics (1.5%):
 10,800 CHS Electronics, Inc.(b)..................................       136,350
  8,000 DII Group, Inc.(b)........................................       103,000
  8,500 LoJack Corp.(b)...........................................        96,688
                                                                     -----------
                                                                         336,038
                                                                     -----------
 Engineering (0.9%):
  7,200 Dycom Industries, Inc.(b).................................       198,900
                                                                     -----------
 Entertainment (1.7%):
 15,300 Ascent Entertainment Group, Inc.(b).......................       118,575
 18,800 Grand Casinos., Inc.(b)...................................       164,500
  4,000 International Speedway Corp., Class B.....................       110,000
                                                                     -----------
                                                                         393,075
                                                                     -----------
 Financial Services (2.3%):
 13,200 Advanta Corp., Class A....................................       149,325
 18,700 AMRESCO, INC.(b)..........................................       231,413
  6,100 FIRSTPLUS Financial Group,
         Inc.(b)..................................................       138,775
                                                                     -----------
                                                                         519,513
                                                                     -----------
 Food Products & Services (6.3%):
 49,600 Chiquita Brands International, Inc. ......................       554,899
  7,200 Nash-Finch Co. ...........................................       100,800
 18,300 Pilgrim's Pride Corp., Class B............................       357,994
 22,900 Ralcorp Holdings, Inc.(b).................................       442,256
                                                                     -----------
                                                                       1,455,949
                                                                     -----------
 Health Care (5.1%):
  7,100 CONMED Corp.(b)...........................................       144,219
 29,700 Mariner Post-Acute Network, Inc.(b).......................       211,613
 63,400 Matria Healthcare, Inc.(b)................................       144,631
 34,800 Quest Diagnostics, Inc.(b)................................       578,549
  5,550 Sierra Health Services, Inc.(b)...........................        88,800
                                                                     -----------
                                                                       1,167,812
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------

 COMMON STOCKS (CONTINUED):
 Home Builders (4.1%):
     9,400 Crossmann Communities, Inc.(b).........................   $   239,700
     7,500 Lennar Corp. ..........................................       135,938
    12,900 Standard Pacific Corp. ................................       152,381
    14,500 U.S. Home Corp.(b).....................................       410,530
                                                                     -----------
                                                                         938,549
                                                                     -----------
 Insurance (8.8%):
    15,100 20th Century Industries................................       375,612
     7,400 Amerin Corp.(b)........................................       168,813
     5,800 Capital Re Corp. ......................................       153,700
     6,200 E.W. Blanch Holdings, Inc. ............................       221,263
     6,600 First American Financial Corp. ........................       169,950
     9,900 FPIC Insurance Group, Inc.(b)..........................       262,349
    14,520 Frontier Insurance Group, Inc. ........................       200,558
    11,200 John Alden Financial Corp. ............................       251,299
     9,500 MMI Cos., Inc. ........................................       153,188
     9,100 Vesta Insurance Group, Inc. ...........................        85,881
                                                                     -----------
                                                                       2,042,613
                                                                     -----------
 Machine--Diversified (5.7%):
     9,200 Allied Products Corp. .................................        83,950
    24,200 Lincoln Electric Holdings..............................       423,499
    30,100 MagnaTek, Inc.(b)......................................       391,300
    26,000 Terex Corp.(b).........................................       409,500
                                                                     -----------
                                                                       1,308,249
                                                                     -----------
 Machinery & Equipment (0.5%):
    14,800 Chart Industries, Inc. ................................       104,525
                                                                     -----------
 Manufacturing (0.4%):
     4,800 Westinghouse Air Brake Co. ............................        96,900
                                                                     -----------
 Medical--Biotechnology (0.5%):
     4,900 Aviron(b)..............................................       106,269
                                                                     -----------
 Medical Equipment & Supplies (1.3%):
     5,100 Ballard Medical Products...............................        94,669
     7,200 Patterson Dental Co.(b)................................       214,649
         7 U.S. Surgical Corp. ...................................           280
                                                                     -----------
                                                                         309,598
                                                                     -----------
 Medical Services (0.5%):
    16,200 Prime Medical Services, Inc.(b)........................       113,400
                                                                     -----------
 Metals (4.8%):
    35,700 Maverick Tube Corp.(b).................................       200,812
    24,600 NS Group, Inc.(b)......................................       146,063
     2,800 Precision Castparts Corp. .............................       105,525
    11,500 Shaw Group, Inc.(b)....................................        92,719
    55,400 WHX Corp.(b)...........................................       553,999
                                                                     -----------
                                                                       1,099,118
                                                                     -----------

                                 SECURITY                          MARKET
  SHARES                       DESCRIPTION                          VALUE
 --------- ---------------------------------------------------   -----------

 COMMON STOCKS (CONTINUED):
 Oil & Gas--Equipment & Services (1.7%):
    18,200 Giant Industries, Inc. ............................   $   245,700
     7,300 Input/Output, Inc.(b)..............................        71,175
     8,100 Tuboscope, Inc.(b).................................        74,419
                                                                 -----------
                                                                     391,294
                                                                 -----------
 Oil & Gas Exploration (0.4%):
    12,300 Belco Oil & Gas Corp.(b)...........................        86,869
                                                                 -----------
 Oil--Intergrated Companies (0.7%):
     7,500 Leviathan Gas Pipeline Partners, L.P.(b)...........       163,594
                                                                 -----------
 Pharmaceuticals (2.7%):
    22,600 Herbalife International, Inc., Class A.............       300,862
     2,600 MedImmune, Inc.(b).................................       125,450
     9,000 Theragenics Corp.(b)...............................       113,625
    10,900 Triangle Pharmaceuticals, Inc.(b)..................        91,969
                                                                 -----------
                                                                     631,906
                                                                 -----------
 Printing & Publishing (0.4%):
     3,100 Valassis Communications, Inc.(b)...................        92,419
                                                                 -----------
 Real Estate (0.7%):
    16,800 Grubb & Ellis Co.(b)...............................       159,600
                                                                 -----------
 Real Estate Investment Trusts (1.1%):
     8,900 Bradley Real Estate, Inc. .........................       176,888
     6,100 Impac Mortgage Holdings, Inc. .....................        78,156
                                                                 -----------
                                                                     255,044
                                                                 -----------

 Restaurants (2.8%):
     6,300 Bob Evans Farms, Inc. .............................       116,156
    52,700 Ryan's Family Steak Houses, Inc.(b)................       536,882
                                                                 -----------
                                                                     653,038
                                                                 -----------
 Retail (6.5%):
     7,900 Ames Department Stores, Inc.(b)....................       116,525
     5,800 Brylane, Inc.(b)...................................       150,438
    24,400 Burlington Coat Factory Warehouse Corp. ...........       513,924
     6,900 Claire's Stores, Inc. .............................       103,500
     3,400 Department 56, Inc.(b).............................       100,300
    10,500 Micro Warehouse, Inc.(b)...........................       170,625
    18,500 Sunglass Hut International, Inc.(b)................       106,375
     5,400 The Dress Barn, Inc.(b)............................        93,825
     6,300 The Men's Wearhouse, Inc.(b).......................       147,656
                                                                 -----------
                                                                   1,503,168
                                                                 -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                AUGUST 31, 1998

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS (CONTINUED):
 Semiconductors (1.0%):
  4,900 Novellus Systems, Inc.(b).................................   $   130,463
 11,300 VLSI Technology, Inc.(b)..................................       102,406
                                                                     -----------
                                                                         232,869
                                                                     -----------
 Shipbuilding (0.4%):
  9,800 Halter Marine Group, Inc.(b)..............................        88,200
                                                                     -----------
 Telecommunications (2.7%):
 14,300 Metromedia International Group, Inc.(b)...................        58,988
 16,900 Omnipoint Corp.(b)........................................       185,900
 12,200 Powertel, Inc.(b).........................................       122,000
 20,800 SmarTalk TeleServices, Inc.(b)............................       131,300
  6,900 WinStar Communications, Inc.(b)...........................       125,925
                                                                     -----------
                                                                         624,113
                                                                     -----------
 Textile Products (1.3%):
  9,600 Guilford Mills, Inc. .....................................       141,000
  6,000 Mohawk Industries, Inc.(b)................................       159,375
                                                                     -----------
                                                                         300,375
                                                                     -----------
 Transportation (0.4%):
 14,500 Arkansas Best Corp.(b)....................................        97,875
                                                                     -----------
 Transportation Leasing & Trucking (2.4%):
 18,300 Consolidated Freightways Corp.(b).........................       160,125
 14,000 Motivepower Industries, Inc.(b)...........................       280,000
  8,100 Roadway Express, Inc. ....................................       122,513
                                                                     -----------
                                                                         562,638
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------  ---------------------------------------------------------   -----------
 COMMON STOCKS (CONTINUED):
 Utilities--Electric (2.2%):
   8,500 Hawaiian Electric Industries, Inc. ......................   $   319,281
   5,800 Idaho Power Co. .........................................       176,538
                                                                     -----------
                                                                         495,819
                                                                     -----------
 Utilities--Natural Gas (1.4%):
  11,200 Indiana Energy, Inc. ....................................       321,300
                                                                     -----------
 Utilities--Water (0.7%):
   9,200 United Water Resources, Inc. ............................       163,300
                                                                     -----------
  Total Common Stocks                                                 22,110,442
                                                                     ===========
 INVESTMENT COMPANIES (3.8%):
 874,060 American Performance Cash Management Fund................       874,060
                                                                     -----------
  Total Investment Companies                                             874,060
                                                                     -----------
  Total Investments (Cost $30,919,446)(a)--99.9%                      22,984,502
  Other assets in excess of liabilities--0.1%                             13,227
                                                                     -----------
  Total Net Assets--100.0%                                           $22,997,729
                                                                     ===========

--------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $   810,826
     Unrealized depreciation.............  (8,745,772)
                                          -----------
     Net unrealized depreciation......... $(7,934,946)
                                          ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1998
1.ORGANIZATION:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Aggressive Growth Fund (individually referred to as a "Fund"). Bank of Oklahoma, N.A. ("BOK") (successor to BankOklahoma Trust Company), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. AMR Investment Services, Inc. ("AMR") a subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as sub-investment adviser to the Cash Management Fund. BOK also serves as custodian to the Funds.

 The investment objective of the U.S. Treasury Fund and the Cash Management Fund (the "Money Market Funds") is to seek current income with liquidity and stability of principal. The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, and the Intermediate Bond Fund seek current income, consistent with the preservation of capital. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks current income and, secondarily, long-term capital growth. The Equity Fund seeks growth of capital. The Growth Equity Fund seeks long-term capital appreciation and growth of income. The Aggressive Growth Fund seeks long-term capital appreciation.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, corporate bonds, commercial paper, municipal bonds, and U.S. Government securities of the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Aggressive Growth Fund (collectively, "the Variable Net Asset Value Funds"), are valued based upon the current available prices in the principal market (closing sales price if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the Variable Net Asset Value Funds are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1998

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of August 31, 1998.

   EXPENSES:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets.

   REPURCHASE AGREEMENTS:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the Money Market Funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Aggressive Growth Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1998

   As of August 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                              ACCUMULATED NET
                                          UNDISTRIBUTED NET REALIZED GAIN/(LOSS)
                                          INVESTMENT INCOME    ON INVESTMENTS
                                          ----------------- --------------------
    Cash Management Fund.................     $  4,977           $  (4,977)
    Short-Term Income Fund...............        9,906              (9,906)
    Intermediate Bond Fund...............      (16,272)             16,272
    Bond Fund............................       (8,700)                821
    Balanced Fund........................        3,549              (3,549)
    Growth Equity Fund...................        2,517                  --
    Aggressive Growth Fund...............      145,824            (145,824)

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify, or continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   As of August 31, 1998 the following Funds had net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                           AMOUNT   YEAR EXPIRES
                                                          --------- ------------
    Intermediate Bond Fund............................... $ 604,579     2004
                                                          ---------
    Bond Fund............................................ $  27,615     2003
                                                            139,268     2005
                                                          ---------
                                                          $ 166,883
                                                          =========

   Capital losses incurred after October 31 of the Fund's current fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Short-Term Income Fund has incurred and will elect to defer such capital losses of $11,402 after October 31, 1997.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year or period ended August 31, 1998 are as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
  Intermediate Tax-Free Bond Fund.................... $  8,000,711 $  5,310,147
  Short-Term Income Fund.............................   29,148,458   12,688,935
  Intermediate Bond Fund.............................   31,515,280   25,585,262
  Bond Fund..........................................   36,531,465   21,626,623
  Balanced Fund......................................   38,630,979   27,852,257
  Equity Fund........................................  135,640,944  139,682,179
  Growth Equity Fund.................................   52,273,712   23,370,539
  Aggressive Growth Fund.............................   54,454,262   75,294,669

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1998
4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by BOK. AMR serves as sub-investment adviser to the Cash Management Fund. Under the terms of the investment advisory agreements, BOK and AMR are entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 During the year ended August 31, 1997, BOK Financial Corp., an affiliate of BOK, and AMR purchased securities from the Cash Management Fund for their carrying value of approximately $20 million. At the time of the transactions, the difference between the market value and carrying value of the securities was approximately $3.4 million, which is reflected in the accompanying financial statements as capital contribution to the Cash Management Fund. No related party capital contribution transactions occurred during the year ended August 31, 1998.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the management and administration contract as a percentage of the average net assets of each of the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed .25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended August 31, 1998, BISYS received $19,123 from commissions earned on sales of shares of the Funds' variable net asset value funds, $1,836 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

 Information regarding these transactions for the year or period ended August 31, 1998 is as follows:

                                                             U.S.       CASH
                                                           TREASURY  MANAGEMENT
                                                             FUND       FUND
                                                           --------  ----------
  INVESTMENT ADVISORY FEES:
   Annual fee (percentage of average net assets).........      0.40%       0.40%
  ADMINISTRATION FEES:
   Annual fee (percentage of average net assets).........      0.20%       0.20%
  12B-1 FEES:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)...............................      0.25%       0.25%
   Voluntary fee reductions..............................  $934,531  $1,018,870
  CUSTODIAN FEES:
   Annual fee (percentage of net assets).................      0.03%       0.03%
  TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES.........  $164,113  $  179,164

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1998

                               INTERMEDIATE SHORT-TERM
                                 TAX-FREE     INCOME    INTERMEDIATE
                                BOND FUND      FUND      BOND FUND    BOND FUND
                               ------------ ----------- ------------ -----------
  INVESTMENT ADVISORY FEES:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............        0.55%       0.55%        0.55%       0.55%
   Voluntary fee reductions..    $ 57,350    $117,712     $162,552     $92,870
  ADMINISTRATION FEES:
   Annual fee (percentage of
    average net assets)......        0.20%       0.20%        0.20%       0.20%
  12B-1 FEES:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............        0.25%       0.25%        0.25%       0.25%
   Voluntary fee reductions..    $ 71,687    $ 53,506          --          --
  CUSTODIAN FEES:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............        0.03%       0.03%        0.03%       0.03%
   Voluntary fee reductions..         --     $  2,115          --          --
  TRANSFER AGENT AND MUTUAL
   FUND ACCOUNTANT FEES......    $331,831    $ 31,564     $ 70,267     $39,980
                                 BALANCED                  GROWTH    AGGRESSIVE
                                   FUND     EQUITY FUND EQUITY FUND  GROWTH FUND
                               ------------ ----------- ------------ -----------
  INVESTMENT ADVISORY FEES:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............        0.74%       0.69%        0.69%       0.69%
   Voluntary fee reductions..    $236,504    $370,196     $109,099     $81,755
  ADMINISTRATION FEES:
   Annual fee (percentage of
    average net assets)......        0.20%       0.20%        0.20%       0.20%
  12B-1 FEES:
   Annual fee before
    voluntary fee reductions
    (percentage of average
    net assets)..............        0.25%       0.25%        0.25%       0.25%
   Voluntary fee reductions..    $ 95,717         --           --          --
  CUSTODIAN FEES:
   Annual fee before
    voluntary fee reductions
    (percentage of net
    assets)..................        0.03%       0.03%        0.03%       0.03%
   Voluntary fee reductions..    $  3,224         --           --          --
  TRANSFER AGENT AND MUTUAL
   FUND ACCOUNTANT FEES......    $ 33,070    $105,495     $ 32,198     $37,825

5.CONVERSION OF COMMON TRUST FUNDS

 On October 31, 1997 the Growth Equity Fund of the American Performance Funds issued shares to acquire the assets and liabilities of the Common Fund "B" Growth Equity of BOK. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

                                                          NET ASSET  UNREALIZED
                                     SHARES   NET ASSETS    VALUE   APPRECIATION
                                    --------- ----------- --------- ------------
  Growth Equity Fund............... 4,285,041 $42,850,409  $10.00   $16,460,055

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                AUGUST 31, 1998

6.FEDERAL INCOME TAX INFORMATION (UNAUDITED)

 During the year ended August 31, 1998, the funds declared long-term capital distributions in the following amounts:

  Intermediate Tax-Free Bond Fund.................................. $   181,702
  Balanced Fund....................................................   1,736,199
  Equity Fund......................................................  15,023,573
  Aggressive Growth Fund...........................................   7,598,060

 For the taxable year ended August 31, 1998, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                    QUALIFIED
                                                                 DIVIDEND INCOME
                                                                 ---------------
  Balanced Fund.................................................      12.50%
  Equity Fund...................................................      33.88%
  Growth Equity Fund............................................     100.00%

 During the year ended August 31, 1998, the American Performance Intermediate Tax-Free Bond Fund declared tax-exempt income distributions of $1,267,857.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                        U.S. TREASURY FUND
                         -----------------------------------------------------
                                       YEAR ENDED AUGUST 31,
                         -----------------------------------------------------
                           1998       1997       1996       1995       1994
                         ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $   1.000  $   1.000  $   1.000  $   1.000  $   1.000
                         ---------  ---------  ---------  ---------  ---------
INVESTMENT ACTIVITIES
 Net investment income..     0.048      0.046      0.047      0.048      0.028
                         ---------  ---------  ---------  ---------  ---------
DISTRIBUTIONS
 Net investment income..    (0.048)    (0.046)    (0.047)    (0.048)    (0.028)
                         ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
 PERIOD................. $   1.000  $   1.000  $   1.000  $   1.000  $   1.000
                         =========  =========  =========  =========  =========
Total Return............      4.94%      4.74%      4.85%      4.95%      2.87%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000).......... $ 388,319  $ 298,424  $ 217,406  $ 187,007  $ 165,353
 Ratio of expenses to
  average net assets....      0.72%      0.72%      0.74%      0.75%      0.81%
 Ratio of net investment
  income to average net
  assets................      4.83%      4.65%      4.74%      4.88%      2.81%
 Ratio of expenses to
  average net assets*...      0.97%      0.97%      0.99%      1.00%      1.01%
 Ratio of net investment
  income to average net
  assets*...............      4.58%      4.40%      4.49%      4.63%      2.61%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                        CASH MANAGEMENT FUND
                            ---------------------------------------------------
                                       YEAR ENDED AUGUST 31,
                            ---------------------------------------------------
                              1998      1997         1996      1995      1994
                            --------  --------     --------  --------  --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $  1.000  $  1.000     $  1.000  $  1.000  $  1.000
                            --------  --------     --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income....     0.050     0.049        0.050     0.052     0.030
 Net realized gains
  (losses) on investments.        --    (0.010)          --        --        --
                            --------  --------     --------  --------  --------
  Total from Investment
   Activities.............     0.050     0.039        0.050     0.052     0.030
                            --------  --------     --------  --------  --------
DISTRIBUTIONS
 Net investment income....    (0.050)   (0.049)      (0.050)   (0.052)   (0.030)
                            --------  --------     --------  --------  --------
  Total Distributions.....    (0.050)   (0.049)      (0.050)   (0.052)   (0.030)
                            --------  --------     --------  --------  --------
 Capital contribution.....        --     0.010           --        --        --
                            --------  --------     --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD...................  $  1.000  $  1.000     $  1.000  $  1.000  $  1.000
                            ========  ========     ========  ========  ========
Total Return..............      5.14%     5.05%(a)     5.14%     5.30%     3.08%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000)............  $466,571  $331,095     $375,797  $194,807  $195,490
 Ratio of expenses to
  average net assets......      0.71%     0.72%        0.71%     0.74%     0.78%
 Ratio of net investment
  income to average net
  assets..................      5.02%     4.93%        5.01%     5.18%     3.05%
 Ratio of expenses to
  average net assets*.....      0.96%     0.97%        0.96%     0.99%     0.98%
 Ratio of net investment
  income to average net
  assets*.................      4.77%     4.68%        4.76%     4.94%     2.85%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                       INTERMEDIATE TAX-FREE BOND FUND
                                   -------------------------------------------
                                            YEAR ENDED AUGUST 31,
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $ 10.78  $ 10.57  $ 10.67  $ 10.42  $ 10.77
                                   -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income............    0.48     0.49     0.49     0.51     0.54
 Net realized and unrealized gains
  (losses) on investments.........    0.28     0.21    (0.10)    0.25    (0.35)
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.76     0.70     0.39     0.76     0.19
                                   -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income............   (0.48)   (0.49)   (0.49)   (0.51)   (0.54)
 Net realized gains...............   (0.07)      --       --       --       --
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.55)   (0.49)   (0.49)   (0.51)   (0.54)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 10.99  $ 10.78  $ 10.57  $ 10.67  $ 10.42
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    7.28%    6.79%    3.68%    7.62%    1.76%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)........................... $30,454  $26,544  $31,036  $28,114  $30,097
 Ratio of expenses to average net
  assets..........................    0.74%    0.74%    0.75%    0.51%    0.25%
 Ratio of net investment income to
  average net assets..............    4.44%    4.61%    4.58%    4.99%    5.06%
 Ratio of expenses to average net
  assets*.........................    1.19%    1.19%    1.20%    1.24%    1.44%
 Ratio of net investment income to
  average net assets*.............    3.99%    4.16%    4.13%    4.25%    3.87%
 Portfolio turnover...............   19.10%   11.38%   19.53%    8.35%   14.33%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                              SHORT-TERM INCOME FUND
                                       ----------------------------------------
                                        YEAR ENDED AUGUST 31,      OCTOBER 19,
                                       -------------------------      1994
                                                                  TO AUGUST 31,
                                        1998     1997     1996       1995(A)
                                       -------  -------  -------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.  $  9.92  $  9.79  $  9.95     $ 10.00
                                       -------  -------  -------     -------
INVESTMENT ACTIVITIES
 Net investment income...............     0.62     0.61     0.59        0.52
 Net realized and unrealized gains
  (losses) on investments............     0.20     0.14    (0.14)      (0.05)
                                       -------  -------  -------     -------
  Total from Investment Activities...     0.82     0.75     0.45        0.47
                                       -------  -------  -------     -------
DISTRIBUTIONS
 Net investment income...............    (0.62)   (0.61)   (0.59)      (0.52)
 In excess of net investment income..       --    (0.01)      --          --
 Net realized gains..................       --       --    (0.01)         --
 In excess of net realized gains.....       --       --    (0.01)         --
                                       -------  -------  -------     -------
  Total Distributions................    (0.62)   (0.62)   (0.61)      (0.52)
                                       -------  -------  -------     -------
NET ASSET VALUE, END OF PERIOD.......  $ 10.12  $  9.92  $  9.79     $  9.95
                                       =======  =======  =======     =======
Total Return (excludes sales charge).     8.47%    7.85%    4.64%       4.81%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)...  $32,390  $15,658  $14,399     $10,228
 Ratio of expenses to average net
  assets.............................     0.41%    0.33%    0.41%       0.57%(b)
 Ratio of net investment income to
  average net assets.................     6.15%    6.14%    5.95%       5.96%(b)
 Ratio of expenses to average net
  assets*............................     1.22%    1.16%    1.24%       1.47%(b)
 Ratio of net investment income to
  average net assets*................     5.34%    5.31%    5.12%       5.06%(b)
 Portfolio turnover..................    60.02%   37.55%   80.98%     212.35%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                          INTERMEDIATE BOND FUND
                                  -------------------------------------------
                                           YEAR ENDED AUGUST 31,
                                  -------------------------------------------
                                   1998     1997     1996     1995     1994
                                  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................... $ 10.23  $ 10.01  $ 10.26  $ 10.23  $ 11.06
                                  -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........    0.61     0.60     0.60     0.61     0.61
 Net realized and unrealized
  gains (losses) on investments..    0.27     0.22    (0.25)    0.06    (0.73)
                                  -------  -------  -------  -------  -------
  Total from Investment
   Activities....................    0.88     0.82     0.35     0.67    (0.12)
                                  -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net investment income...........   (0.61)   (0.60)   (0.60)   (0.61)   (0.61)
 Net realized gains..............      --       --       --       --    (0.06)
 In excess of net realized gains.      --       --       --    (0.03)   (0.04)
                                  -------  -------  -------  -------  -------
  Total Distributions............   (0.61)   (0.60)   (0.60)   (0.64)   (0.71)
                                  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD... $ 10.50  $ 10.23  $ 10.01  $ 10.26  $ 10.23
                                  =======  =======  =======  =======  =======
Total Return (excludes sales
 charge).........................    8.80%    8.38%    3.41%    6.81%   (1.14)%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000).......................... $85,382  $77,319  $63,088  $74,395  $84,144
 Ratio of expenses to average net
  assets.........................    0.95%    0.93%    0.95%    0.98%    0.98%
 Ratio of net investment income
  to average net assets..........    5.86%    5.89%    5.84%    6.00%    5.72%
 Ratio of expenses to average net
  assets*........................    1.15%    1.13%    1.15%    1.18%    1.18%
 Ratio of net investment income
  to average net assets*.........    5.66%    5.69%    5.64%    5.80%    5.52%
 Portfolio turnover..............   31.98%   40.77%  129.97%  154.43%   76.30%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                               BOND FUND
                               ----------------------------------------------
                                         YEAR ENDED AUGUST 31,
                               ----------------------------------------------
                                1998     1997      1996      1995      1994
                               -------  -------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  9.29  $  8.99  $   9.29  $   9.36  $  11.05
                               -------  -------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income........    0.57     0.58      0.57      0.56      0.58
 Net realized and unrealized
  gains (losses) on
  investments.................    0.47     0.30     (0.30)     0.15     (0.77)
                               -------  -------  --------  --------  --------
  Total from Investment
   Activities.................    1.04     0.88      0.27      0.71     (0.19)
                               -------  -------  --------  --------  --------
DISTRIBUTIONS
 Net investment income........   (0.57)   (0.58)    (0.57)    (0.56)    (0.58)
 Net realized gains...........      --       --        --        --     (0.43)
 In excess of net realized
  gains.......................      --       --        --     (0.22)    (0.49)
                               -------  -------  --------  --------  --------
  Total Distributions.........   (0.57)   (0.58)    (0.57)    (0.78)    (1.50)
                               -------  -------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD....................... $  9.76  $  9.29  $   8.99  $   9.29  $   9.36
                               =======  =======  ========  ========  ========
Total Return (excludes sales
 charge)......................   11.54%   10.03%     2.84%     8.21%    (1.92)%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)....................... $52,706  $35,454  $ 32,807  $ 37,293  $ 38,257
 Ratio of expenses to average
  net assets..................    0.96%    0.94%     0.96%     1.03%     1.05%
 Ratio of net investment
  income to average net
  assets......................    6.02%    6.29%     6.08%     6.18%     5.72%
 Ratio of expenses to average
  net assets*.................    1.16%    1.14%     1.16%     1.23%     1.25%
 Ratio of net investment
  income to average net
  assets*.....................    5.82%    6.09%     5.88%     5.98%     5.52%
 Portfolio turnover...........   47.80%   83.65%    61.02%   185.48%   122.14%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                                  BALANCED FUND
                                       --------------------------------------
                                                                    JUNE 1,
                                        YEAR ENDED AUGUST 31,       1995 TO
                                       --------------------------  AUGUST 31,
                                        1998     1997      1996     1995(A)
                                       -------  -------  --------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.  $ 13.38  $ 11.28  $  10.62   $  10.00
                                       -------  -------  --------   --------
INVESTMENT ACTIVITIES
 Net investment income...............     0.40     0.41      0.35       0.08
 Net realized and unrealized gains on
  investments........................     0.21     2.46      0.79       0.62
                                       -------  -------  --------   --------
  Total from Investment Activities...     0.61     2.87      1.14       0.70
                                       -------  -------  --------   --------
DISTRIBUTIONS
 Net investment income...............    (0.34)   (0.41)    (0.35)     (0.08)
 Net realized gains..................    (1.28)   (0.36)    (0.13)        --
                                       -------  -------  --------   --------
  Total Distributions................    (1.62)   (0.77)    (0.48)     (0.08)
                                       -------  -------  --------   --------
NET ASSET VALUE, END OF PERIOD.......  $ 12.37  $ 13.38  $  11.28   $  10.62
                                       =======  =======  ========   ========
Total Return (excludes sales charge).     4.55%   26.33%    10.87%      6.98%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)...  $40,656  $30,249  $ 22,592   $ 12,842
 Ratio of expenses to average net
  assets.............................     0.47%    0.36%     0.38%      0.90%(b)
 Ratio of net investment income to
  average net assets.................     3.02%    3.34%     3.27%      3.17%(b)
 Ratio of expenses to average net
  assets*............................     1.34%    1.38%     1.40%      1.92%(b)
 Ratio of net investment income to
  average net assets*................     2.15%    2.32%     2.25%      2.15%(b)
 Portfolio turnover..................    78.07%   66.12%    71.89%     18.68%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                                EQUITY FUND
                                 ---------------------------------------------
                                           YEAR ENDED AUGUST 31,
                                 ---------------------------------------------
                                   1998      1997     1996     1995     1994
                                 --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................... $  17.33  $  13.73  $ 12.33  $ 11.85  $ 12.78
                                 --------  --------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..........     0.08      0.13     0.18     0.20     0.14
 Net realized and unrealized
  gains on investments..........     0.19      5.03     2.04     1.77     0.40
                                 --------  --------  -------  -------  -------
  Total from Investment
   Activities...................     0.27      5.16     2.22     1.97     0.54
                                 --------  --------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..........    (0.07)    (0.13)   (0.18)   (0.19)   (0.14)
 In excess of net investment
  income........................       --     (0.01)      --       --       --
 Net realized gains.............    (2.47)    (1.42)   (0.64)   (0.39)   (1.33)
 In excess of net realized
  gains.........................       --        --       --    (0.91)      --
                                 --------  --------  -------  -------  -------
  Total Distributions...........    (2.54)    (1.56)   (0.82)   (1.49)   (1.47)
                                 --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.. $  15.06  $  17.33  $ 13.73  $ 12.33  $ 11.85
                                 ========  ========  =======  =======  =======
Total Return (excludes sales
 charge)........................     0.79%    40.23%   18.53%   19.74%    4.66%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................... $166,965  $170,887  $86,352  $76,398  $84,618
 Ratio of expenses to average
  net assets....................     1.07%     1.06%    1.08%    1.14%    1.12%
 Ratio of net investment income
  to average net assets.........     0.44%     0.88%    1.35%    1.73%    1.32%
 Ratio of expenses to average
  net assets*...................     1.26%     1.25%    1.27%    1.33%    1.31%
 Ratio of net investment income
  to average net assets*........     0.25%     0.69%    1.16%    1.54%    1.13%
 Portfolio turnover.............    72.10%    93.82%   67.46%  100.44%  159.30%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                  GROWTH EQUITY
                                                                  -------------
                                                                   NOVEMBER 3,
                                                                  1997 THROUGH
                                                                   AUGUST 31,
                                                                     1998(A)
                                                                  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $ 10.00
                                                                     -------
INVESTMENT ACTIVITIES
 Net investment income...........................................       0.02
 Net realized and unrealized gains on investments................       1.25
                                                                     -------
  Total from Investment Activities...............................       1.27
                                                                     -------
DISTRIBUTIONS
 Net investment income...........................................      (0.02)
                                                                     -------
NET ASSET VALUE, END OF PERIOD...................................    $ 11.25
                                                                     =======
Total Return (excludes sales charge).............................      12.69%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)...............................    $78,677
 Ratio of expenses to average net assets.........................       1.12%(b)
 Ratio of net investment income to average net assets............       0.24%(b)
 Ratio of expenses to average net assets*........................       1.31%(b)
 Ratio of net investment income to average net assets*...........       0.05%(b)
 Portfolio turnover..............................................      36.08%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                              FINANCIAL HIGHLIGHTS

                                   AGGRESSIVE GROWTH FUND
                           -----------------------------------------------
                                    YEAR ENDED AUGUST 31,
                           -----------------------------------------------
                            1998      1997      1996      1995      1994
                           -------   -------   -------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 18.88   $ 16.29   $ 16.31   $ 11.99   $ 11.96
                           -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
 Net investment loss.....    (0.06)    (0.06)    (0.04)    (0.06)    (0.04)
 Net realized and
  unrealized gains
  (losses) on
  investments............    (5.18)     2.65      0.30      4.38      0.07
                           -------   -------   -------   -------   -------
  Total from Investment
   Activities............    (5.24)     2.59      0.26      4.32      0.03
                           -------   -------   -------   -------   -------
DISTRIBUTIONS
 Net realized gains......    (2.59)       --     (0.28)       --        --
                           -------   -------   -------   -------   -------
  Total Distributions....    (2.59)       --     (0.28)       --        --
                           -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD..................  $ 11.05   $ 18.88   $ 16.29   $ 16.31   $ 11.99
                           =======   =======   =======   =======   =======
Total Return (excludes
 sales charge)...........   (30.85)%   15.90 %    1.77%    36.03%     0.25%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000)...........  $22,998   $58,982   $43,278   $38,008   $24,775
 Ratio of expenses to
  average net assets.....     1.10%     1.08%     1.11%     1.27%     1.35%
 Ratio of net investment
  loss to average net
  assets.................    (0.27)%   (0.56)%   (0.35)%   (0.62)%   (0.69)%
 Ratio of expenses to
  average net assets*....     1.29%     1.27%     1.30%     1.45%     1.55%
 Ratio of net investment
  loss to average net
  assets*................    (0.46)%   (0.75)%   (0.54)%   (0.81)%   (0.89)%
 Portfolio turnover......   138.15%    76.47%    32.89%    27.16%    18.76%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS


     Investment Adviser

     Bank of Oklahoma, N.A.
     Bank Oklahoma Tower
     Tulsa, Oklahoma 74103

     Manager, Administrator,
     and Distributor

     BISYS Fund Services
     3435 Stelzer Road
     Columbus, Ohio 43219-3055

     Legal Counsel

     Ropes & Gray
     One Franklin Square
     1301 K Street N.W.
     Washington, DC 20005

     Auditors

     KPMG Peat Marwick LLP
     Two Nationwide Plaza
     Columbus, Ohio 43215